As filed with the U.S. Securities and Exchange Commission on July 27, 2017
Registration No. 333-218704
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1	[X]

Post-Effective Amendment No. __	[ ]
(Check appropriate box or boxes)

KINETICS MUTUAL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
470 Park Avenue South
New York, NY 10016
 (Address and Zip Code of Principal Executive Offices)
1-800-930-3828
Registrant's Telephone Number, including Area Code
Jay Kesslen
470 Park Avenue South
New York, NY 10016
 (Name and Address of Agent for Service)
With a copy to:
Michael P. Malloy, Esq.
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended (the "Securities Act").

Pursuant to Rule 473, the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered:	Shares of beneficial interest, no par value per share

Horizon Spin-off and Corporate Restructuring Fund
a series of Investment Managers Series Trust

235 W. Galena Street
Milwaukee, WI 53212

July 31, 2017

To the Shareholders:

A special meeting (the "Special Meeting") of the shareholders of the Horizon Spin-off and Corporate Restructuring Fund series (the "Horizon Fund") of Investment Managers Series Trust (the "IMST Trust") will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740 on August 21, 2017, at 12:00 p.m. Pacific Time. At the Special Meeting, shareholders of the Horizon Fund will be asked to vote on a proposal (the "Reorganization") to reorganize the Horizon Fund from the IMST Trust into a newly-created series (the "Kinetics Fund") of Kinetics Mutual Funds, Inc. (the "KMF Company"). The Kinetics Fund is designed to be substantially the same from an investment perspective as the Horizon Fund.

If the Agreement and Plan of Reorganization between the IMST Trust and the KMF Company regarding the proposed Reorganization of the Horizon Fund is approved by shareholders of the Horizon Fund, the proposed Reorganization would be accomplished by (i) the transfer of all of the assets of the Horizon Fund to the Kinetics Fund in exchange for the issuance by the Kinetics Fund to the Horizon Fund of shares of the Kinetics Fund, and the Kinetics Fund's assumption of all of the liabilities of the Horizon Fund, followed by (ii) the distribution of the shares of the Kinetics Fund pro rata to the shareholders of the Horizon Fund, on a class-by-class basis, in liquidation of the Horizon Fund.

The Reorganization generally is not expected to result in the recognition of gain or loss by the Horizon Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Horizon Fund do not approve the proposed Reorganization, then the Reorganization will not be implemented and the Board of Trustees of IMST Trust (the "Board") will consider additional actions with respect to the Horizon Fund, including the possible liquidation of the Horizon Fund.

If the Reorganization is approved by shareholders of the Horizon Fund, Kinetics Asset Management LLC ("Kinetics"), which is an affiliate of Horizon Asset Management LLC ("Horizon"), the sub-advisor to the Horizon Fund, will serve as the investment advisor for the Kinetics Fund. The investment objective of the Kinetics Fund will be identical to that of the Horizon Fund, and the investment strategies and investment limitations of the Kinetics Fund will be substantially the same as those of the Horizon Fund.

After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendation of the Horizon Fund's investment advisor, Liberty Street Advisors, Inc., the Board has approved the Reorganization and the solicitation of the Horizon Fund's shareholders with respect to the Agreement and Plan of Reorganization.

If you are a shareholder of record of the Horizon Fund as of the close of business on June 30, 2017, the Record Date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any postponement or adjournment thereof.  The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. Please read the enclosed materials carefully and cast your vote.

You can vote in one of four ways:
•	By Internet through the website listed in the proxy voting instructions;
•	By telephone using the toll-free number listed in the proxy voting instructions;
•	By mail with the enclosed proxy card(s); or
•	In person at the Special Meeting on August 21, 2017.

Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the IMST Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.  A prior proxy also can be revoked by voting your proxy at a later date through the toll-free number or Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.
The Board of the IMST Trust unanimously believes that the Reorganization of the Horizon Fund is in the best interests of the Horizon Fund and recommends that shareholders vote "FOR" the Reorganization.

If you have any questions regarding the proposal to be voted on, please do not hesitate to call (888) 819-4948.  Thank you for taking the time to consider this important proposal and for your continuing investment in the Horizon Fund.

Sincerely,

/s/ Maureen Quill
Maureen Quill
President
Investment Managers Series Trust

Horizon Spin-off and Corporate Restructuring Fund
a series of Investment Managers Series Trust

 235 W. Galena Street
Milwaukee, WI 53212

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 21, 2017.

To the Shareholders of the Horizon Spin-off and Corporate Restructuring Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of the Horizon Spin-off and Corporate Restructuring Fund (the "Horizon Fund"), a series of Investment Managers Series Trust, is to be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740 on August 21, 2017, at 12:00 p.m. Pacific Time.

The Special Meeting is being held to consider an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of all of the assets of the Horizon Fund to the Kinetics Spin-off and Corporate Restructuring Fund (the "Kinetics Fund"), a newly created series of Kinetics Mutual Funds, Inc., in exchange solely for (1) the number of full and fractional shares of the Kinetics Fund of each class corresponding to an outstanding class of Horizon Fund Shares equal in aggregate net asset value to the aggregate net asset value of the full and fractional Horizon Fund Shares of that corresponding class as of the close of business on the closing date and (2) the Kinetics Fund's assumption of all liabilities of the Horizon Fund. Each shareholder will receive, in exchange for the shareholder's shares of each class of the Horizon Fund, shares of the corresponding class of shares of the Kinetics Fund with the same aggregate net asset value, as follows:

Horizon Spin-off and Corporate Restructuring Fund		Kinetics Spin-off and Corporate Restructuring Fund
Class A shares		Class A shares
Class C shares		Class C shares
Institutional Class shares		Institutional Class shares

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record of the shares of beneficial interest in the Horizon Fund as of the close of business on June 30, 2017, the Record Date for this Special Meeting, are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Any such adjournment would require the affirmative vote of a majority of the shares voted in person or by proxy. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the "SEC"), including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.

 YOUR VOTE IS IMPORTANT.
Please return your Proxy Card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your Proxy Card.

By order of the Board of Trustees,

Diane Drake, Secretary
Investment Managers Series Trust
 July 31, 2017

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
We urge you to vote your shares.  Your prompt vote may save the Horizon Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.  Shareholders may cast their vote by telephone, by mail, by the Internet and by automated touchtone as set forth below:

Phone:
To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day/7 days a week.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Automated Touchtone:	The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on the reverse side of your proxy card.

If you have any questions regarding the proposal or the proxy card or need assistance voting your shares, please contact Broadridge Financial Solutions, Inc., the Horizon Fund's proxy solicitor, toll-free at (888) 819-4948.  If the Horizon Fund does not receive your voting instructions after our original mailing, you may be contacted by us or by Broadridge, in either case, to remind you to vote.
If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.  Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of Investment Managers Series Trust at the address noted in the Proxy Statement, or in person at the time of the Special Meeting.  A prior proxy can also be revoked by voting your proxy at a later date prior to the Special Meeting through the toll-free number or Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.  If you hold your shares in "street name" through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting.

Horizon Spin-off and Corporate Restructuring Fund
a series of Investment Managers Series Trust

235 W. Galena Street
Milwaukee, WI 53212

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question:  What is this document and why did you send it to me?

Answer:  The attached Combined Proxy Statement and Prospectus is a proxy statement for the Horizon Spin-off and Corporate Restructuring Fund (the "Horizon Fund"), a series of Investment Managers Series Trust (the "IMST Trust"), and a prospectus for the Class A shares, Class C shares, and Institutional Class shares of the Kinetic Spin-off and Corporate Restructuring Fund (the "Kinetics Fund"), a newly created series of Kinetics Mutual Funds, Inc. (the "KMF Company") (collectively, the "Proxy Statement").  The purpose of the Proxy Statement is to solicit votes from shareholders of the Horizon Fund to approve the proposed reorganization of the Horizon Fund into the Kinetics Fund (the "Reorganization"), as described in the Agreement and Plan of Reorganization between the IMST Trust and the KMF Company (the "Plan"), the form of which is attached to the Proxy Statement as Appendix A.

The Proxy Statement contains information that shareholders of the Horizon Fund should know before voting on the Reorganization.  The Proxy Statement should be retained for future reference.

Question:  What is the purpose of the Reorganization?

Answer:  The primary purpose of the Reorganization is to move the Horizon Fund from the IMST Trust to the KMF Company.  Kinetics Asset Management LLC ("Kinetics"), the proposed advisor to the Kinetics Fund and an affiliate of the current sub-advisor to the Horizon Fund, believes that reconstituting the Horizon Fund as a series of the KMF Company has the potential to (1) expand the Kinetics Fund's presence in more distribution channels, (2) increase its asset base, and (3) thereby possibly lower operating expenses as a percentage of assets.  Liberty Street Advisors, Inc. ("LSA"), the current investment advisor of the Horizon Fund, and Kinetics recommend that the Horizon Fund be reorganized as a series of the KMF Company.
Question:  How will the Reorganization work?
Answer:  In order to reconstitute the Horizon Fund as a series of the KMF Company, a fund with principal investment strategies that are substantially the same as those of the Horizon Fund, referred to as the "Kinetics Fund," has been created as a new series of the KMF Company.  If shareholders of the Horizon Fund approve the Plan, the Horizon Fund will transfer all of its assets to the Kinetics Fund in return for shares of the Kinetics Fund and the Kinetics Fund will assume all of the Horizon Fund's liabilities.  The Horizon Fund will then liquidate by distributing the shares it receives from the Kinetics Fund to its shareholders.

Existing shareholders of the Horizon Fund's Class A shares, Class C shares, and Institutional Class shares will become shareholders of the Kinetics Fund's Class A shares, Class C shares, and Institutional Class shares, respectively, and immediately after the Reorganization, each shareholder will
2

hold Kinetics Fund Class A shares, Class C shares, or Institutional Class shares, as the case may be, with an aggregate net asset value equal to that of the Horizon Fund's Class A, Class C, or Institutional Class shares, as the case may be, that the shareholder held immediately prior to the Reorganization.

Please refer to the Proxy Statement for a detailed explanation of the proposal.  If the Plan is approved by shareholders of the Horizon Fund at the Special Meeting of Shareholders (the "Special Meeting"), the Reorganization is expected to be effective on or about August 28, 2017.

Question:  How will the Reorganization affect me as a shareholder?

Answer:  You will become a shareholder of the Kinetics Fund.  If you hold Class A shares of the Horizon Fund, you will receive Class A shares of the Kinetics Fund.  If you hold Class C shares of the Horizon Fund, you will receive Class C shares of the Kinetics Fund.  If you hold Institutional Class shares of the Horizon Fund, you will receive Institutional Class shares of the Kinetics Fund.  The shares of the Kinetics Fund that you receive will have an aggregate net asset value, on a class by class basis, equal to the aggregate net asset value of the Horizon Fund shares you hold as of the closing date of the Reorganization. The Reorganization is generally not expected to result in recognition of gain or loss by either the Horizon Fund or its shareholders for federal income tax purposes.

The Reorganization will shift management oversight responsibility for the Horizon Fund from LSA and the day-to-day portfolio management responsibility from the Horizon Fund current sub-advisor, Horizon Asset Management LLC ("Horizon") to Kinetics.  By engaging Kinetics, an affiliate of Horizon, as the advisor to the Kinetics Fund, the Kinetics Fund will be advised by the same portfolio management team that currently sub-advises the Horizon Fund.  In particular, the portfolio managers who are currently primarily responsible for the day-to-day portfolio management of the Horizon Fund will remain the same because they are also employees of Kinetics. The investment objective of the Kinetics Fund will be identical to, and the investment strategies and investment limitations of the Kinetics Fund will be substantially the same as, those of the Horizon Fund.
The Reorganization will affect other services currently provided to the Horizon Fund.  Foreside Fund Services, LLC ("Foreside") is the distributor and principal underwriter of the Horizon Fund's shares. Kinetics Funds Distributor LLC ("KFD") will serve as the distributor and principal underwriter of the Kinetics Fund's shares.  Pursuant to a Co-Administration Agreement, UMB Fund Services, Inc. ("UMBFS") and Mutual Fund Administration, LLC ("MFAC") (collectively the "Co-Administrators") act as co-administrators for the Horizon Fund.   UMBFS also acts as the Horizon Fund's fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.  The Kinetics Fund will engage U.S. Bancorp Fund Services, LLC ("USBFS") as the Kinetics Fund's administrator, transfer agent and accounting agent. UMB Bank, n.a. (the "Custodian"), an affiliate of UMBFS, is the custodian of the assets of the Horizon Fund.  U.S. Bank National Association ("U.S. Bank"), an affiliate of USBFS, will serve as the custodian for the Kinetics Fund.
The Reorganization will move the assets of the Horizon Fund from the IMST Trust, which is a Delaware statutory trust, to the Kinetics Fund, a series of the KMF Company, which is a Maryland corporation.  As a result of the Reorganization, the Kinetics Fund will operate under the supervision of the KMF Company's Board of Directors.

Question:  Who will manage the Kinetics Fund?

Answer:  LSA, a New York corporation which maintains its principal office at 100 Wall Street, 20th Floor, New York, NY 10005, currently acts as the investment advisor to the Horizon Fund pursuant to an investment advisory agreement (the "Advisory Agreement").  LSA is an investment advisor
3

registered with the Securities and Exchange Commission ("SEC").  Horizon is currently the sub-advisor to the Horizon Fund.  If the reorganization is approved and consummated, Kinetics, as an affiliate of Horizon, will be the investment advisor solely responsible for the management of the Kinetics Fund, and the portfolio managers who are currently primarily responsible for the day-to-day portfolio management of the Horizon Fund will continue to manage the investment portfolio of the Kinetics Fund, because they are employees of Kinetics as well as Horizon.

Kinetics, which maintains its principal office at 470 Park Avenue South, New York, New York 10016, is registered as an investment advisor with the SEC, and is an experienced provider of investment advisory services to institutional and retail investors, with approximately $1.2 billion in mutual fund assets and $1.7 billion in overall assets under management as of December 31, 2016.  Kinetics is a wholly-owned subsidiary of Horizon Kinetics LLC ("Horizon Kinetics") formed in May 2011.

Question:  How will the Reorganization affect the fees and expenses I pay as a shareholder?

Answer:  The Kinetics Fund's advisory fee will be the same as the annual 1.00% advisory fee currently paid by the Horizon Fund.  The Horizon Fund assesses a 5.75% front-end sales charge on Class A shares, a contingent deferred sales charge on Class A and Class C shares of 1.00%, and no redemption fees or exchange fees on any of its Classes. The Kinetics Fund will assess a 5.75% front-end sales charge on Class A shares, a 1.00% contingent deferred sales charge on Class C shares, and a 2.00% redemption fee on each of its Classes for shares held for 30 days or less.
The net annual operating expense ratio of each of the Kinetics Fund's Classes of shares is not expected to be materially different from that of the Horizon Fund's Classes of shares for the first two years after the Reorganization. The net annual operating expense ratio of the Horizon Fund's shares for the annual period ended April 30, 2017, was 1.50%, 2.25%, and 1.25% of its average daily net assets for Class A, Class C and Institutional Class shares, respectively.
Kinetics has contractually agreed to waive fees and/or reimburse expenses, (excluding, as applicable, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses), in order to limit net annual fund operating expenses through August 31, 2019, to 1.50% for the Kinetics Fund's Class A shares, 2.25% for Class C shares, and 1.25% for the Institutional Class shares. After the initial term, the KMF Company Board intends to consider the continuation of the expense caps on each class of shares on an annual basis.
Question:  Will the Reorganization result in any taxes?

Answer:  We expect that, in general, neither the Horizon Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the IMST Trust and the KMF Company expect to receive a tax opinion substantially to that effect. Shareholders should consult their own tax advisors about possible tax consequences of the Reorganization.

Question:  Will I be charged a sales charge or contingent deferred sales charge ("CDSC") as a result of the Reorganization?

Answer:  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.  However, you will be subject to a 5.75% front-end sales charge on Class A shares, a 1.00% contingent deferred sales charge on Class C shares, and a 2.00% redemption
4

fee on Class A, Class C and Institutional Class shares held for 30 days or less on any future purchases or redemptions of Kinetics Fund shares following the Reorganization.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote.  Your vote is very important regardless of the number of shares you own.

Question:  How does the IMST Trust's Board of Trustees recommend that I vote?

Answer:  After careful consideration and upon recommendation of LSA and Kinetics, the IMST Trust's Board of Trustees unanimously recommends that shareholders vote "FOR" the Plan.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?
Answer:  LSA and Kinetics will pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement. The Horizon Fund and its shareholders will not incur any expenses in connection with the Reorganization. Expenses relating to the Reorganization are estimated to be approximately $50,000.

Question:  What will happen if the Plan is not approved by shareholders?

Answer:  If shareholders of the Horizon Fund do not approve the Plan, the Horizon Fund will not be reorganized into the Kinetics Fund, and the IMST Trust's Board of Trustees will meet to consider other alternatives, including but not limited to the liquidation of the Horizon Fund.

Question:  How do I vote my shares?

Answer:  You can vote your shares by telephone, by mail, by the Internet and by automated touchtone as set forth below:

Phone:
To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day/7 days a week.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

5

Automated Touchtone:	The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on the reverse side of your proxy card.

Question:  Who do I call if I have questions?

Answer:  If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact Broadridge Financial Solutions, Inc., the Horizon Fund's proxy solicitor, toll-free at (888) 819-4948.
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COMBINED PROXY STATEMENT AND PROSPECTUS

July 31, 2017

For the Reorganization of

Horizon Spin-off and Corporate Restructuring Fund
a series of Investment Managers Series Trust

235 W. Galena Street
Milwaukee, WI 53212
1-800-207-7108

Into

Kinetics Spin-off and Corporate Restructuring Fund
a series of Kinetics Mutual Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
1-800-930-3828

_________________________________________

This Combined Proxy Statement and Prospectus (the "Proxy Statement") is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Investment Managers Series Trust (the "IMST Trust") for use at a Special Meeting of Shareholders (the "Special Meeting") of the Horizon Spin-off and Corporate Restructuring Fund (the "Horizon Fund" or "Fund"), a series of the IMST Trust, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740 on August 21, 2017, at 12:00 p.m. Pacific Time.  At the Special Meeting, shareholders of the Horizon Fund will be asked:

1.
To approve the Agreement and Plan of Reorganization (the "Plan") adopted by the IMST Trust's Board of Trustees.  The Plan provides for (1) the transfer of all assets of the Horizon Fund to the Kinetics Spin-off and Corporate Restructuring Fund (the "Kinetics Fund"), a newly created series of Kinetics Mutual Funds, Inc. (the "KMF Company"), in exchange solely for (a) shares of each class of the Kinetics Fund corresponding to an outstanding class of shares of the Horizon Fund equal in aggregate net asset value ("NAV") to the aggregate NAV of the full and fractional shares of the Horizon Fund of the corresponding class, and (b) the Kinetics Fund's assumption of all of the liabilities of the Horizon Fund, followed by (2) the liquidating distribution to the shareholders of the Horizon Fund of the Kinetics Fund shares, pro rata on a class-by-class basis.

and
2. To transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the IMST Trust at the address noted in the Proxy Statement or in person at the time of the Special Meeting.  A prior proxy can also be revoked by voting your proxy at a later date prior to the Special Meeting through the toll-free number or Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

The Horizon Fund is a series of the IMST Trust, an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") and organized as a Delaware statutory trust.  The Kinetics Fund is a newly created series of the KMF Company, an open-end management investment company registered with the SEC and organized as a Maryland corporation.

This Proxy Statement sets forth the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.  Additional information relating to the Horizon Fund and this Proxy Statement is set forth in the Statement of Additional Information to this Proxy Statement dated July 31, 2017, which is incorporated by reference into this Proxy Statement.  Additional information about the Horizon Fund has been filed with the SEC and is available upon request and without charge by writing to the Horizon Fund or by calling 1-800-207-7108.  The Horizon Fund expects that this Proxy Statement will be mailed to shareholders on or about July 31, 2017.

The following Horizon Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement, which means that these documents are considered legally to be part of this Proxy Statement:

•	Statement of Additional Information to this Proxy Statement, dated July 31, 2017;

•	Prospectus and Statement of Additional Information of the Horizon Fund, dated September 1, 2016;

•	Annual Report to Shareholders of the Horizon Fund for the fiscal year ended April 30, 2017; and

•	Semi-Annual Report to Shareholders of the Horizon Fund for the semi-annual period ended October 31, 2016.

A copy of the Statement of Additional Information to this Proxy Statement is available upon request and without charge by writing to the IMST Trust or by calling (toll-free) at 1-800-207-7108. The Horizon Fund's Prospectus dated September 1, 2016, Annual Report to Shareholders for the fiscal year ended April 30, 2017, containing audited financial statements, and Semi-Annual Report to Shareholders for the semi-annual period ended October 31, 2016, containing unaudited financial statements, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to the IMST Trust, through the Internet at www.libertystreetfunds.com, or by calling (toll-free) at 1-800-207-7108.

Because the Kinetics Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Kinetics Fund at this time.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.  An investment in the Kinetics Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

	Shareholder Letter		i
	Notice of Special Meeting of Shareholders		ii
	Questions and Answers		iii
	Combined Proxy Statement and Prospectus		iv
I.	PROPOSAL - TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION		1
	A.	Overview	1
	B.	Reasons for the Reorganization	2
	C.	Board Considerations	3
	D.	Comparison of Principal Investment Objectives, Strategies and Policies of the Funds	5
	E.	Comparison of Principal Risks	9
	F.	Comparison of the Funds' Investment Restrictions and Limitations	12
	G.	Comparison of Fees and Expenses	15
	H.	Performance Information.	18
	I.	Comparison of Distribution and Purchase, Redemption and Exchange Procedures	20
	J.	Key Information About the Proposal	22
	K.	Additional Information About the Horizon Fund and Kinetics Fund	27
II.	VOTING INFORMATION		30
	A.	Record Date, Voting Rights and Vote Required	30
	B.	How to Vote	30
	C.	Proxies	31
	D.	Quorum and Adjourments	31
	E.	Effect of Absetentions and Broker "Non-Votes"	31
	F.	Solicitation of Proxies	32
III.	OTHER INFORMATION		32
	A.	Other Business	32
	B.	Next Meeting of Shareholders	32
	C.	Legal Matters	32
	D.	Information Filed with the SEC	32

Exhibits

Exhibit A	Agreement and Plan of Reorganization
Exhibit B	Ownership of Shares of the Horizon Fund
Exhibit C	Valuation, Purchase, Redemption and Tax Information for the Kinetics Fund
Exhibit D	Financial Highlights of the Horizon Fund

I. PROPOSAL – TO APPROVE THE AGREEMENT AND
           PLAN OF REORGANIZATION
A.	OVERVIEW
The Board of the IMST Trust, including all the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), proposes that the Horizon Fund reorganize into the Kinetics Fund and that each Horizon Fund shareholder become a shareholder of the Kinetics Fund, pursuant to the Plan, the form of which is attached to this Proxy Statement as Appendix A.  The Board considered the Reorganization at a meeting held on March 15-16, 2017.  The Board believes that the Reorganization is in the best interests of the Horizon Fund and its shareholders.
In order to reorganize the Horizon Fund into a series of the KMF Company, a fund that is substantially identical to the Horizon Fund (the Kinetics Fund) has been created as a new series of the KMF Company.  If the shareholders of the Horizon Fund approve the Plan, the Reorganization will consist of the following steps:
* the transfer of all of the assets of the Horizon Fund to the Kinetics Fund in exchange for (a) the assumption by the Kinetics Fund of all of the liabilities of the Horizon Fund, and (b) shares of each class of the Kinetics Fund corresponding to an outstanding class of shares of the Horizon Fund equal in aggregate NAV to the aggregate NAV of the full and fractional shares of the Horizon Fund of the corresponding class; and
* the liquidating distribution to the shareholders of the Horizon Fund of the Kinetics Fund shares, pro rata on a class-by-class basis on the closing date of the Reorganization (the "Closing Date").
Approval of the Plan will constitute approval of the transfer of the Horizon Fund's assets, the assumption of its liabilities, the distribution of the Kinetics Fund's Class A shares, Class C shares, and Institutional Class shares to the Horizon Fund's shareholders, and the termination of the Horizon Fund.  The Class A shares, Class C shares, and Institutional Class shares of the Kinetics Fund issued in connection with the Reorganization will, respectively, have an aggregate NAV equal to the aggregate NAV of the full and fractional Horizon Fund's Class A shares, Class C shares, and Institutional Class shares, respectively.
Existing shareholders of the Horizon Fund's Class A shares will become shareholders of the Kinetics Fund's Class A shares, existing shareholders of the Horizon Fund's Class C shares will become shareholders of the Kinetics Fund's Class C shares, and existing shareholders of the Horizon Fund's Institutional Class shares will become shareholders of the Kinetics Fund's Institutional Class shares.   No sales charge or fee of any kind will be charged to the Horizon Fund's shareholders in connection with the Reorganization. However, investors will be subject to a 2.00% redemption fee on all classes of shares that are redeemed or exchanged within 30 days of the original date of purchase.
The IMST Trust and the KMF Company believe that the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended
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(the "Code"). If the Reorganization so qualifies, shareholders generally should not recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. The IMST Trust and the KMF Company will receive an opinion from tax counsel to the KMF Company generally confirming such tax treatment.  For more information on the tax consequences of the Reorganization, see the section entitled "Key Information About the Proposal — Federal Income Tax Consequences" below.

B.	REASONS FOR THE REORGANIZATION

The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Horizon Fund to the Kinetics family of mutual funds.  Kinetics believes that reconstituting the Horizon Fund as a series of the KMF Company has the potential to expand the distribution network and increase the Horizon Fund's assets, as the KMF Company has access to greater resources and distribution channels than does the IMST Trust, and the potential to possibly lower the operating expenses as a percentage of assets.
The Reorganization will shift management oversight responsibility for the Horizon Fund from Liberty Street Advisors, Inc. ("LSA"), and the day-to-day portfolio management responsibility from the Horizon Fund's current sub-advisor, Horizon Asset Management LLC ("Horizon"), to Kinetics Asset Management LLC ("Kinetics").  By engaging Kinetics, an affiliate of Horizon, as the advisor to the Kinetics Fund, the Kinetics Fund will be advised by the same portfolio management team that currently sub-advises the Horizon Fund.  In particular, the portfolio managers who are currently primarily responsible for the day-to-day portfolio management of the Horizon Fund will continue to manage the Kinetics Fund because they are also employees of Kinetics. The investment objective of the Kinetics Fund will be identical to, and the investment strategies and investment limitations of the Kinetics Fund will be substantially the same as, those of the Horizon Fund.
The Reorganization will affect other services currently provided to the Horizon Fund.  Foreside Fund Services, LLC ("Foreside") is the distributor and principal underwriter of the Horizon Fund's shares. Kinetics Funds Distributor LLC ("KFD") will serve as the distributor and principal underwriter of the Kinetics Fund's shares.  Pursuant to a Co-Administration Agreement, UMB Fund Services, Inc. ("UMBFS") and Mutual Fund Administration, LLC ("MFAC") (collectively the "Co-Administrators"), act as co-administrators for the Horizon Fund.  UMBFS also acts as the Horizon Fund's fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.  The Kinetics Fund will engage U.S. Bancorp Fund Services, LLC ("USBFS") as the Kinetics Fund's administrator, transfer agent and accounting agent.  UMB Bank, n.a. (the "Custodian"), an affiliate of UMBFS, is the custodian of the assets of the Horizon Fund.  U.S. Bank National Association ("U.S. Bank"), an affiliate of USBFS, will serve as the custodian for the Kinetics Fund.
The Reorganization will move the assets of the Horizon Fund from the IMST Trust, which is a Delaware statutory trust, to the Kinetics Fund, a series of the KMF Company, which is a Maryland corporation.  As a result of the Reorganization, the Kinetics Fund will operate under the supervision of the KMF Company's Board of Directors.  Please refer to the section in the Proxy Statement entitled "Comparison of Forms of Organization and Shareholder Rights" for more information about the differences between the IMST Trust and the KMF Company.
The Kinetics Fund will pay an advisory fee at an annual rate of 1.00% of its average daily net assets which is the same rate paid by the Horizon Fund. The Horizon Fund assesses a maximum front-end sales charge of 5.75% on Class A shares, a maximum contingent deferred sales charge of 1.00% on Class A and Class C shares, no front-end sales charge or contingent deferred sales charge on Institutional Class shares, and no redemption fees or exchange fees on its Class A, Class C, or Institutional Class shares. The
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Kinetics Fund will assess a maximum front-end sales charge of 5.75% on Class A shares, a maximum contingent deferred sales charge of 1.00% on Class C shares, no front-end sales charge or contingent deferred sales charge on Institutional Class shares, and a 2.00% redemption fee on its Class A, Class C, and Institutional Class shares for shares held for 30 days or less.
The net annual operating expense ratio of the Kinetics Fund's Class A, Class C, and Institutional Class shares is expected to be the same as that of the Horizon Fund's Class A, Class C, and Institutional Class shares as of April 30, 2017, for the first two years after the Reorganization. The net annual operating expense ratio of the Horizon Fund's Class A, Class C, and Institutional Class shares for the annual period ended April 30, 2017, was 1.50%, 2.25%, and 1.25%, respectively, of that Fund's average daily net assets. Kinetics has contractually agreed to waive fees and/or reimburse expenses (excluding, as applicable, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses), in order to limit net annual fund operating expenses through August 31, 2019, to 1.50% for the Kinetics Fund's Class A shares, 2.25% for Class C shares, and 1.25% for the Institutional Class shares. After the initial term, the KMF Company Board intends to consider the continuation of the expense caps on the each class of shares on an annual basis.
C.	BOARD CONSIDERATIONS
 LSA proposed, and the IMST Trust Board considered (with the advice and assistance of independent legal counsel), the Reorganization at a meeting held on March 15-16, 2017. Based upon the recommendation of LSA and Kinetics, the Board's evaluation of the relevant information prepared by LSA and Kinetics and presented to the Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all trustees who are not "interested persons" of the IMST Trust under the 1940 Act, determined that the Reorganization is in the best interests of the Horizon Fund and its shareholders, and that the interests of existing Horizon Fund shareholders will not be diluted as a result of the Reorganization.
In approving the Reorganization as proposed by LSA and Kinetics, the Board noted that the Horizon Fund's assets have not achieved economies of scale despite significant sales efforts by LSA.  The Board further noted LSA's belief that as a result, the Horizon Fund may not be able to achieve economies of scale unless it can reorganize into another fund family.  The Board considered the terms of the Reorganization and determined that the Reorganization would provide shareholders with the options of (1) continuing their investment in a substantially identical fund through the Reorganization without recognizing gain or loss for federal income tax purposes, or (2) redeeming their investment in the Horizon Fund, which might have tax consequences for them.
 The Board considered the following additional matters, among others, in approving the Reorganization:
 The Terms and Conditions of the Reorganization.  The Board considered the terms of the Plan, and in particular, that the transfer of the assets of the Horizon Fund will be in exchange for classes of shares of the Kinetics Fund and the Kinetics Fund's assumption of all liabilities of the Horizon Fund.  The Board also noted that no sales charges would be imposed in connection with the Reorganization.  In addition, the Board observed that pursuant to the Plan, the Horizon Fund shareholders' accounts would be credited with the number of full and fractional Kinetics Fund shares of each class corresponding to the class of Horizon Fund shares held by each shareholder that has an aggregate NAV equal to the aggregate NAV of the full and fractional Horizon Fund shares of that class that shareholder holds immediately prior
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to the Reorganization. As a result, the Board recognized that the interests of Horizon Fund shareholders would not be diluted as a result of the Reorganization. The Board also considered that the Reorganization would be submitted to the Horizon Fund's shareholders for approval.
 Identical Investment Objectives, Substantially Similar Investment Strategies and Investment Limitations, and Continuity of Portfolio Management Team.  The Board considered that the investment objective of the Kinetics Fund will be identical to, and the investment strategies and investment limitations of the Kinetics Fund will be substantially the same as, those of the Horizon Fund.  The Board also considered that Kinetics, an affiliate of the current sub-advisor to the Horizon Fund that employs the Horizon Fund's portfolio managers, would serve as investment advisor to the Kinetics Fund and would provide continuation of the same portfolio management expertise to the shareholders of the Horizon Fund.
Expenses Relating to Reorganization.  The Board also considered that the Horizon Fund and Horizon Fund shareholders will not incur any expenses in connection with the Reorganization.  The Board considered that LSA and Kinetics will bear the direct costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials.
Relative Expense Ratios and Continuation of Limitation on Expenses.  The Board reviewed information concerning advisory fees and considered that the advisory fee payable by the Kinetics Fund would be the same as the advisory fee paid by the Horizon Fund.  The Board also reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the "Comparison of Fees and Expenses" section below), which indicated that the net total annual operating expense ratios (excluding, as applicable, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses such as litigation expenses) for Class A, Class C, and Institutional Class shares of the Kinetics Fund through August 31, 2019, would be the same as the net total annual operating expense ratio of Class A, Class C, and Institutional Class shares of the Horizon Fund as of April 30, 2017. The Board noted that the Horizon Fund's expense caps were scheduled to expire on August 31, 2017, and that Kinetics had agreed to contractual two-year expense caps as described above. The Board noted that after the initial term, the KMF Company intends to consider the continuation of the Kinetics Fund's expense caps on an annual basis. The Board also considered that KMF Company, which has eight existing series, has been successful in gathering assets and that the Kinetics Fund could potentially have more success than the Horizon Fund in raising assets, which in the long term could result in potentially lower expenses as assets grow.
 Economies of Scale. The Board considered the potential of the Kinetics Fund to experience economies of scale as a series of the KMF Company (which had eight series and $1.2 billion in assets as of December 31, 2016) because certain fixed costs, such as legal, accounting, shareholder services and director expenses, would be spread over a larger fund complex.  The Board concluded that the structure may benefit shareholders as the Kinetics Fund grows.
 Distribution and Service Fees.  The Board considered the fund distribution capabilities of Kinetics and its affiliates and their commitment to distribute the Kinetics Fund.  The Board considered that the Class A shares would be subject to a Rule 12b-1 distribution plan that would charge a fee of 0.25% and a shareholder servicing fee of 0.25%.  The Board considered that the Class C shares would be subject to a Rule 12b-1 distribution plan that would charge a fee of 0.75% and a shareholder servicing fee of 0.25%.  The Board also noted that pursuant to a contractual fee waiver agreement that will be considered annually, the Kinetics Fund Institutional Class shares would charge a shareholder servicing fee equal to 0.05% of the Class' average daily net assets.
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The Experience and Expertise of Kinetics.  The Board considered that Kinetics, a Delaware limited liability company and an affiliate of the current sub-advisor to the Horizon Fund, would provide advisory services to the Kinetics Fund.  The Board considered the following information that was provided to it regarding Kinetics: Kinetics is an affiliate of the current sub-advisor and is wholly-owned by Horizon Kinetics LLC ("Horizon Kinetics"), a firm formed in May 2011. As of December 31, 2016, Kinetics had approximately $1.7 billion in assets under management, and together with its affiliated investment advisors, managed approximately $5.2 billion as of the same date.  There are currently eight series of the KMF Company, all of which are advised by Kinetics.
The Board noted that the Kinetics' principals have significant investment experience related to the investment management of the Horizon Fund and the accounts of institutional and individual clients, private investment companies and mutual funds.  In addition, by engaging Kinetics as the advisor to the Kinetics Fund, the Kinetics Fund will be advised by the same portfolio management team that currently sub-advises the Horizon Fund.  In particular, the portfolio managers who are currently primarily responsible for the day-to-day portfolio management of the Horizon Fund will manage the Kinetics Fund because they are also employees of Kinetics.
Tax Consequences.  The Board considered that the Reorganization is expected to constitute a "reorganization" within the meaning of Section 368(a) of the Code and that the Horizon Fund and the shareholders generally are not expected to recognize gain or loss as a direct result of the Reorganization.

Based on the information presented to the Board by LSA and Kinetics, the Board determined that the Reorganization as proposed by LSA and Kinetics is in the best interests of the Horizon Fund and its shareholders. The Board approved the Reorganization, subject to approval by shareholders of the Horizon Fund and the solicitation of the shareholders of the Horizon Fund to vote "FOR" the approval of the Plan.
D.	COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE FUNDS
The Horizon Fund and the Kinetics Fund (each sometimes referred to herein as a "Fund") have identical investment objectives and substantially the same strategies, which are presented in the table below. The Horizon Fund's and the Kinetics Fund's investment objective is non-fundamental, which means it may be changed by a vote of its Board, respectively, without shareholder approval. Each Fund requires that any change to its investment objective also requires 60 days' advance written notice to shareholders.  There is no current intention to change the Horizon Fund's or the Kinetics Fund's investment objective. Each Fund's principal investment strategies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in the Fund's prospectus or statement of additional information.

The Kinetics Fund has been created as a shell series of the KMF Company solely for the purpose of acquiring the Horizon Fund's assets and continuing its business, and will not conduct any investment operations until after the closing of the Reorganization.  Kinetics has reviewed the Horizon Fund's current portfolio holdings and determined that those holdings are compatible with the Kinetics Fund's investment objectives and policies.  As a result, Kinetics believes that if the Reorganization is approved, all of the Horizon Fund's assets will be transferred to and held by the Kinetics Fund.

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Horizon Spin-off and Corporate Restructuring Fund	Kinetics Spin-off and Corporate Restructuring Fund
Investment Objective
The Fund seeks to achieve long-term growth of capital.	Same.
Principal Investment Strategies
Under normal market conditions, the Fund will pursue its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of spin- off companies, companies subject to other forms of corporate restructuring, parents of any such companies, and publicly traded shareholder activist holding companies which, by way of their shareholder ownership in other companies, have caused such other companies to undergo spin- offs and other forms of corporate restructurings. The Fund considers a spin-off company or a company subject to a corporate restructuring to be any company that has experienced one of the following events within five years of the Fund's investment in the company: a spin-off distribution of stock of a subsidiary company by its parent company to parent company shareholders; an equity "carve-out" or "partial initial public offering" in which a parent company sells a percentage of the equity of a subsidiary in a public offering; or the parent company of any such company after the public disclosure of the corporate restructuring. The Fund may invest in a parent company of a spin-off company or a company subject to a corporate restructuring, or a publicly traded shareholder activist holding company which has caused such other companies to undergo the spin-off or corporate restructuring, after the public disclosure of the planned spin- off or corporate restructuring, during the spin-off or corporate restructuring process, or after the actual spin-off or corporate restructuring. If the Fund invests in a parent company of a spin-off company or a company subject to a corporate restructuring prior to a spin-off or restructuring, the Fund would, upon the completion of the spin-off or restructuring, receive the shares of the spin-off company. The Fund may retain shares of both the parent and the spin-off company, the shares of
Same.

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only one, or the shares of neither.
The Fund will invest in both U.S. and foreign equity stocks. The Fund's investments in foreign equity stocks may be in both developed and emerging markets. The Fund's equity investments may include common stock, preferred stock, securities convertible into common stock, warrants, rights and other equity securities having the characteristics of common stock (such as depositary receipts). The Fund may invest in any size company, including small- and medium-sized companies, and further may invest in companies which are financially distressed. In addition, under certain market conditions, the Fund may invest in a company at the time of its initial public offering ("IPO").

The Fund may invest up to 20% of its assets in companies that, for a variety of reasons, the Fund's sub-advisor believes may have the potential to be subject to a future spin-off or corporate restructuring, including instances in which a similar company may have recently announced a spin-off; the company may be under investor pressure to consider strategic alternatives; or the current segments of the company may not have a synergistic fit, and as a result the company's stock trades at a discount to that of its closest peers. The Fund may invest in potential spin-off and corporate restructuring companies that the Fund's sub-advisor believes may, based on its in- house research, have the most favorable risk/reward characteristics.

The Fund's sub-advisor seeks to avoid short-term investing and significant portfolio turnover. The sub-advisor utilizes its in-house research capabilities to seek to identify businesses at inflection points in their corporate life cycles with what the sub-advisor believes are attractive risk/reward profiles. The Fund's sub-advisor believes that returns are often the result of the market's inefficiency in initially valuing corporate restructurings due in part to lack of coverage by the investment community and initial indiscriminate selling pressure. For instance, companies that have been "spun-off" from their corporate parents by way of corporate restructurings may not be followed closely by financial sector analysts, which could lead to advantageous disparities between a company's valuation and growth prospects relative

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to its pricing in the marketplace. The Fund's sub-advisor uses a process that focuses primarily on the analysis of individual companies rather than on the industry in which the company may operate. This "bottom-up" approach may result in multiple investments in the same sector or industry. However, the sub- advisor pays careful attention to the limitation of sector and industry concentrations.
Temporary Defensive Strategy
Cash and Temporary Defensive Positions. The Fund generally holds a portion of its assets in cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses. In addition, when the risk/reward profile for portfolio securities appears unfavorable, or when the Sub-advisor believes price valuations are not attractive, the Sub-advisor may, but is not required to, allow the Fund's cash position to increase rather than purchase securities that fail to meet its investment criteria. In addition, there may be times when the Sub-advisor may, but is not required to, respond to adverse market, economic, political or other considerations by causing the Fund's cash position to increase, and may invest up to 100% of the Fund's assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes. In addition, during temporary defensive periods, the Sub-advisor may utilize various strategic transactions to hedge the portfolio or individual securities in the portfolio to attempt to mitigate risks, including the purchase and sale of put and call options. Temporary defensive periods may extend for a considerable period of time. During temporary defensive periods, the Fund may not be able to achieve its investment objective and, instead, may focus on preserving its assets or mitigating risks. To the extent the Fund uses a money market fund for investment of cash, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.
Same.

Investment Advisor

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Liberty Street Advisors, Inc.	Kinetics Asset Management LLC
Investment Sub-Advisor
Horizon Asset Management LLC	None.
Portfolio Managers The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds.
Steven M. Bregman and Murray Stahl are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bregman serves as the President and a Managing Director and Senior Portfolio Manager of Horizon, and also is the President, a Managing Director and a member of the Board of Directors for Horizon Kinetics. Mr. Stahl serves as the Chief Investment Officer of Horizon and Horizon Kinetics. He is also the Chairman of the Board of Directors for Horizon Kinetics. Messrs. Bregman and Stahl have been portfolio managers of the Fund since its inception in May 2007.
Same. Messrs. Stahl and Bregman will have the same positions and responsibilities with respect to the Kinetics Fund as they do with respect to the Horizon Fund.
E.	COMPARISON OF PRINCIPAL RISKS
Principal Risks of Investing
The Horizon Fund and the Kinetics Fund have the same investment objectives and principal investment strategies and invest in the same types of securities. As a result, the principal risks associated with an investment in the Horizon Fund and the Kinetics Fund are the same.
Risk is inherent in all investing. A summary description of certain principal risks of investing in each Fund is set forth below. Before you decide whether to invest in a Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.
•
Management and Strategy Risk: The value of your investment depends on the judgment of the sub-advisor about the quality, relative yield, value or market trends affecting a particular security, issuer, sector or region, which may prove to be incorrect. Investment strategies employed by the sub-advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to that of other investments.

•
Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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•
Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•
Event Driven Risk: The sub-advisor's evaluation of the outcome of a proposed spin-off or corporate restructuring may prove incorrect and the Fund's return on an investment may be negative. Even if the sub-advisor's judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. In addition, the ability of a shareholder activist holding company to effectuate a spin-off or restructuring is subject to the same risks and the sub-advisor's evaluation of such a company's capabilities may be incorrect.

•
Small-cap and Mid-cap Company Risk: The securities of small-capitalization or mid- capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

•	Large-Cap Company Risk: Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

•
Specific Strategy/Research Risk: The Fund's sub-advisor and an affiliate of the Fund's advisor author and collaborate on research reports regarding spin-off related companies for institutional subscribers. Consistent with its compliance policies and procedures, the sub-advisor may impose for a period of time an internal restriction in the trading in certain securities related to spin-off companies, corporate restructuring companies and/or their parent companies discussed in these research reports. As a result, the Fund may be prevented from trading in such securities at their optimal value or time as might otherwise have been permitted if such restrictions were not in effect. In addition, if subscribers to the research services buy or sell securities that are described in the reports, it could potentially have an adverse effect on the price of securities bought or sold by the Fund.

•
Preferred Stock Risk: Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company's creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

•
Convertible Securities Risk: Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

•	Warrants and Rights Risk: Warrants and rights may lack a liquid secondary market for resale. The

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prices of warrants may fluctuate as a result of speculation or other factors. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments.  Failing to exercise subscription rights to purchase common stock would dilute the Fund's interest in the issuing company. The market for such rights is not well developed, and the Fund may not always realize full value on the sale of rights.

•
Liquidity Risk: Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or it may only be able to sell those investments at less than desired prices.

•
Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Fund using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

•
Distressed Securities Risk: Financially distressed securities involve considerable risk that can result in substantial or even total loss of the Fund's investment. It is often difficult to obtain information as to the true condition of financially distressed securities. These securities are often subject to litigation among the participants in bankruptcy or reorganization proceedings.

•
Foreign Investment Risk: The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund's foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in shares prices and payment of dividends.

•
Emerging Markets Risk: Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

•
Currency Risk: The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

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•
Initial Public Offerings Risk: The Fund may purchase securities of companies in IPOs. Special risks associated with these securities may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies and the companies' limited operating histories. These factors may contribute to substantial price volatility for the shares of these companies.

•
Non-Diversification Risk: The Fund is classified as "non-diversified", which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

F.	COMPARISON OF THE FUNDS' INVESTMENT RESTRICTIONS AND LIMITATIONS
The material investment restrictions and limitations of the Funds are substantially the same.
Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of Fund shares will not be considered a violation of the limitation.
A fundamental limitation cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented. A non-fundamental limitation may be changed by the Board of a Fund without shareholder approval.
All of the investment policies noted in the table below are fundamental limitations, which cannot be changed by the Board of a Fund without affirmative shareholder approval as described above.  The fundamental investment limitations of the Horizon Fund and the Kinetics Fund are substantially the same.  Notwithstanding any other limitation on investments in other investment companies, however, the Kinetics Fund, unlike the Horizon Fund, is expressly permitted to operate as a feeder fund in a master-feeder investment structure (although it does not currently intend to do so).  The investment limitations for the Horizon Fund may be found in the Horizon Fund's Statement of Additional Information ("SAI"), which is incorporated by reference into this Proxy Statement.  The investment limitations for the Kinetics Fund may be found in the SAI to this Proxy Statement, which is incorporated by reference into this Proxy Statement.
Fundamental Investment Policies
Policy	Horizon Fund	Kinetics Fund	Differences
Industry Concentration
The Fund may not invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or
		Same.	Not Applicable.

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Fundamental Investment Policies
Policy	Horizon Fund	Kinetics Fund	Differences
guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions or (b) as otherwise permitted by applicable law.
Underwriting Activities
The Fund may not act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.
		Same.	Not Applicable.
Making Loans
The Fund may not make loans of money or property to any person, except: (a) to the extent that securities or interests in which the Fund may invest are considered to be loans; (b) through the loan of portfolio securities in an amount up to 33 1/3% of such Fund's total assets; (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.
		Same.	Not Applicable.
Real Estate
The Fund may not purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use; (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry; (c) invest in securities that are secured by real estate or interests therein; (d) purchase and sell mortgage-related
		Same.	Not Applicable.
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Fundamental Investment Policies
Policy	Horizon Fund	Kinetics Fund	Differences
securities; (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities; and (f) invest as otherwise permitted by applicable law.
Commodities
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.
		Same.	Not Applicable.
Issuance of Senior Securities or Borrowing Money	The Fund may not issue senior securities nor borrow money, except that the Fund may issue senior securities or borrow money to the extent permitted by applicable law.	Same.	Not Applicable.

In applying the Horizon Fund's fundamental policy concerning industry concentration described above, it is a matter of non-fundamental policy (which may be changed by the Board of the IMST Trust without shareholder approval) that investments in certain broad categories of companies will not be considered to be investments in the same industry. For example, technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries.  The Kinetics Fund has the same non-fundamental policy.
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G.	COMPARISON OF FEES AND EXPENSES
The tables below describe the fees and expenses that you pay if you buy and hold Class A shares, Class C shares and Institutional Class shares of the Horizon Fund and the pro forma fees and expenses that you may pay if you buy and hold Class A shares, Class C shares, and Institutional Class shares of the Kinetics Fund after giving effect to the Reorganization.  Expenses for the Horizon Fund are based on the operating expenses incurred by the Class A shares, Class C shares and Institutional Class shares of the Horizon Fund and the pro forma expenses for the Kinetics Fund are estimated for the Class A shares, Class C shares and Institutional Class shares of the Kinetics Fund as of the fiscal year ended April 30, 2016.  The pro forma fees and expenses for the Class A, Class C and Institutional Class shares of the Kinetics Fund assume that the Reorganization had been in effect for the same period.

Kinetics has contractually agreed to limit Kinetics Fund expenses through August 31, 2019, to the extent that total annual fund operating expenses of the Class A, Class C, and Institutional Class shares exceed the annual rate of 1.50%, 2.25%, and 1.25% of average daily net assets for the Class A, Class C, and Institutional Class, respectively, excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses.

Class A shares
	Horizon Fund Class A Shares	Kinetics Fund Class A Shares (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%(1)	5.75%(1)
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%(2)	1.00%(2)
Redemption fees (for shares redeemed within 30 days of purchase)	None	2.00%
Wire fee	$20	$15
Overnight check delivery fee for weekday	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%
Distribution and service (Rule 12b-1) fees	0.25%	0.25%
Other expenses	1.20%	0.68%
Shareholder service fee	0.13%	0.25%
All Other Expenses	1.07%	0.43%
Acquired fund fees and expenses (3)	0.05%	0.05%
Total annual fund operating expenses	2.50%	1.98%
Fees waiver and/or expenses reimbursements	(0.95%)(4)	(0.43%)(5)
Total annual fund operating expenses after fee waiver and/or expense reimbursements (3)	1.55%	1.55%
[1]	No initial sales charge is applied to purchases of $1 million or more.
[2]
A contingent deferred sales charge ("CDSC") of 1.00% will be charged on certain Class A share purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase.  The Kinetics Fund does not charge a CDSC on Class A shares.

[3]
The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

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[4]
LSA has contractually agreed to waive its fees and/or pay for operating expenses of the Horizon Fund to ensure that total annual fund operating expenses (excluding, as applicable, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the average daily net assets of the Class A shares. This agreement is in effect until August 31, 2017, and may be terminated before that date only by the IMST Trust's Board of Trustees. The Fund's advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment.

[5]
Kinetics has contractually agreed to waive its fees and/or pay for operating expenses of the Kinetics Fund to ensure that total annual fund operating expenses (excluding, as applicable, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the average daily net assets of the Class A shares. This agreement is in effect until August 31, 2019, and may be terminated before that date only by the KMF Company's Board of Directors. The Fund's advisor is permitted to seek reimbursement from the Fund for a period ending three full years after the date of the waiver or payment. Any reimbursement is limited to the lesser of the Expense Cap in effect at the time of the waiver and the Expense Cap in effect at the time of reimbursement.

Class C shares
	Horizon Fund Class C Shares	Kinetics Fund Class C Shares (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%(2)	1.00%(2)
Wire fee	$20	$15
Redemption fees (for shares redeemed within 30 days of purchase)	None	2.00%
Overnight check delivery fee for weekday	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%
Distribution and service (Rule 12b-1) fees	1.00%	1.00%
Other expenses	1.20%	0.43%
Shareholder service fee	0.13%	None
All Other Expenses	1.07%	0.43%
Acquired fund fees and expenses (3)	0.05%	0.05%
Total annual fund operating expenses	3.25%	2.48%
Fees waiver and/or expenses reimbursements	(0.95%)(4)	(0.18%)(5)
Total annual fund operating expenses after fee waiver and/or expense reimbursements (3)	2.30%	2.30%
[1]	No initial sales charge is applied to purchases of $1 million or more.
[2]	A contingent deferred sales charge ("CDSC") of 1.00% will be charged on Class C Share purchases that are redeemed in whole or in part within 12 months of purchase.
[3]
The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

[4]
LSA has contractually agreed to waive its fees and/or pay for operating expenses of the Horizon Fund to ensure that total annual fund operating expenses (excluding, as applicable, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.25% of the average daily net assets of the Class C shares. This agreement is in effect until August 31, 2017, and may be terminated before that date only by the IMST Trust's Board of Trustees. The Fund's advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment.

[5]
Kinetics has contractually agreed to waive its fees and/or pay for operating expenses of the Kinetics Fund to ensure that total annual fund operating expenses (excluding, as applicable, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.25% of the average daily net assets of the Class C shares. This agreement is in effect until August 31, 2019, and may be terminated before that date only by the KMF Company's Board of Directors. The Fund's advisor is permitted to seek reimbursement from the Fund for a period ending three full years after the date of the waiver or payment. Any reimbursement is limited to the lesser of the Expense Cap in effect at the time of the waiver and the Expense Cap in effect at the time of reimbursement.

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brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.25% of the average daily net assets of the Class C shares. This agreement is in effect until August 31, 2019, and may be terminated before that date only by the KMF Company's Board of Directors. The Fund's advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Institutional Class shares
	Horizon Fund Institutional Class Shares	Kinetics Fund Institutional Class Shares (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Redemption fees (for shares redeemed within 30 days of purchase)	None	2.00%
Wire fee	$20	$15
Overnight check delivery fee for weekday	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%
Distribution and service (Rule 12b-1) fees	None	None
Other expenses	1.20%	0.63%
Shareholder service fee	0.13%	0.20%
All Other Expenses	1.07%	0.43%
Acquired fund fees and expenses (1)	0.05%	0.05%
Total annual fund operating expenses	2.25%	1.68%
Fees waiver and/or expenses reimbursements	(0.95%) (2)	(0.38%) (3)
Total annual fund operating expenses after fee waiver and/or expense reimbursements (1)	1.30%	1.30%

[1]
The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

[2]
LSA has contractually agreed to waive its fees and/or pay for operating expenses of the Horizon Fund to ensure that total annual fund operating expenses (excluding, as applicable, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Institutional Class shares. This agreement is in effect until August 31, 2017, and may be terminated before that date only by the IMST Trust's Board of Trustees. The Fund's advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment.

[3]
Kinetics has contractually agreed to reimburse the Fund the portion of the Institutional Class shareholder servicing fee in excess of 0.05% of average daily net assets until at least August 31, 2019. In addition, Kinetics has contractually agreed to waive its fees and/or pay for operating expenses of the Kinetics Fund to ensure that total annual fund operating expenses (excluding, as applicable, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Institutional Class shares. This agreement is in effect until August 31, 2019, and may be terminated before that date only by the KMF Company's Board of Directors. The Fund's advisor is permitted to seek reimbursement from the Fund for a period ending three full years after the date of the waiver or payment. Any reimbursement is limited to the lesser of the Expense Cap in effect at the time of the waiver and the Expense Cap in effect at the time of reimbursement.

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Example

The Example below is intended to help you compare the cost of investing in Class A shares, Class C shares, and Institutional Class shares of the Horizon Fund with the cost of investing in Class A shares, Class C shares, and Institutional Class shares of the Kinetics Fund on a pro forma basis.  The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period.  The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same, except that it reflects the applicable expense limitation arrangement through August 31, 2019, for the Horizon Fund and through August 31, 2019, for the Kinetics Fund.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Horizon Fund
	One Year	Three Years	Five Years	Ten Years
Class A Shares	$724	$1,223	$1,748	$3,180
Class C Shares	$336	$912	$1,616	$3,484
Institutional Shares	$132	$612	$1,118	$2,511

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$233	$912	$1,616	$3,484

Kinetics Fund

	One Year	Three Years	Five Years	Ten Years
Advisor Class A Shares	$724	$1,080	$1,504	$2,681
Advisor Class C	$333	$737	$1,287	$2,788
Institutional Class	$132	$453	$839	$1,922

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$233	$737	$1,287	$2,788

H.	PERFORMANCE INFORMATION
The Kinetics Fund's Class A shares, Class C shares, and Institutional Class shares will adopt the performance history of the Horizon Fund's Class A shares, Class C shares, and Institutional Class shares, respectively.  The bar chart and the performance table below provide some indication of the risks of an investment in the Kinetics Fund by showing how the Horizon Fund's Institutional Class shares
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performance has varied from year to year as compared to a broad measure of market performance.  Performance reflects fee waivers and/or expense reimbursements in effect.  If such fee waiver or expense reimbursement were not in place, the Horizon Fund's performance would be reduced.

The performance information provided below indicates some of the risks of investing in the Horizon Fund by comparing the Horizon Fund with the performance of a broad-based market index. The Horizon Fund's past performance, before and after taxes, is not necessarily an indication of how the Horizon Fund or the Kinetics Fund will perform in the future. On February 11, 2014, the Horizon Fund's principal investment strategy changed. The performance information for periods prior to that date is attributable to the Horizon Fund's previous principal investment strategy. The predecessor to the Horizon Fund (the "Predecessor Fund") commenced operations on May 4, 2007. Effective as of the close of business on October 9, 2009, the Predecessor Fund reorganized into the Horizon Fund. Performance results shown in the bar chart and the performance table below for the period prior to October 9, 2009, reflect the performance of the Predecessor Fund. The bar chart shows performance of the Horizon Fund's Institutional shares. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown. Class A and Class C shares' performance would be lower than the Institutional Class performance because of the higher expenses paid by Class A and Class C shares. Updated performance information is available on the Horizon Fund's website at www.libertystreetfunds.com.
Calender Year Total Return (before taxes) for Institutional Class Shares

The year-to-date return as of June 30, 2017 was 2.91%.

Best Quarter:	24.53%	June 30, 2009
Worst Quarter:	-29.16%	December 31, 2008

The after-tax returns for the Fund's Institutional Class shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account ("IRA"), the information on after-tax returns is not relevant to your investment.  After-tax returns are shown for Advisor Class A shares only.  After-tax returns for Advisor Class C shares will differ.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns (for the Periods Ended December 31, 2016)
	1 Year	5 Years	Since Inception	Inception Date/From
Institutional Class — Return Before Taxes	12.08%	11.39%	-0.10%	July 11, 2007
Institutional Class — Return After Taxes on Distributions*	11.60%	11.25%	-0.29%	July 11, 2007
Institutional Class — Return After Taxes on Distributions and Sale of Fund Shares*	7.23%	9.09%	-0.06%	July 11, 2007
Advisor Class A Shares — Return Before Taxes	5.45%	10.05%	-0.02%	May 4, 2007
Advisor Class C Shares — Return Before Taxes	10.15%	10.38%	-0.17%	May 24, 2007
No Load Class Shares — Return Before Taxes	N/A	N/A	N/A	August 28, 2017
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.46%	July 11, 2007
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*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares and after-tax returns for classes other than Institutional Class shares will vary from returns shown for Institutional Class shares.

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Horizon Fund's portfolio turnover rate was 11% of the average value of its portfolio.

I.	COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES
Distribution Procedures
Foreside Fund Services, LLC ("Foreside" or the "Distributor"), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is  the distributor and principal underwriter of the Horizon Fund's shares.  Foreside is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  The Distributor is not affiliated with LSA, Horizon, or their affiliates. Kinetics Funds Distributor LLC ("KFD"), located at 470 Park Avenue South, New York, New York 10016, is an affiliate of Kinetics, and will be the distributor for the shares of the Kinetics Fund.  KFD is a registered broker-dealer and member of FINRA. The services provided by KFD to the Kinetics Fund are expected to be substantially similar to the services provided by Foreside to the Horizon Fund.
Shares of the Horizon Fund are offered on a continuous basis, and shares of the Kinetics Fund will be offered on a continuous basis. Under a Distribution Agreement with the KMF Company, KFD will act as the agent of the KMF Company in connection with the continuous offering of shares of the Kinetics Fund, and under a Distribution Agreement with the IMST Trust, Foreside acts as the agent of the IMST Trust in connection with the continuous offering of shares of the Horizon Fund.  KFD will continually distribute shares of the Kinetics Fund on a best efforts basis. KFD has no obligation to sell any specific quantity of Kinetics Fund shares.

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The Kinetics Fund has adopted a plan pursuant to Rule 12b-1 for its Class A and Class C shares that allows the Fund to pay fees for the sale, distribution and servicing of those shares.  The plan provides for a distribution and servicing fee of up to 0.25% of the Class A shares' average daily net assets and up to 1.00% of the Class C shares' average daily net assets.  Because these fees are paid out over the life of the Class A and Class C shares, over time, these fees (to the extent they are accrued and paid) will increase the cost of an investment in the Fund's Class A and Class C shares and may cost investors more than paying other types of sales charges.  Institutional Class shares of the Kinetics Fund will not pay any Rule 12b-1 fees, but will pay 0.05% in shareholder servicing fees.
The IMST Trust has adopted a plan on behalf of the Horizon Fund pursuant to Rule 12b-1 for its Class A shares and Class C shares that allows the Fund to pay fees for the sale, distribution and servicing of those shares. The plan provides for a distribution and/or shareholder liaison servicing fee of 0.25% of the Class A shares' average daily net assets. For Class C shares, the maximum annual fees payable for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Since these fees are paid out of the Fund's assets attributable to the Fund's Class A shares and Class C shares, respectively, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. Institutional Class shares of the Horizon Fund do not pay any Rule 12b-1 fees, but they do pay 0.08% in shareholder servicing fees.
Purchase Procedures
The purchase procedures for the Horizon Fund and the Kinetics Fund are substantially similar. Shares of both the Horizon Fund and the Kinetics Fund may be purchased by telephone, by mail, or by Automatic Investment Plan ("AIP"), and the shares of both Funds may be paid for by check, Automated Clearing House ("ACH"), or wire transfer of funds. Shares of both Funds may also be purchased through third-party financial institutions.
The minimum initial and minimum subsequent investment amounts for the Horizon Fund are $2,500 and $100, respectively, for both Class A shares and Class C shares; however, there is no subsequent investment minimum for qualified retirement plans. The minimum initial investment for both Class A shares and Class C shares for the Kinetics Fund is $2,500; however, the minimum initial investment amount for Coverdell Education Savings Accounts for both Class A shares and Class C shares is $2,000.  The maximum investment amount for Class C shares for the Horizon Fund is $999,999.  The minimum initial and minimum subsequent investment amounts for Institutional Class shares of the Horizon Fund are $1,000,000 and $100,000, respectively.  The minimum initial investment amount for Institutional Class shares of the Kinetics Fund is $1,000,000.  There is no minimum on subsequent investments for all account types of the Kinetics Fund.
Redemption Procedures
The Horizon Fund permits, and the Kinetics Fund will permit, redemptions by mail, telephone, ACH, wire, or Systematic Withdrawal Plan ("SWP"). Shares of both the Horizon Fund and the Kinetics Fund may also be sold by contacting your financial institution or intermediary. The Kinetics Fund also will allow redemption requests to be placed on-line if you have established an on-line account.
Horizon Fund shares may be redeemed at a price equal to the NAV per share next determined after the Transfer Agent and/or authorized agent receives the redemption request in good order, and generally, redemption requests cannot be processed on days the NYSE is closed.  For the Kinetics Fund, you may redeem part or all of your shares on any business day that the Kinetics Fund calculates its NAV
21

per share.  Additionally, both the Horizon Fund and the Kinetics Fund have reserved the right to redeem shares "in kind."
The Kinetics Fund also charges a 2.00% redemption fee on the redemption or exchange of Class A shares and Class C shares held for 30 days or less from the date of purchase.
Exchange Privileges
Investors in the Horizon Fund may exchange shares of the Horizon Fund for shares of other funds managed by Horizon or an affiliate of Horizon, and the amount of the exchange must be equal to or greater than the required minimum initial investment. Investors in the Horizon Fund may exchange shares by sending a written request to the Horizon Fund or by telephone. In order to limit expenses, the Horizon Fund reserves the right to limit the total number of exchanges you can make in any year. If a CDSC applies to your redemption of Horizon Fund shares, it will be waived for the transaction to exchange shares of the Horizon Fund for shares of another fund managed by the Advisor or an affiliate; however, the CDSC and the remaining time period for which the CDSC applies will carry to the other fund.
Investors in the Kinetics Fund that have accepted the telephone and Internet options on their account application may exchange shares of the Kinetics Fund for shares of the same class of any other KMF Company fund. If an exchange of Kinetics Fund shares is requested via telephone, a $5 per exchange transaction cost will be assessed. An exchange of Kinetics Fund shares held for 30 days or less may be subject to a 2.00% redemption fee.
If you exchange shares of the Horizon Fund or the Kinetics Fund, you may realize either a gain or loss on those shares and you will be responsible for paying the appropriate taxes.
J. KEY INFORMATION ABOUT THE PROPOSAL
The following is a summary of key information concerning the Reorganization.  Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.  You should refer to Appendix A for the complete terms of the Plan.
1. SUMMARY OF THE PROPOSED REORGANIZATION
At the Special Meeting, the shareholders of the Horizon Fund will be asked to approve the Plan to reorganize the Horizon Fund into the Kinetics Fund.  The Kinetics Fund is a newly organized series of the KMF Company that will commence operations upon consummation of the Reorganization.  If the Plan is approved by the shareholders of the Horizon Fund and the Reorganization is consummated, the Horizon Fund will transfer all of its assets to the Kinetics Fund in exchange solely for (1) the number of full and fractional shares of the Kinetics Fund of each class corresponding to an outstanding class of shares of the Horizon Fund equal in aggregate NAV to the aggregate NAV of the full and fractional Horizon Fund Shares of the corresponding class, determined as of the close of business on the closing date referred to below (the "Closing"), and (2) the Kinetics Fund's assumption of all liabilities of the Horizon Fund.  Immediately thereafter, the Horizon Fund will liquidate by distributing the Class A shares, Class C shares, and Institutional Class shares of the Kinetics Fund to its shareholders of the corresponding classes, by the KMF Company's transfer agent establishing accounts on the Kinetics Fund's share records in the names of those shareholders and transferring those Class A shares, Class C shares, and Institutional Class shares of the Kinetics Fund to those accounts in complete liquidation of the Horizon Fund.

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Existing shareholders of each class of the Horizon Fund's shares will become shareholders of the corresponding class of Kinetics Fund shares and, immediately after the Reorganization, each such shareholder will hold shares of each class of the Kinetics Fund having an aggregate NAV equal to the aggregate NAV of the Horizon Fund's shares of the corresponding class that the shareholder held immediately prior to the Reorganization.  Shares will be held in book entry form only.  Paper certificates will not be issued.

Until the Closing, shareholders of the Class A shares, Class C shares and Institutional Class shares of the Horizon Fund will continue to be able to redeem their shares at the NAV per share next determined, minus the contingent deferred sales charge, if applicable, after receipt by the Horizon Fund's transfer agent of a redemption request in proper form.  If the Reorganization is consummated, shareholders will be free to redeem the Class A shares, Class C shares or Institutional Class shares of the Kinetics Fund that they receive in the transaction at the then-current NAV per share, minus the contingent deferred sales charge and redemption fee, if applicable, unless waived by the Kinetics Fund in its discretion.  Shareholders of the Horizon Fund may wish to consult their tax advisors as to any different consequences of redeeming their Class A shares, Class C shares or Institutional Class shares prior to the Reorganization.

The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Horizon Fund and the receipt of a legal opinion from counsel to the KMF Company with respect to certain tax matters (see Federal Income Tax Consequences, below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be on or about August 25, 2017, or another date agreed to by the IMST Trust and the KMF Company.

The Horizon Fund and Horizon Fund shareholders will not incur any expenses in connection with the Reorganization. Kinetics and LSA have agreed to pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and preparing and filing the registration statement that includes this Proxy Statement.  Kinetics and LSA also will incur the direct costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. Expenses relating to the Reorganization are estimated to be approximately $50,000.

The Plan may be amended by the written, mutual agreement of the IMST Trust and the KMF Company, notwithstanding approval thereof by the Horizon Fund's shareholders, provided that no such amendment, modification, or supplement after that approval may have a material adverse effect on those shareholders' interests.  In addition, the Plan may be terminated at or before the Closing by the mutual agreement of the IMST Trust and the KMF Company or by either of them (i) in the event of the other's material breach of any representation, warranty or covenant contained in the Plan to be performed at or before the Closing, (ii) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (iii) if a governmental body issues an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting consummation of the Reorganization, (iv) if the Closing has not occurred by December 31, 2018, or another date as to which they agree, or (v) if a determination is made by the terminating party's Board that the Reorganization is not in the best interest of the party, and notice is given to the other party.
2.	FEDERAL INCOME TAX CONSEQUENCES
The IMST Trust believes the Horizon Fund has qualified for treatment as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code ("Subchapter M") since its inception. Accordingly, the IMST Trust believes the Horizon Fund has been, and the IMST Trust expects the
23

Horizon Fund to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to its shareholders in accordance with Subchapter M.

As a condition to the Closing, the IMST Trust and the KMF Company will receive an opinion of the KMF Company's counsel substantially to the effect that for federal income tax purposes:

a.
the Reorganization will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Horizon Fund and the Kinetics Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

b.
the Horizon Fund will recognize no gain or loss (a) upon the transfer of its assets to the Kinetics Fund in exchange for the Kinetics Fund shares and the assumption of the liabilities of the Horizon Fund or (b) upon the distribution of the Kinetics Fund shares to the shareholders of the Horizon Fund;

c.	the Kinetics Fund will recognize no gain or loss upon the receipt of the assets of the Horizon Fund in exchange for the Kinetics Fund shares and the assumption of the liabilities of the Horizon Fund;
d.
the tax basis in the hands of the Kinetics Fund of each asset of the Horizon Fund transferred to the Kinetics Fund in the Reorganization will be the same as the tax basis of that asset in the hands of the Horizon Fund immediately before the transfer;

e.	the holding period of each asset of the Horizon Fund in the hands of the Kinetics Fund will include the period during which that asset was held by the Horizon Fund;
f.	the shareholders of the Horizon Fund will recognize no gain or loss upon their receipt of the Kinetics Fund shares (including fractional shares) in the Reorganization;
g.
the aggregate tax basis of the Kinetics Fund shares (including fractional shares) received by each shareholder of the Horizon Fund will equal the aggregate tax basis of the Horizon Fund shares surrendered in exchange therefor;

h.
the holding period of the Kinetics Fund shares (including fractional shares) received by each Horizon Fund shareholder will include the holding period of the Horizon Fund shares surrendered in exchange therefor, provided that the Horizon Fund shares are held by that shareholder as capital assets on the date of the exchange;

i.	the Kinetics Fund will succeed to and take into account the tax attributes of the Horizon Fund described in Section 381(c) of the Code; and
j.	the taxable year of the Horizon Fund will not end on the Closing Date, but will instead continue as the taxable year of the Kinetics Fund.

In rendering each opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the IMST Trust, the KMF Company, the Horizon Fund and the
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Kinetics Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.
No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. Opinions of counsel are not binding upon the IRS or the courts.
Tracking Your Basis and Holding Period.  If you want to use any acceptable method for basis determination other than the average cost method, which will be the Kinetics Fund's default method, with respect to any Kinetics Fund shares you acquire after the Reorganization ("Covered Kinetics Fund Shares" and, collectively with any "covered shares" received in the Reorganization (i.e., any shares treated as acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012), the "Covered Exchange Shares," "Covered Shares"), or want to change your election with respect to Covered Exchange Shares, you will have to elect to do so in writing.  Any basis determination method for Covered Shares may not be changed with respect to a redemption thereof after the settlement date of the redemption.
The Kinetics Fund is required to report to the IRS the gross proceeds from the redemption of its shares and, for Covered Shares, is also required to report basis information and whether the shares redeemed had a short-term (twelve months or less) or long-term (more than twelve months) holding period.  Before making any redemptions, you should consult with your tax advisor to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.
Information Regarding Capital Loss Carryovers.  Federal income tax law permits regulated investment companies, such as the Funds, to carry forward their net capital losses realized in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses"), for a period of up to eight taxable years. Unused capital losses realized during taxable years beginning after December 22, 2010 ("Post-2010 Losses"), may be carried forward for an unlimited number of taxable years, but such carryovers must be fully utilized before the regulated investment company is permitted to use any carryovers of Pre-2011 Losses. As of April 30, 2017, the Horizon Fund had no unused capital loss carryovers. As described above, the Horizon Fund's tax attributes enumerated in section 381(c) of the Code, which include its capital loss carryovers, will be taken into account by the Kinetics Fund as if there had been no Reorganization.
Although the IMST Trust and the KMF Company are not aware of any adverse state income tax consequences, neither the IMST Trust nor the KMF Company have made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.
4. COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS
Comparison of Business Structures, Shareholder Rights and Applicable Law

The Horizon Fund is a series of the IMST Trust, a Delaware statutory trust. If the Reorganization is approved, the Horizon Fund will reorganize into the Kinetics Fund, a series of the KMF Company, a Maryland corporation. The following is a discussion of certain provisions and governing laws of the Horizon Fund and the Kinetics Fund, but it is not a complete description thereof. Further information about each Fund's governance structures is contained in the Fund's shareholder reports and its governing documents.

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Organization. The Horizon Fund is a series of the IMST Trust, a Delaware statutory trust (a "DE Trust") established pursuant to the Delaware Statutory Trust Act ("Delaware Act"). The IMST Trust is governed by its Agreement and Declaration of Trust (the "Declaration") and its By-laws, each as may be amended, and applicable state law, and its business affairs are managed under the supervision of its Board of Trustees.

The Kinetics Fund is a series of the KMF Company, a Maryland corporation established pursuant to the Maryland General Corporation Law ("Maryland GCL"). The KMF Company is governed by its Articles of Amendment and Restatement (as amended and supplemented, the "Charter"), Amended and Restated By-Laws and applicable state law, and its business affairs are managed under the supervision of its Board of Directors.

Shares. The KMF Company's Charter authorizes the issuance of a specified number of shares of capital stock and also authorizes the Board of Directors to classify or reclassify any of the unissued shares into one or more classes of stock without stockholder approval and authorizes the Board of Directors to liquidate one or more classes of the Kinetics Fund without stockholder approval.  The IMST Trust's Declaration allows it to issue an unlimited number of shares and to classify shares into series, which represent interests in separate portfolios of investments, without stockholder approval and provides the Trustees with all the rights and powers with respect to each series, including liquidation of the same. In both cases, no series is entitled to share in the assets of any other series or can be charged with the expenses or liabilities of any other series. Shares of the Horizon Fund and the Kinetics Fund have no preemptive rights.

Shareholder Liability.  Under the IMST Trust's Declaration, no shareholder of the Horizon Fund shall be subject to any personal liability in connection with the assets or the affairs of the IMST Trust or of any of its series.  The Horizon Fund is required to indemnify shareholders and former shareholders against losses and expenses arising from any personal liability for any obligation of the Horizon Fund solely by reason of being or having been a shareholder of the Horizon Fund and not because of his or her acts or omissions or for some other reason.

Under Maryland state law, which governs the KMF Company, a shareholder of a Maryland corporation is not personally liable for the acts or obligations of the corporation.

Board of Trustees.  The trustees of the IMST Trust are different from the directors of the KMF Company.  The IMST Trust's Board has five trustees, one of whom is an "interested person" of the IMST Trust, as that term is defined under the 1940 Act.  For more information, refer to the Statement of Additional Information, dated September 1, 2016, for the Horizon Fund, which is incorporated by reference into this Proxy Statement.

The KMF Company Board has eight directors, three of whom are deemed "interested persons" of the KMF Company.  For more information, refer to the Statement of Additional Information to this Proxy Statement, which is incorporated by reference into this Proxy Statement.

The officers of the IMST Trust are also different from the officers of the KMF Company.

Classes.  The Horizon Fund offers Class A shares, Class C shares, and Institutional Class shares.  The Kinetics Fund is expected to offer Class A shares, Class C shares, and Institutional Class shares in addition to an additional no-load class of shares that the Kinetics Fund intends to offer after the Reorganization. If the Reorganization is consummated, shareholders of the Horizon Fund's Class A
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shares, Class C shares and Institutional Class shares will receive, respectively, Class A shares, Class C shares, and Institutional Class shares of the Kinetics Fund in the Reorganization. Nothing contained herein shall be construed as an offer to purchase or otherwise acquire any other class of share of the Kinetics Fund.  The KMF Company Board has reserved the right to create and issue additional classes of the Kinetics Fund following the Reorganization.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of a distribution plan for a particular class.
5. CAPITALIZATION
The Kinetics Fund is the accounting survivor of this transaction. The capitalization of the Horizon Fund as of the Record Date, and the Kinetics Fund's pro forma combined capitalization as of that date after giving effect to the Reorganization are as follows:

(unaudited)	Horizon Fund Class A Shares	Pro forma Kinetics Fund Class A Shares	Horizon Fund Class C Shares	Pro forma Kinetics Fund Class C Shares	Horizon Fund Institutional Class Shares	Pro forma Kinetics Fund Institutional Class Shares
Net Assets	$4,212,376.45	$0	$5,456,599.85	$0	$11,624,459.76	$0

Shares Outstanding	427,226.785	0	576,995.581	0	1,175,843.968	0

Net Asset Value per Share	$9.86	N/A	$9.46	N/A	$9.89	N/A

K.	ADDITIONAL INFORMATION ABOUT THE HORIZON FUND AND KINETICS FUND
1. MANAGER AND SUB-ADVISOR
Horizon Asset Management LLC, located at 470 Park Avenue South, 4th Floor South, New York, NY 10016, serves as the Horizon Fund's sub-advisor pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement"). Horizon is registered as an investment advisor with the SEC, and is responsible for the day-to-day management of the Horizon Fund's portfolio, selection of the Fund's portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and LSA. Horizon is owned by Horizon Kinetics, a firm formed in May 2011. As of December 31, 2016, Horizon had approximately $3.5 billion in assets under management, and together with its affiliated investment advisors, approximately $5.2 billion as of the same date.
The Horizon Fund's Management Agreement with LSA provides for the Horizon Fund to pay LSA an annualized management fee equal to 1.00% of the average daily net assets of the Horizon Fund.  For the fiscal year ended April 30, 2017, LSA received advisory fees of 0.05% of the Horizon Fund's average daily net assets, after waiving fees pursuant to its expense limitation agreement with the Horizon Fund.
The assets of the Horizon Fund are currently allocated by LSA to one sub-advisor, Horizon.  Horizon has full discretion to purchase and sell securities for the Horizon Fund in accordance with the
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Horizon Fund's objectives, policies, restrictions and more specific strategies provided by Horizon.  LSA oversees Horizon but does not reassess individual security selections made by Horizon for the Horizon Fund.   Pursuant to the Sub-Advisory Agreement, LSA pays a portion of its advisory fee to Horizon for its sub-advisory services.
Under the investment advisory agreement with the KMF Company, on behalf of the Kinetics Fund, Kinetics will be the investment advisor to and will supervise the management of the Kinetics Fund's investments (including cash and short-term instruments) and business affairs.  At its expense, Kinetics will provide office space and all necessary office facilities, equipment and personnel for servicing the investments of the Kinetics Fund.  As compensation for its services, the Kinetics Fund will pay Kinetics a monthly advisory fee at the annual rate equal to 1.00% of the average daily net assets of the Kinetics Fund.

In addition to the management fees, the Kinetics Fund will incur other expenses such as custodian, transfer agency, interest, acquired fund fees and expenses and other customary fund expenses.  Kinetics has agreed to maintain expense caps of the 1.50% for the Kinetics Fund's Class A shares, 2.25% for Class C shares, and 1.25% for the Institutional Class shares (excluding interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses), which are the same expense caps that currently are in place for the Horizon Fund.

Kinetics will continue for the Kinetics Fund these expense caps, through August 31, 2019.  The expense limitation agreements for the Kinetics Fund cannot be terminated or amended to increase the level of the expense cap prior to that date without Board consent.  After that date, the expense limitation agreements for the Kinetics Fund may be terminated at any time by the KMF Company Board of Directors upon 60 days' notice to Kinetics, or by Kinetics with consent of the KMF Company Board of Directors.  Kinetics is permitted to recapture amounts waived and/or reimbursed to a class of the Kinetics Fund within three years after the fiscal year in which Kinetics earned the fee or incurred the expense if the class' total annual operating expenses have fallen to a level below the limits described above.  In addition, expenses that are excluded from the expense caps may go up or down due to the Fund's investment program, interest rates, and other market factors.

The Horizon Fund's Semi-Annual Report to shareholders for the period ended October 31, 2016, contains information about the factors that the IMST Trust Board of Trustees considered in approving the Horizon Fund's management agreement and subadvisory agreement.  A discussion of the factors considered by the KMF Company Board of Directors in approving the Kinetics Fund's advisory agreements between the KMF Company and Kinetics will be included in the annual report to shareholders for the period ended April 30, 2017.
Fund Management
Steven M. Bregman and Murray Stahl are jointly and primarily responsible for the day-to-day management of the Horizon Fund's portfolio and if the Reorganization is consummated, they will be jointly and primarily responsible for the management of the Kinetics Fund's portfolio.  Mr. Bregman serves as the President and a Managing Director and Senior Portfolio Manager of Horizon, and also is the President, a Managing Director and a member of the Board of Directors for Horizon Kinetics. Mr. Stahl serves as the Chief Investment Officer of Horizon and Horizon Kinetics. He is also the Chairman of the Board of Directors for Horizon Kinetics. Messrs. Bregman and Stahl have been portfolio managers of the Horizon Fund since its inception in May 2007. Horizon and Kinetics are each wholly-owned subsidiaries of Horizon Kinetics.  Messrs. Bregman and Stahl serve in the same capacity for Kinetics.

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The Horizon Fund's SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Horizon Fund.
2. OTHER SERVICE PROVIDERS
The following chart describes the service providers to the Horizon Fund and the Kinetics Fund:

Horizon Fund		Kinetics Fund
Administrator	Mutual Fund Administration, LLC UMB Fund Services, Inc.	U.S. Bancorp Fund Services LLC
Distributor	Foreside Fund Services, LLC	Kinetics Funds Distributor LLC
Transfer Agent	UMB Fund Services, Inc.	U.S. Bancorp Fund Services LLC
Auditor	Tait, Weller & Baker LLP	Tait, Weller & Baker LLP
Custodian	UMB Bank, n.a.	U.S. Bank National Association

3. TAX CONSIDERATIONS
The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future.  Except where otherwise indicated, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax.  You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
Each of the Horizon Fund and the Kinetics Fund contemplates distributing as dividends each year substantially all of its taxable income, including its net capital gain (the excess of net long-term capital
29

gain over net short-term capital loss).  Except as otherwise noted below, you will generally be subject to federal income tax on Fund distributions to you regardless whether they are paid in cash or reinvested in additional shares.  Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.
Distributions attributable to the net capital gain of a Fund generally are taxable to you as long-term capital gain, regardless of how long you have held your shares.  The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 23.8% (which includes a 3.8% Medicare tax).
Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met.  In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gain rates.  But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund.  For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).  The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.
Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception.  Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.  You will be notified annually of the tax status of distributions to you.
A portion of distributions attributable to investments in U.S. corporations paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.  The amount of such dividends qualifying for this deduction may, however, be reduced as a result of the Fund's securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities.
You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital.  This adverse tax result is known as "buying into a dividend."
You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them.  Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.  Your holding period for Horizon Fund shares will carry over to your Kinetics Fund shares for this purpose.
Any loss realized on shares held for six months or less will be treated as a longterm capital loss to the extent of any capital gain dividends that were received on the shares.  Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the
30

shares disposed of are replaced with other shares of either Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.
For shares acquired on or after January 1, 2012, the Funds (or relevant broker or financial adviser) are required to compute and report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information when such shares are sold or exchanged.  The Horizon Fund has elected to use the "first-in, first-out" method and the Kinetics Fund has elected to use the average cost method, unless you instruct a Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method.  In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account.  You should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.
One major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other taxqualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.
If you (i) fail to provide a correct taxpayer identification number in the manner required; (ii) are subject to backup withholding by the IRS for failure to properly include on your return payments of taxable interest or dividends; or (iii) fail to certify that you are not subject to backup withholding when required to do so or that you are an "exempt recipient," the IRS may, in certain cases, require the Funds to withhold a percentage of dividends or redemption or exchange proceeds.  The current backup withholding rate is 28%.
Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States (provided that the shareholder furnishes the Funds with a properly completed Form W-8BEN or W-8BEN-E, as applicable, to establish entitlement for these treaty benefits).  In the case of regulated investment companies such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax.  These generally include dividends attributable to the Funds' net capital gains (the excess of net long-term capital gains over net short-term capital loss), dividends attributable to the Funds' interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.
Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Funds, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Funds.
In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.
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The Funds will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.
All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Funds.
You may also be subject to state and local taxes on distributions, sales, exchanges and redemptions.  State income taxes may not apply, however, to any portions of a Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state in which you live. You should consult your tax adviser regarding the tax status of distributions in your state and locality.
4. PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Horizon Fund or Kinetics Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (including Horizon) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
5. VALUATION OF KINETICS FUND SHARES
Shares of each Class of the Fund are sold at net asset value ("NAV") per share plus any applicable sales charge (see "Description of Advisor Classes").  The NAVs are determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (the "Exchange") is open for unrestricted business.  Purchase and redemption requests are priced based on the next NAV per share calculated after receipt and acceptance of a completed purchase or redemption request.  The NAV for each Class of shares of the Fund is determined by dividing the value of the Fund's securities, cash and other assets attributable to that Class, minus all expenses and liabilities attributable to that Class, by the number of shares outstanding of that Class.  The NAV for a Class of shares of the Fund takes into account the expenses and fees of that Class, including management, administration, distribution and shareholder servicing fees, which are accrued daily.
The Fund's equity securities are valued each day at the last quoted market sale price on the securities' principal exchange.  If there is no sales price, a security is valued at the last reported bid price.  Securities listed on the NASDAQ Stock Market, Inc., however, are valued using the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported bid price.  If market quotations are not readily available or if events occur that may significantly affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the Exchange, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Company's Board of Directors.  Situations involving significant events may include those where: a security's trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.  In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares.  See "Trading in Foreign Securities."  The Fund may use independent pricing services to assist in calculating the NAV per share.

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Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes ("NBBO").  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  If a composite price is not available, then a quote provided by one of the authorized pricing vendors. If neither a composite price or quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value.  Non-exchange traded options also will be valued at the mean between the last bid and asked quotations.  Securities that have no public market and all other assets of the Fund are considered at such value as the Investment Adviser may determine in good faith, in accordance with the Fund's valuation procedures as approved by the Company's Board of Directors.
The Fund's debt obligations (including convertible securities) that are either investment grade or non-investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  Certain instruments such as repurchase agreements, demand notes, and money market mutual funds are traded at cost and there are no market values available for those instruments from third parties.  Those instruments are priced at cost.  Debt securities that are not priced by an independent third party pricing agent shall be valued (a) at the last sale price if such last sale occurred within the previous five business days, and (b) if there was no sale price during the previous five business days, at the average of the bids, or the sole bid if there is only one.  Debt securities and other securities, which, in the judgment of the Investment Adviser, do not properly represent the value of a security will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Company's Board of Directors.
Fair valuation of securities introduces an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Investment Adviser compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund's fair valuation procedures.
II. VOTING INFORMATION
A.        RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED
Proxies are being solicited from the shareholders of the Horizon Fund by the IMST Trust Board for a Special Meeting to be held on August 21, 2017, at 12:00 p.m. Eastern Time at the principal executive offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740, or at such later time made necessary by adjournment.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, "FOR" approval of the Plan.

The IMST Trust Board has fixed the close of business on June 30, 2017 (the "Record Date"), as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.  Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held.  As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Horizon
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Fund was 427,226.785 Class A shares, 578,053.218 Class C shares, and 1,177,902.342 Institutional Class shares.  Shareholders of record who own five percent or more of the Horizon Fund as of the Record Date are set forth on Appendix B to this Proxy Statement.  Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Horizon Fund's shares present at the Meeting, if the holders of more than 50% of the Horizon Fund's outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Horizon Fund's outstanding shares.

B.        HOW TO VOTE
You can vote your shares by telephone, by mail, by the Internet and by automated touchtone as set forth below:
Phone:
To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day/7 days a week.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Automated Touchtone:	The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on the reverse side of your proxy card.

C.        PROXIES
All proxies solicited by the IMST Trust Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Horizon Fund receives written notification to the contrary from any one of such persons.  Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.
You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Horizon Fund.  You may also give written notice of revocation in person at the Special Meeting.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.
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D.        QUORUM AND ADJOURNMENTS
One-third of the outstanding shares of the Horizon Fund that are entitled to vote will be considered a quorum for the transaction of business.  If a quorum of shareholders of the Horizon Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Plan described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any business that might have been transacted at the Special Meeting with respect to the Horizon Fund may be transacted at any such adjourned session(s) at which a quorum is present.  The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC's proxy rules, including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.
E.        EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"
All proxies, including abstentions and broker non-votes (shares held by brokers or nominees which the underlying holder has not voted and for which the broker does not have discretionary authority to vote), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).  Abstentions and broker non-votes will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have no effect on the proposal.  The Horizon Fund may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

F.	SOLICITATION OF PROXIES
The Horizon Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of LSA or Kinetics, who will not be paid for these services. IMST Trust has retained Broadridge Financial Solutions, Inc. to aid in the solicitation of proxies, at an anticipated cost of approximately $15,000, exclusive of printing costs.  LSA and Kinetics will bear the costs of the Special Meeting, including legal costs, and other expenses incurred in connection with the solicitation of proxies.
III. OTHER INFORMATION
A.	OTHER BUSINESS
The IMST Trust Board knows of no other business to be brought before the Special Meeting.  If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

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B.	NEXT MEETING OF SHAREHOLDERS
The Horizon Fund does not hold regular meetings of shareholders.  If the Reorganization is not completed, the next meeting of the shareholders of the Horizon Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to Diane Drake, Secretary of the IMST Trust, P.O. Box 2175, Milwaukee, Wisconsin 53201.  Proposals must be delivered to the Secretary of the IMST Trust a reasonable time before we begin to print and send our proxy materials.  Timely submission of a proposal does not necessarily mean that the proposal will be included.
C.	LEGAL MATTERS
Certain legal matters concerning the issuance of shares of the Kinetics Fund in connection with the Reorganization and certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Drinker Biddle & Reath LLP.

D.	INFORMATION FILED WITH THE SEC
The IMST Trust and the KMF Company are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.  Reports, proxy statements, registration statements and other information filed by the IMST Trust and the KMF Company may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

By Order of the Board of Trustees of Investors Management Series Trust,

Diane Drake, Secretary
Investment Managers Series Trust
July 31, 2017
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APPENDIX A
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 22nd day of July, 2017, by and among INVESTMENT MANAGERS SERIES TRUST, a Delaware statutory trust, with its principal place of business at 235 W. Galena Street, Milwaukee, Wisconsin 53212 ("Acquired Entity"), on behalf of its series, Horizon Spin-off and Corporate Restructuring Fund ("Acquired Fund"), KINETICS MUTUAL FUNDS, INC., a Maryland corporation, with its principal place of business at 470 Park Avenue South, New York, New York 10016 ("Acquiring Entity"), on behalf of its series, Kinetics Spin-off and Corporate Restructuring Fund ("Acquiring Fund"), and, solely for purposes of paragraph 6, KINETICS ASSET MANAGEMENT LLC, the investment adviser to the Acquiring Fund ("Kinetics"), with its principal place of business at 470 Park Avenue South, New York, New York 10016.  (Each of Acquiring Entity and Acquired Entity is sometimes referred to herein as an "Investment Company," and each of the Acquiring Fund and the Acquired Fund is sometimes referred to herein as a "Fund.")  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Investment Company, as applicable, on behalf of its Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund's behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.
Acquiring Fund and Acquired Fund wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code") (all "section" references are to sections of the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of Treasury Regulations ("Regulations") Section 1.368-2(g).  The reorganization will involve Acquired Fund converting from a series of Acquired Entity to a series of Acquiring Entity by (1) transferring all its assets to Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing Acquired Fund's business) in exchange solely for voting shares of beneficial interest ("shares") in Acquiring Fund and Acquiring Fund's assumption of all of Acquired Fund's liabilities, (2) distributing those shares pro rata to Acquired Fund's shareholders, on a class-by-class basis, in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Acquired Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving Acquired Fund and Acquiring Fund being referred to herein collectively as the "Reorganization").
Each of the Acquired Entity's board of trustees and the Acquiring Entity's board of directors  (each, a "Board"), in each case including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) ("Non-Interested Persons") of such Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund's behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of Acquired Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Acquired Fund currently offers, and has issued and outstanding, multiple classes of shares, designated Class A shares, Class C shares and Institutional Class shares ("Class A Acquired Fund Shares", "Class C Acquired Fund Shares", and "Institutional Class Acquired Fund Shares", respectively, and collectively, "Acquired Fund Shares").  At the time of the Reorganization, Acquiring Fund will offer three classes of shares which mirror the share classes of the Acquired Fund and which will be designated Class A shares, Class C shares and Institutional Class shares ("Class A Acquiring Fund Shares", "Class C Acquiring Fund Shares", and "Institutional Class Acquiring Fund Shares", respectively, and collectively, "Acquiring Fund Shares"). The Acquired Fund Shares have substantially similar characteristics to the Acquiring Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:
1.    PLAN OF REORGANIZATION AND TERMINATION
1.1. Subject to the requisite approval of Acquired Fund's shareholders and the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund.  In exchange therefore, Acquiring Fund shall:
(a)
Issue and deliver to Acquired Fund the number of full and fractional Acquiring Fund Shares of each class corresponding to an outstanding class of Acquired Fund Shares equal in aggregate net asset value to the aggregate net asset value of the full and fractional Acquired Fund Shares of the corresponding class (all references herein to "fractional" shares meaning fractions rounded to the third decimal place); and

(b)	Assume all of Acquired Fund's liabilities as described in paragraph 1.3 ("Liabilities").
Those transactions shall take place at the Closing (as defined in paragraph 2.1).
1.2 The Assets shall consist of all assets and property of every kind and nature of Acquired Fund at the Effective Time (as defined in paragraph 2.1), including, without limitation, all cash, cash equivalents, securities, goodwill, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and any deferred and prepaid expenses shown as assets on Acquired Fund's books.  For the sake of clarity, assets to be acquired include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever) of Acquired Fund against any party with which Acquired Fund has contracted for any actions or omissions up to the Closing.  Acquired Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to Acquiring Entity.
1.3 The Liabilities shall consist of all of Acquired Fund's liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Kinetics pursuant to paragraph 6.  Notwithstanding the foregoing, Acquired Fund will, to the extent permissible and consistent with its investment objectives and policies, endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than the obligations set forth in this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements).
1.4 At or before the Closing, Acquiring Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they were issued.  At the Effective Time, immediately after the transactions described in paragraph 1.1, Acquired Fund shall distribute all the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) pro rata, on a class-by-class basis, to its shareholders of record determined at the Effective Time (each, a "Shareholder"), in each case in exchange for the applicable Acquired Fund Shares, and shall completely liquidate.  That distribution shall be accomplished by Acquiring Entity's transfer agent opening accounts on Acquiring Fund's shareholder records in the Shareholders' names and transferring those Acquiring Fund Shares thereto.  Pursuant to that transfer, each Shareholder's account shall be credited with the number of full and fractional Acquiring Fund Shares of each class corresponding to a class of Acquired Fund Shares held by such Shareholder that has an aggregate net asset value equal to the aggregate net asset value of the full and fractional Acquired Fund Shares of that class held by such Shareholder at the Effective Time, as computed by UMB Fund Services, Inc. in the manner set forth in Acquired Fund's then current prospectus.  All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on Acquired Fund's shareholder records.  Acquiring Entity shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.  Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time.

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1.5 Any transfer taxes payable on the issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund's shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.
1.6 Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the responsibility of Acquired Fund, up to and including the Effective Time and such later date on which the Acquired Fund is dissolved, provided, however, that Acquiring Fund shall be responsible for filing any tax return covering a period that includes any period after the date of the Closing.
1.7 After the Effective Time, Acquired Fund shall not conduct any business except in connection with its dissolution and liquidation.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Acquired Fund shall be terminated as a series of Acquired Entity.
2.   CLOSING AND EFFECTIVE TIME
2.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization ("Closing") shall be deemed to take place simultaneously as of immediately prior to the opening of business on August 28, 2017 ("Effective Time").  The Closing shall be held at Acquiring Entity's offices or at such other place as to which the Investment Companies agree.
2.2 Acquired Entity shall cause the custodian of Acquired Fund's assets ("Old Custodian") (a) to make Acquired Fund's portfolio securities available to Acquiring Entity (or to its custodian ("New Custodian"), if Acquiring Entity so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for Acquiring Fund's account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the customary practices of Old Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Acquired Fund's assets are deposited, in the case of Acquired Fund's portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  Acquired Entity shall also direct the Old Custodian to deliver at the Closing an authorized officer's certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by Acquired Entity, the Old Custodian has delivered all of Acquired Fund's portfolio securities, cash, and other Assets to the New Custodian for Acquiring Fund's account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to Acquiring Entity that such information, as reflected on Acquiring Fund's books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.
2.3 Acquired Entity shall deliver, or shall direct its transfer agent to deliver, to Acquiring Entity at the Closing an authorized officer's certificate listing the Shareholders' names and addresses together with the number of full and fractional outstanding Acquired Fund Shares that each such Shareholder owns, at the Effective Time, certified by Acquired Entity's Secretary or Assistant Secretary or by its transfer agent, as applicable.  Acquiring Entity shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer's certificate as to the opening of accounts on Acquiring Fund's shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Acquired Entity, that the Acquiring Fund Shares to be credited to Acquired Fund at the Effective Time have been credited to Acquired Fund's accounts on those records.
2.4 Acquired Entity shall deliver to Acquiring Entity, within five days before the Closing, an authorized officer's certificate listing each security, by name of issuer and number of shares, which is being carried on Acquired Fund's books at an estimated fair market value provided by an authorized pricing vendor for Acquired Fund.
2.5 At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents that the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President or Treasurer, in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it has made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

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3.   REPRESENTATIONS AND WARRANTIES
3.1 Acquired Entity, on Acquired Fund's behalf, represents and warrants to Acquiring Entity, on Acquiring Fund's behalf, as follows:
(a) Acquired Entity (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares ("Statutory Trust"), that is duly created, validly existing, and in good standing under the laws of Delaware, and its Agreement and Declaration of Trust currently in effect ("Acquired Entity Declaration") and/or the Acquired Entity's Certificate of Trust, and each Certificate of Amendment thereto is on file with the Delaware Secretary of State; (2) is duly registered under the 1940 Act as an open-end management investment company; and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;
(b) Acquired Fund is a duly established and designated series of Acquired Entity;
(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Acquired Entity's Board; and this Agreement constitutes a valid and legally binding obligation of Acquired Entity, with respect to Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d) At the Effective Time, Acquired Entity will have good and marketable title to the Assets (except securities that are subject to "securities loans" or that are restricted to resale by their terms) for Acquired Fund's benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except liens and encumbrances for taxes not yet due and payable);  and on delivery and payment for the Assets, Acquiring Entity, on Acquiring Fund's behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended ("1933 Act"), except securities that are restricted as to resale by their terms and securities subject to such restrictions generally applicable to the Assets of the type being transferred in the ordinary course;
(e) Acquired Entity, with respect to Acquired Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Acquired Entity Declaration or Acquired Entity's By-Laws, currently in effect as of the date of this Agreement, ("Acquired Entity's Bylaws"), or any agreement, obligation, indenture, instrument, contract, lease, or other undertaking (each, an "Undertaking") to which Acquired Entity, on Acquired Fund's behalf, is a party or by which it is bound, or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquired Entity, on Acquired Fund's behalf, is a party or by which it is bound;
(f) At or before the Effective Time, either (1) all material contracts and other commitments of Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements, in accordance with its investment objectives and policies) will terminate, or (2) provision for discharge and/or Acquiring Fund's assumption of any liabilities of Acquired Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Acquired Entity may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Entity, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to Acquired Entity's knowledge, threatened against Acquired Entity, with respect to Acquired Fund or any of its properties or assets attributable or allocable to Acquired Fund, that, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business; and Acquired Entity, on Acquired Fund's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation, and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or
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arbitrator that materially and adversely affects either Acquired Fund's business or Acquired Entity's ability to consummate the transactions contemplated hereby;
(h) Acquired Fund's Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a "Statement") at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended April 30, 2017, having been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, are in accordance with generally accepted accounting principles consistently applied in the United States ("GAAP"); and present fairly, in all material respects, Acquired Fund's financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at the respective dates that are not disclosed therein;
(i) Since April 30, 2017, there has not been any material adverse change in Acquired Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, nor any incurrence by Acquired Fund of material indebtedness (except indebtedness otherwise disclosed to and accepted by the Acquiring Entity, or incurred in connection with certain investments contracts, including options, futures, forward and swap contracts) maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Acquired Fund Share due to declines in market values of securities that Acquired Fund holds, the discharge of Acquired Fund liabilities, the redemption of Acquired Fund Shares by its shareholders, or distributions of net investment income and net realized capital gains shall not constitute a material adverse change;
(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, "Returns") of Acquired Fund required by law to have been filed (taking into account any properly and timely filed extensions of time to file) have been timely filed and are true, correct and complete in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision shall have been made for the payment thereof; to the best of Acquired Entity's knowledge, no such Return is currently under audit and no assessment has been asserted in writing with respect to those Returns; Acquired Fund has received no written notice of a taxing authority's intention to conduct an audit of such a Return; Acquired Fund is in compliance in all material respects with all applicable Regulations under Chapters 3 and 61 of the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof; Acquired Fund is not liable for the taxes of any person other than itself or is a party to or otherwise bound by any tax sharing, allocation, assumption or indemnification agreement (other than pursuant to agreements entered into in the ordinary course of business whose principal purpose is not to address tax matters); and Acquired Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or Return that is outstanding, nor has any request for such waiver or consent been made;
(k) Acquired Fund is a "fund" (as defined in section 851(g)(2)) eligible for treatment as a separate corporation under section 851(g)(1); for each taxable year of its operation ended on or before the date of the Closing, (i) Acquired Fund has met the requirements of Subchapter M of Subtitle A, Chapter 1 of the Code ("Subchapter M") for qualification as a regulated investment company ("RIC") and has elected to be treated as such; and (ii) Acquired Fund has been eligible to and has computed its federal income tax under section 852; Acquired Fund will continue to meet the applicable requirements of Subchapter M at all times through the date of the Closing; Acquired Fund has no outstanding liability for any material income or excise tax for tax or calendar years, as applicable, ended on or prior to the date of the Closing pursuant to sections 852 or 4982; Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; Acquired Fund has no outstanding liability for any other material tax (including, any foreign, state or local tax liability) for any period ended prior to the Closing, except as set forth and accrued on the Acquired Fund's books; Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of section 337(d) and the regulations thereunder; and all dividends paid by the Acquired Fund at any time prior to the date of the Closing shall have been deductible pursuant to the dividends paid deduction under section 562;

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(l) All issued and outstanding Acquired Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Entity and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund's shareholder records, as provided in paragraph 2.3; and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares;
(m) Acquired Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(n) Acquired Fund is not a debtor under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A));
(o) Acquired Fund's current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(p) The information furnished by Acquired Entity for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. ("FINRA")) that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (as defined in paragraph 3.3(a)) (other than with respect to written information provided by Acquiring Entity for inclusion therein), on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(q) The Acquired Entity Declaration permits Acquired Entity to invest, sell and reinvest in contracts for the future acquisition or delivery of equity, fixed income or other securities and securities of every nature and kind; Acquired Entity does not have a fixed pool of assets; and each series thereof (including Acquired Fund) is a managed portfolio of securities, and Horizon Asset Management LLC, as sub-advisor to the Acquired Fund, has the authority to buy and sell securities for Acquired Fund;
(r) Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to Acquiring Entity; and
(s) The Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.
3.2 Acquiring Entity, on Acquiring Fund's behalf, represents and warrants to Acquired Entity, on Acquired Fund's behalf, as follows:
(a) Acquiring Entity (1) is a corporation that is duly created, validly existing, and in good standing under the laws of Maryland, and its Articles of Incorporation, as amended and supplemented with respect to the Acquiring Fund ("Acquiring Entity Articles") are on file with Maryland Secretary of State, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;
(b) At the Effective Time, Acquiring Fund will be a duly established and designated series of Acquiring Entity; Acquiring Fund has not commenced operations and will not do so until after the Closing;
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and, immediately before the Closing, Acquiring Fund will be a shell series of Acquiring Entity, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time), liabilities, employees or business activities, and created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Acquired Fund's business;
(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Acquiring Entity's Board; and this Agreement constitutes a valid and legally binding obligation of Acquiring Entity, with respect to Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d) Except for the Initial Shares (as defined in paragraph 5.5 and pursuant to paragraph 1.4), before the Closing, there will be no (1) issued and outstanding Acquiring Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (3) securities convertible into any Acquiring Fund Shares, or (4) any other securities issued by Acquiring Fund;
(e) No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(f) Acquiring Entity, with respect to Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland law, the Acquiring Entity Articles or Acquiring Entity's Bylaws ("Acquiring Entity's Bylaws"), or any Undertaking to which Acquiring Entity, on Acquiring Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquiring Entity, on Acquiring Fund's behalf, is a party or by which it is bound;
(g) Except as otherwise disclosed in writing to and accepted by the Acquired Entity, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to Acquiring Entity's knowledge, threatened against Acquiring Entity, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business; and Acquiring Entity, on Acquiring Fund's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either Acquiring Fund's business or Acquiring Entity's ability to consummate the transactions contemplated hereby;
(h) Any Returns of Acquiring Fund required by law to have been filed (including any properly and timely filed extensions of time to file) have been filed, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision shall have been made for the payment thereof; to the best of Acquiring Entity's knowledge, no such Return is currently under audit and no assessment has been asserted in writing with respect to those Returns; and Acquiring Fund is in compliance in all material respects with all applicable Regulations under Chapters 3 and 61 of the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof;
 (i) Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; immediately following the Reorganization, Acquiring Fund will be a "fund" (as defined in section 851(g)(2)), eligible for treatment as a separate corporation under section 851(g)(1), and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; Acquiring Fund expects to meet the requirements of Subchapter M of the Code for qualification as a RIC for the taxable year in which the Reorganization occurs; Acquiring Fund expects to be eligible to, and intends to, compute its federal income tax under section 852 for such taxable year; and Acquiring Fund intends to continue to meet all of the requirements of Subchapter M for qualification as a RIC, to elect to be treated as such, and to be eligible to and to so
7

compute its federal income tax under section 852, for the taxable years following that in which the Reorganization occurs;
(j) The Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the Shareholders' accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares and will be fully paid and non-assessable by Acquiring Entity;
(k) There is no plan or intention for Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any "fund" thereof (as defined in section 851(g)(2)) following the Reorganization;
(l) Immediately after the Effective Time, Acquiring Fund will not be a debtor under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A));
(m) Acquiring Fund's current prospectus and statement of additional information (1) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they are issued will not contain, and as may be supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(n) The information furnished by Acquiring Entity for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than with respect to written information provided by Acquired Entity for inclusion therein), on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
(o) The Acquiring Entity Articles permits Acquiring Entity to invest, sell and reinvest in contracts for the future acquisition or delivery of equity, fixed income or other securities and securities of every nature and kind; Acquiring Entity does not have a fixed pool of assets; and each series thereof (including Acquiring Fund after it commences operations) is (or will be) a managed portfolio of securities, and Kinetics, as adviser to the Acquiring Fund, will have at the Effective Time the authority to buy and sell securities for it.
3.3 Each Investment Company, on its Fund's behalf, represents and warrants to the other Investment Company, on its Fund's behalf, as follows:
(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund's behalf, except for (1) Acquiring Entity's filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement ("Registration Statement"), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;
(b) The fair market value of the Acquiring Fund Shares each Shareholder receives will be equal to the fair market value of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor;
(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

8

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
(e) None of the compensation received by any Shareholder who is an employee of a service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;
(f) No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Kinetics, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its shareholders with the intention that it be used to pay any expenses (including Reorganization Expenses) thereof; and
(g) Immediately following consummation of the Reorganization, the Shareholders will own all the Acquiring Fund Shares and will own those shares solely by reason of their ownership of the Acquired Fund Shares immediately before the Reorganization.
4. COVENANTS
4.1 Acquired Entity covenants to call a meeting of Acquired Fund's shareholders to consider and act on this Agreement and to take all reasonable actions necessary to obtain approval of the transactions contemplated hereby ("Shareholders Meeting").
4.2 Acquired Entity covenants that it will assist Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of Acquired Fund Shares.
4.3 Acquired Entity covenants that it will turn over its books and records pertaining to Acquired Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Acquiring Entity at the Closing.
4.4 Acquiring Entity covenants that it will prepare and file with the Commission the Registration Statement on Form N-14 and a registration statement on Form N-1A in compliance with applicable federal and state securities laws.  Acquired Entity covenants that it will provide Acquiring Entity with the materials and information necessary to prepare the Registration Statement on Form N-14 and Acquiring Fund's registration statement on Form N-1A.
4.5 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s) the other Investment Company deems necessary or desirable in order to vest in, and confirm to (a) Acquiring Entity, on Acquiring Fund's behalf, title to and possession of all the Assets, and (b) Acquired Entity, on Acquired Fund's behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.
4.6 Acquiring Entity covenants to use all reasonable efforts to obtain appropriate approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to commence and continue Acquiring Fund's operations after the Effective Time.
4.7 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
4.8 Acquiring Fund (solely out of Acquiring Fund's assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements)
9

covenants to indemnify and hold harmless Acquired Fund and Acquired Fund's current, and former trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which Acquired Fund or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.
4.9 Acquired Fund (solely out of Acquired Fund's assets and property, including any amounts paid to Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) covenants to indemnify and hold harmless Acquiring Fund and Acquiring Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which Acquiring Fund or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.
5. CONDITIONS PRECEDENT
Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that must be satisfied at or before the Effective Time:
5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Acquired Fund's shareholders at the Shareholders Meeting;
5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement and Acquiring Fund's registration statement on Form N-1A shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;
5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company's best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;
5.4 The Investment Companies shall have received an opinion of Drinker Biddle & Reath LLP ("Counsel"), dated the date of Closing, as to the federal income tax consequences mentioned below ("Tax Opinion").  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (which for such purpose, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b).  The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on those representations and warranties' being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved)  for federal income tax purposes:

10

(a) The Reorganization will constitute a "reorganization" within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;
(b) Acquired Fund will recognize no gain or loss (1) upon the transfer of the Assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Liabilities or (2) upon the distribution of the Acquiring Fund Shares to the Shareholders;
(c) Acquiring Fund will recognize no gain or loss upon the receipt of the Assets in exchange for the Acquiring Fund Shares and the assumption of the Liabilities;
(d) the tax basis in the hands of the Acquiring Fund of each Asset transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of that asset in the hands of the Acquired Fund immediately before the transfer.
(e) the holding period of each Asset in the hands of the Acquiring Fund will include the period during which that Asset was held by the Acquired Fund;
(f) the Shareholders will recognize no gain or loss upon their receipt of the Acquiring Fund shares (including fractional shares) in the  Reorganization;
(g) the aggregate tax basis of the Acquiring Fund Shares (including fractional shares) received by each Shareholder will equal the aggregate tax basis of the Acquired Fund Shares surrendered in exchange therefor;
(h) the holding period of the  Acquiring Fund Shares (including fractional shares) received by each Shareholder will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquiring Fund Shares are held by that Shareholder as capital assets on the date of the exchange;
(i) Acquiring Fund will succeed to and take into account the tax attributes of the Acquired Fund described in section 381(c) of the Code; and
(j) the taxable year of the Acquired Fund will not end on the date of the Closing, but will instead continue as the taxable year of the Acquiring Fund.
5.5 Before the Closing, Acquiring Entity's Board shall have authorized the issuance of, and Acquiring Entity shall have issued, one Acquiring Fund Share of Acquiring Fund ("Initial Shares") to Kinetics or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment advisory contract, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as Acquiring Fund's sole shareholder; such payment shall have always been held in a non-interest-bearing account;
5.6 Acquiring Entity, on Acquiring Fund's behalf, shall have entered into, or adopted, as appropriate, an investment advisory contract, a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for Acquiring Fund's operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by Acquiring Entity's Board and, to the extent required by law (as interpreted by Commission staff positions), by its directors who are Non-Interested Persons thereof and by Kinetics or its affiliate as Acquiring Fund's sole shareholder; and
5.7 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.
5.8 Acquiring Entity, on Acquiring Fund's behalf, shall have received a closing opinion from Morgan, Lewis & Bockius LLP, Acquired Entity's counsel, that the Agreement has been duly authorized, executed, and delivered by Acquired Entity on behalf of Acquired Fund, and constitutes a valid and legally binding agreement of Acquired Entity on behalf of Acquired Fund, enforceable with its terms.
5.9 Acquired Entity, on Acquired Fund's behalf, shall have received a closing opinion from Drinker Biddle & Reath LLP, Acquiring Entity's counsel, that the Agreement has been duly authorized, executed, and delivered by Acquiring Entity on behalf of Acquiring Fund, and constitutes a valid and legally binding agreement of Acquiring Entity on behalf of Acquiring Fund, enforceable with its terms.
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6. EXPENSES
Subject to complying with the representation and warranty contained in paragraph 3.3(f), Kinetics or an affiliate shall bear all Reorganization Expenses not otherwise agreed to be borne by Kinetics and Liberty Street Advisors.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Acquired Fund's prospectus supplements and the Registration Statement, and printing and distributing Acquiring Fund's prospectus and Acquired Fund's proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), and (7) any costs associated with meetings of each Investment Company's Board of Trustees relating to the transactions contemplated herein.  Excluded from the foregoing list of Reorganization Expenses are liability insurance expenses covering the actions of the trustees and officers of the Acquired Entity with respect to the Acquired Fund, brokerage fees, travel expenses, and other similar expenses incurred in connection with the Reorganization.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in the Fund's disqualification as a RIC or would prevent the Reorganization from qualifying as a reorganization within the meaning of section 368(a) of the Code.  To the extent practicable, the Reorganization Expenses will be paid concurrently with the Closing.
7. ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY
7.1 Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing; provided, however, that the covenants to be performed after the Closing, and the obligations of Acquiring Entity, on behalf of Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.
7.2 Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of its Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by the Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), an Investment Company may disclose such records and/or information as so approved.
8. TERMINATION
This Agreement may be terminated at any time at or before the Closing:
8.1 By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, (d) if the Closing has not occurred on or before December 31, 2018, or such other date as to which the Investment Companies agree, or (e) if a determination is made by the terminating party's Board that the consummation of the transactions contemplated herein is not in the best interest of the party, and notice is given to the other party hereto; or
8.2 By the Investment Companies' mutual agreement.
In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.
9. AMENDMENTS
The Investment Companies may amend, modify, or supplement this Agreement at any time and in any manner on which they mutually agree in writing, notwithstanding Acquired Fund's shareholders' approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material
12

adverse effect on the Shareholders' interests and provided that no such amendment shall waive or modify the conditions set forth in paragraphs 5.1 and 5.4.
10. SEVERABILITY
Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.
11. MISCELLANEOUS
11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Acquiring Entity, on Acquiring Fund's behalf, or Acquired Entity, on Acquired Fund's behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.  No assignment or transfer of any rights or obligations hereunder shall be made by any party without the express written consent of the other party, and any attempted assignment or transfer of any rights or obligations hereunder without such consent shall be void.
11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company's Board members solely in their capacities as Board members, and not individually, and that each Investment Company's obligations under this instrument are not binding on or enforceable against any of its directors, trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund ("Fund Property") and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund's behalf, shall look only to the Fund Property of the other Investment Company in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.
11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.
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IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.
INVESTMENT MANAGERS SERIES TRUST, on behalf of Acquired Fund
By: /s/ Joy Ausili
Name: Joy Ausili
Title:   Vice President
KINETICS MUTUAL FUNDS, INC., on behalf of Acquiring Fund
By: /s/ Jay Kesslen
Name: Jay Kesslen
Title:   Vice President
Solely for purposes of paragraph 6,
 KINETICS ASSET MANAGEMENT LLC
By: /s/ Jay Kesslen
Name: Jay Kesslen
Title:   General Counsel

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APPENDIX B

 OWNERSHIP OF SHARES OF THE HORIZON FUND
As of the Record Date, the Horizon Fund's shareholders of record and/or beneficial owners (to the Trust's knowledge) who owned 5% or more of each class of the Horizon Fund's shares are set forth below:

Name and Address	Class	No. of Shares Owned	% of Shares
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	A	190,128.334	44.50%
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	A	45,681.323	10.69%
Wells Fargo Clearing LLC 2801 Market Street Saint Louis, MO 63103	A	32,941.258	7.71%
Kenneth R. Fisher 227 Kings Court Mountainside, NJ 07092	A	31,563.956	7.39%
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	C	314,076.569	54.33%
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C	154,857.837	26.79%
Wells Fargo Clearing LLC 2801 Market Street Saint Louis, MO 63103	C	33,443.742	5.79%
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	I	801,255.703	68.02%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	I	145,876.806	12.38%
Wells Fargo Clearing LLC 2801 Market Street Saint Louis, MO 63103	I	82,152.096	6.97%

As of the Record Date, the Officers and Trustees of the Trust, as a group, did not own of record or beneficially any of the outstanding voting securities of the Horizon Fund.

B-1

APPENDIX C

VALUATION, PURCHASE AND REDEMPTION
INFORMATION FOR THE KINETICS FUND
(References to the "Fund" in this Appendix C are to the Kinetics Fund)
Valuation of Fund Shares

Shares of each Class of the Fund are sold at net asset value ("NAV") per share plus any applicable sales charge (see "Description of Advisor Classes").  The NAVs are determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (the "Exchange") is open for unrestricted business.  Purchase and redemption requests are priced based on the next NAV per share calculated after receipt and acceptance of a completed purchase or redemption request.  The NAV for each Class of shares of the Fund is determined by dividing the value of the Fund's securities, cash and other assets attributable to that Class, minus all expenses and liabilities attributable to that Class, by the number of shares outstanding of that Class.  The NAV for a Class of shares of the Fund takes into account the expenses and fees of that Class, including management, administration, distribution and shareholder servicing fees, which are accrued daily.

The Fund's equity securities are valued each day at the last quoted market sale price on the securities' principal exchange.  If there is no sales price, a security is valued at the last reported bid price.  Securities listed on the NASDAQ Stock Market, Inc., however, are valued using the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported bid price.  If market quotations are not readily available or if events occur that may significantly affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the Exchange, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the KMF Company's Board of Directors.  Situations involving significant events may include those where: a security's trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.  In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares.  See "Trading in Foreign Securities."  The Fund may use independent pricing services to assist in calculating the NAV per share.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes ("NBBO").  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  If a composite price is not available, then a quote provided by one of the authorized pricing vendors. If neither a composite price or quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value.  Non-exchange traded options also will be valued at the mean between the last bid and asked quotations.  Securities that have no public market and all other assets of the Fund are considered at such value as the Investment Adviser may determine in good faith, in accordance with the Fund's valuation procedures as approved by the KMF Company's Board of Directors.

The Fund's debt obligations (including convertible securities) that are either investment grade or non-

investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  Certain instruments such as repurchase agreements, demand notes, and money market mutual funds are traded at cost and there are no market values available for those instruments from third parties.  Those instruments are priced at cost.  Debt securities that are not priced by an independent third party pricing agent shall be valued (a) at the last sale price if such last sale occurred within the previous five business days, and (b) if there was no sale price during the previous five business days, at the average of the bids, or the sole bid if there is only one.  Debt securities and other securities, which, in the judgment of the Investment Adviser, do not properly represent the value of a security will be valued at their fair market value as determined in good faith in accordance with procedures approved by the KMF Company's Board of Directors.

Fair valuation of securities introduces an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Investment Adviser compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund's fair valuation procedures.

Trading in Foreign Securities
Trading in foreign securities may be completed at times when the Exchange is closed.  In computing the NAV per share of the Fund, the value of a foreign security is determined as of the close of trading on the foreign exchange on which it is principally traded or as of the scheduled close of trading on the Exchange, whichever is earlier, at the closing sales prices provided by approved pricing services or other alternate sources.  In the absence of sales, the last available closing bid will be used.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the KMF Company's Board of Directors.  Values of foreign securities are translated from the local currency into U.S. dollars on the basis of the foreign currency exchange rates, as provided by an independent pricing service or reporting agency, generally prior to the close of the Exchange.  Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the Exchange, which events would not be reflected in the computation of the Fund's NAV.  If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the KMF Company's Board of Directors, as applicable.

How to Purchase Shares

In General
Shares of the Fund are sold at NAV plus any applicable sales charge, and will be credited to a shareholder's account based on the NAV per share next computed after an order and payment is received.  The minimum initial investment for both regular accounts and individual retirement accounts is $2,500 ($2,000 for Coverdell Education Savings Accounts).  There is no minimum on subsequent investments for all account types.  The KMF Company reserves the right to vary or waive any minimum investment requirement.  The Fund reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so.  A service fee of $25 will be deducted from a shareholder's Fund account for any purchases that do not clear.  Your order will not be accepted until a completed New Account Application is received by the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC (in such capacity, the "Transfer Agent").

Investing by Telephone

If you have accepted the Telephone and Internet Options on the applicable New Account Application (the "Application") and your account has been open for 15 days, you may purchase additional shares by telephoning the Fund toll free at 1-800-930-3828.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions.  Your purchase will take place at the NAV per share plus any applicable sales charge determined on the day your order is placed, provided that your order is received prior to 4:00 p.m. Eastern Time.

During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  Once a telephone transaction has been placed, it cannot be canceled or modified.

There is no minimum on telephone purchases.  You may not make your initial purchase of the Fund's shares by telephone.

Automatic Investment Plan
Once an account has been established, you may purchase shares of the Fund through an Automatic Investment Plan ("AIP").  You can have money automatically transferred from your checking, savings or bank money market account on a monthly basis.  There is no minimum purchase amount in order to participate in the AIP.

To be eligible for the AIP, your bank must be a domestic institution that is an ACH member.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the AIP section on the Application or call the Transfer Agent at 1-800-930-3828 with any questions.  The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.  Any request to change or terminate your AIP should be submitted to the Transfer Agent 5 days prior to the desired effective date of such change or termination.  The Fund may modify or terminate the AIP at any time.

Purchase by Mail
To purchase the Fund's shares by mail, simply complete and sign the Application and mail it, along with a check made payable to [NAME OF FUND], c/o Kinetics Mutual Funds, Inc., to:

Regular Mail	Overnight or Express Mail
Kinetics Mutual Funds, Inc. [NAME OF FUND] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Kinetics Mutual Funds, Inc. [NAME OF FUND] c/o U.S.Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

All purchases by check must be in U.S. dollars drawn on a bank located within the United States.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.

Purchase by Wire
To open an account by wire, a completed Application is required before your wire can be accepted.  You can mail or overnight deliver your Application to the Transfer Agent at the above address.  Upon receipt of your completed Application, an account will be established for you.  You will need to provide the assigned account number to your bank when instructing it to wire the funds.  Your bank must include along with the wire the name of the Fund, the account number and your name so that monies can be correctly applied.  To ensure proper application of wired funds, please call 1-800-930-3828 to notify the applicable Fund that the wire is coming.  Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.  The Fund is not responsible for delays resulting from the banking or Federal Reserve wire system.  Please use the following wiring instructions:

Wire to:
● ● ● ●	ABA Number: Credit: Account: Further Credit:	U.S. Bank, N.A. 075000022 U.S. Bancorp Fund Services, LLC 112-952-137 Kinetics Mutual Funds, Inc. [NAME OF FUND] (Shareholder Name/Account Registration) (Shareholder Account Number)

Subsequent Investments
You may add to your account at any time by purchasing shares by mail, by telephone, or by wire.  You may also purchase additional shares on-line if you have established an on-line account.  To purchase by mail, submit your check with the remittance form attached to your individual account statement.  To purchase by telephone, call 1-800-930-3828 prior to 4:00 p.m. Eastern Time to place your order.  To ensure proper application of wired funds, please call 1-800-930-3828 to notify the Fund that the wire is coming.  All purchase requests must include your shareholder account number.

Individual Retirement Accounts
You may invest in any Fund by establishing a tax-sheltered IRA.  The Fund offers Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, and Coverdell Education Savings Accounts.  For additional information on IRA options, please call 1-800-930-3828.

Investing Through Brokers or Agents
You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. A financial intermediary may impose different sales charge discounts.  Sales charge discount variations specific to financial intermediaries are described in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations ("Appendix A").

How to Redeem Shares

In General
You may redeem part or all of your shares of the Fund on any business day that the Fund calculates its NAV per share.  To redeem shares, you must contact the Fund in which you are invested either by mail or by phone to place a redemption order.  Redemption requests may also be placed on-line if you have established an on-line account.  You should request your redemption prior to market close to obtain that day's closing NAV.  Redemption requests received after the close of the Exchange will be treated as though received on the next business day.

The Fund will generally send redemption proceeds the next business day and, in any event, no later than seven days after the receipt of a redemption request in "good order" (see below).  The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. Please note, however, that when a purchase order has been made by check, the Fund will not be able to send your redemption proceeds until the purchase amount has cleared.  This may take up to 12 calendar days.

The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings.  In stressed market conditions, redemption methods may include redeeming in kind.

Redemption proceeds may be sent to the address of record, wired to a shareholder's bank account of record, or sent via electronic funds transfer through the ACH network to the shareholder's bank account of record.  Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.  If the redemption proceeds are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.  Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings association, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"), but not from a notary public.  The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:
●	If you are requesting a change in account ownership;
●	When redemption proceeds are payable or sent to any person, address or bank account not on record;
●	Written requests to wire redemption proceeds (if not previously authorized on the account); and
●	If a change of address request was received by the Transfer Agent within the last 15 calendar days.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.  In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right at their discretion to require a signature guarantee or signature validation in other circumstances.  The Fund reserves the right to waive any signature guarantee requirement at its/their discretion.

Written Redemption
You can execute most redemptions by furnishing an unconditional written request to the Fund in which you are invested to redeem your shares at the current NAV per share.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Kinetics Mutual Funds, Inc.	Kinetics Mutual Funds, Inc.
[NAME OF FUND]	[NAME OF FUND]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Requests for redemption in "good order" must:

●	indicate the name of the Fund;
●	be signed exactly as the shares are registered, including the signature of each owner (including a signature guarantee when required);
●	specify the number of shares or dollar amount to be redeemed; and
●	indicate your account registration number.

Telephone Redemption
If you are authorized to perform telephone transactions (either through your Application or by subsequent arrangement in writing with the Fund) you may redeem shares in any amount by instructing the Fund in which you are invested by phone at 1-800-930-3828.  A signature guarantee or signature validation may be required of all shareholders in order to add or change telephone redemption privileges on an existing account.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

●	your Fund account number;
●	the name in which your account is registered;
●	the social security or tax identification number under which the account is registered; and
●	the address of the account holder, as stated in the Application.

Note: If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Fund by telephone, you may make your redemption request in writing. Once a telephone transaction has been placed, it cannot be canceled or modified.

Wire Redemption
Wire transfers may be arranged to redeem shares.  However, the Transfer Agent charges a $15 fee per wire redemption against your account for this service.  There is no minimum on wire redemptions.

Systematic Withdrawal Plan
If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan.  The Systematic Withdrawal Plan allows you to make automatic withdrawals from your account at regular intervals (monthly, quarterly or annually).  Proceeds can be mailed via check to the address of record, or sent via electronic funds transfer through the ACH system to your bank account if your bank is an ACH system member.  If the date you select to have the withdrawal made is a weekend or holiday, the redemption will be made on the next business day.  Money will be transferred from your Fund account to the account you chose at the interval you select on the Application.  If you expect to purchase additional shares of the Fund, it may not be to your advantage to participate in the Systematic Withdrawal Plan because of the possible adverse tax consequences of making contemporaneous purchases and redemptions.  There is no minimum on systematic withdrawals.

The Fund's Right to Redeem an Account
The Fund reserves the right to redeem the shares of any shareholder, other than a shareholder who is an active participant in the AIP, whose account balance is less than $1,000, other than as a result of a decline in the NAV of the Fund.  The Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder's account.

IRA Redemption

If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax.  Requests that do not indicate a preference will be subject to withholding.  Shares held in IRA accounts may be redeemed by telephone at 1-800-930-3828. Investors will be asked whether or not to withhold taxes from any distribution.

Householding
By signing the Application, you acknowledge and consent to the householding (i.e., consolidation of mailings) of regulatory documents such as prospectuses, shareholder reports, proxies, and other similar documents.  In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll-free at 1-800-930-3828 to request individual copies of these documents.  The Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Shareholder Inactivity/Lost Shareholder
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor's account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor's account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction. Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in the Fund may be transferred to that state.

Redemption Fees
The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment.  In accordance with policies and procedures adopted by the Board of Directors of the KMF Company, frequent purchases and redemptions of Fund shares are not encouraged but are generally permitted by the Fund.  Such purchases and redemptions may have an adverse effect on other Fund shareholders, including, without limitation, the possibility of disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and possible dilution of the value of Fund shares held by long-term shareholders.  The KMF Company may, in its sole discretion, reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.  Advisor Class A and Advisor Class C shares of the Fund assess a 2.00% fee on the redemption or exchange of Fund shares held for 30 days or less from the date of purchase.  These fees are paid to the Fund to help offset any potential transaction costs.

The Fund will use the first-in, first-out method to determine the 30 day holding period.  Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account.  If this holding period is 30 days or less, the redemption fee will be assessed.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Fund's systematic programs, as these transactions are typically de minimis.  This fee will also not be assessed to the participants in employer-sponsored retirement plans that are held at the Fund in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account.  The redemption fee will also not be assessed to accounts of the Investment Adviser or its affiliates used to capitalize the Fund as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemptions to avoid adverse effects to the Fund.  In addition, the Fund is authorized to waive redemption fees for redemptions effected pursuant to asset allocation programs, wrap fee programs, other investment programs offered by financial institutions, and the KMF Company reserves the right to lower or waive any redemption fee.  Although frequent purchases and redemptions of Fund shares are generally permitted, the Fund only intends to waive redemption fees for redemptions the Fund reasonably believes do not raise frequent trading or market timing concerns.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days' prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Currently, the Fund is limited in its ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of its customers.  For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of redemption, the Fund will not receive the redemption fee.  If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should be assessed the redemption fee.  Due to operational differences, a financial intermediary's methods for tracking and calculating the redemption fee may differ in some respects from that of the Fund.   If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediaries' customers.

Notice of Customer Verification
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Application as part of the Fund's Anti-Money Laundering Program.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-800-930-3828 if you need additional assistance when completing your Application.

If we do not have a reasonable belief as to the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

Exchange Privilege
If you have accepted the Telephone and Internet Options on the Application, you can exchange your shares in any Fund for shares of the same class of any other Fund offered by the KMF Company, (e.g., Advisor Class A shares for Advisor Class A shares).  If the exchange is requested via telephone, a $5 per exchange transaction cost will be assessed.  You should carefully read the Prospectus of the Fund before exchanging shares into that Fund.  Be advised that exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another Fund.  Therefore, an exchange of Fund shares held for 30 days or less may be subject to a 2.00% redemption fee.  See "Redemption Fees" above.  Further, exchanges may have certain tax consequences and you could realize short- or long-term capital gains or losses.  Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise.  You should request your exchange prior to market close to obtain that day's closing NAV.  Exchange requests received after the close of the Exchange will be treated as though received on the next business day.  In all cases, shareholders will be required to pay a sales charge only once.

Call 1-800-930-3828 to learn more about the other funds or classes offered by the KMF Company and about exercising your exchange privilege.

APPENDIX D

 FINANCIAL HIGHLIGHTS OF THE HORIZON FUND

FINANCIAL HIGHLIGHTS

Horizon Spin-off and Corporate Restructuring Fund Advisor Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended April 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.52	$10.22	$10.32	$8.74	$6.91
Income from Investment Operations:
Net investment income (loss)[1]	0.03	-[2]	(0.03)	(0.03)	0.03
Net realized and unrealized gain (loss) on investments	1.45	(1.70)	(0.07)	1.60	1.87
Net increase from payment by affiliates (Note 3)	-	-	-	0.01	-
Total from investment operations	1.48	(1.70)	(0.10)	1.58	1.90

Less Distributions:
From net investment income	-	-	-	-	(0.07)
From net realized gain	(0.18)	-	-	-	-
Total distributions	(0.18)	-	-	-	(0.07)

Redemption fee proceeds[1]	-	-	-	-	-[2]

Net asset value, end of period	$9.82	$8.52	$10.22	$10.32	$8.74

Total return[3]	17.36%	(16.63)%	(0.97)%	18.08%[4]	27.77%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,583	$6,067	$14,604	$12,536	$9,719
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.45%	1.74%	1.77%	1.94%	2.11%
After fees waived and expenses absorbed	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.64)%	(0.19)%	(0.57)%	(0.76)%	(0.20)%
After fees waived and expenses absorbed	0.31%	0.05%	(0.30)%	(0.32)%	0.41%
Portfolio turnover rate	11%	2%	40%	18%	4%

1   Based on average shares outstanding for the period.
2   Amount represents less than $0.01 per share.
3   Total returns would have been lower had expenses not been waived or absorbed by the Investment Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge ("CDSC") of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.
4   Total return would have been 17.96% had the Investment Adviser not reimbursed the Fund for the loss on a portfolio investment.

Horizon Spin-off and Corporate Restructuring Fund Advisor Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended April 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.25	$9.97	$10.14	$8.64	$6.83
Income from Investment Operations:
Net investment loss[1]	(0.04)	(0.06)	(0.11)	(0.09)	(0.01)
Net realized and unrealized gain (loss) on investments	1.40	(1.66)	(0.06)	1.58	1.86
Net increase from payment by affiliates (Note 3)	-	-	-	0.01	-
Total from investment operations	1.36	(1.72)	(0.17)	1.50	1.85

Less Distributions:
From net investment income	-	-	-	-	(0.04)
From net realized gain	(0.18)	-	-	-	-
Total distributions	(0.18)	-	-	-	(0.04)

Net asset value, end of period	$9.43	$8.25	$9.97	$10.14	$8.64

Total return[2]	16.46%	(17.25)%	(1.68)%	17.36%[3]	27.16%

Ratios and Supplemental Data:

Net assets, end of period (in thousands)	$5,678	$6,290	$12,057	$10,701	$9,108
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.20%	2.49%	2.52%	2.53%	2.61%
After fees waived and expenses absorbed	2.25%	2.25%	2.25%	2.09%	2.00%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.39%)	(0.94%)	(1.32%)	(1.35%)	(0.70%)
After fees waived and expenses absorbed	(0.44%)	(0.70%)	(1.05%)	(0.91%)	(0.09%)
Portfolio turnover rate	11%	2%	40%	18%	4%

1    Based on average shares outstanding for the period.
2    Total returns would have been lower had expenses not been waived or absorbed by the Investment Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge ("CDSC") of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If the sales charge was included total returns would be lower. Prior to January 1, 2014 the CDSC was 0.75%.
3    Total return would have been 17.25% had the Investment Adviser not reimbursed the Fund for the loss on a portfolio investment.

Horizon Spin-off and Corporate Restructuring Fund Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

		For the Year Ended April 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.53	$10.20	$10.27	$8.67	$6.86
Income from Investment Operations:
Net investment income (loss)[1]	0.05	0.03	(0.01)	(0.01)	0.05
Net realized and unrealized gain (loss) on investments	1.45	(1.70)	(0.06)	1.60	1.85
Net increase from payment by affiliates (Note 3)	-	-	-	0.01	-
Total from investment operations	1.50	(1.67)	(0.07)	1.60	1.90

Less Distributions:
From net investment income	-	-	-	-	(0.09)
From net realized gain	(0.18)	-	-	-	-
Total distributions	(0.18)	-	-	-	(0.09)

Redemption fee proceeds[1]	-	-	-	-	-[2]

Net asset value, end of period	$9.85	$8.53	$10.20	$10.27	$8.67

Total return[3]	17.57%	(16.37)%	(0.68)%	18.45%[4]	28.03%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,022	$24,185	$52,312	$52,635	$39,375

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.20%	1.49%	1.52%	1.69%	1.86%
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.39)%	0.06%	(0.32)%	(0.51)%	0.05%
After fees waived and expenses absorbed	0.56%	0.30%	(0.05)%	(0.07)%	0.66%
Portfolio turnover rate	11%	2%	40%	18%	4%

1     Based on average shares outstanding for the period.

2     Amount represents less than $0.01 per share.

3    Total returns would have been lower had expenses not been waived or absorbed by the Investment Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4     Total return would have been 18.34% had the Investment Adviser not reimbursed the Fund for the loss on a portfolio investment.

5     Not annualized.

6     Annualized.

PART B

Kinetics Spin-Off and Corporate Restructuring Fund

Class A LSHAX
Class C LSHCX
Institutional Class LSHUX
 No Load Class LSHEX

 A Series of

KINETICS MUTUAL FUNDS, INC.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

STATEMENT OF ADDITIONAL INFORMATION
July 31, 2017
Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:

Investment Managers Series Trust	Kinetics Mutual Funds, Inc.
Horizon Spin-off and Corporate Restructuring Fund	Kinetics Spin-off and Corporate Restructuring Fund
(the “Horizon Fund”)	(the “Kinetics Fund” or the “Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated July 31, 2017, as may be amended from time to time, (the “Prospectus”) for the Special Meeting of shareholders of the Horizon Spin-off and Corporate Restructuring Fund series (the “Horizon Fund”) of Investment Managers Series Trust (the “IMST Trust”), a Delaware statutory trust, to be held on August 21, 2017. A copy of the Combined Proxy Statement/Prospectus is available by calling 1-800-207-7108.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.  The Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

This SAI sets forth information that may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Proxy Statement and Prospectus, dated July 31, 2017 (the “Proxy Statement”), of the Horizon Fund. As described in the Proxy Statement, the Reorganization would involve the transfer of all of the assets and liabilities of the Horizon Fund in exchange for shares of the Kinetics Fund.  The Horizon Fund would distribute the Kinetics Fund shares it receives to its shareholders in complete termination of the Horizon Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement which may be obtained from Horizon Fund, by writing or calling the Horizon Fund at Liberty Street Fund PO Box 2175, Milwaukee, WI 53201 or (800) 207-7108.  This SAI should be read in conjunction with such Proxy Statement.
The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the prospectus and Statement of Additional Information of the Horizon Fund, other material incorporated by reference and other information regarding the Target Fund.

You should rely only on the information contained in this SAI and the Proxy Statement.  Kinetics Funds has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.
i

Incorporation by Reference

The following documents are incorporated by reference into this SAI:
•
The Statement of Additional Information for the Horizon Fund dated September 1, 2016, is incorporated by reference to Post-Effective Amendment No. 785 to the Investment Managers Series Trust’s Registration Statement on Form N‑1A (File No. 811‑21719), filed with the SEC on August 24, 2016.

•
The audited financial statements and the management discussion of fund performance of the Horizon Fund dated June 19, 2017 are incorporated by reference to the Annual Report of the Horizon Fund for the fiscal year ended April 30, 2017, filed on Form N‑CSR (File No. 811‑21719) with the SEC on June 7, 2017.

•
The unaudited financial statements of the Horizon Fund dated October 31, 2016, are incorporated by reference to the Semi-Annual Report of the Horizon Fund for the six-month period ended October 31, 2016, filed on Form N-CSRS (File No. 811-21719) with the SEC on January 9, 2017.

The Kinetics Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the respective Horizon Fund.  For this reason, the financial statements of the Kinetics Fund and the pro forma financial statements of the Kinetics Fund have not been included herein.
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TABLE OF CONTENTS
General Information about Kinetics Mutual Funds, Inc	2
Description of the Fund	3
Investment Restrictions	3
Investment Policies and Associated Risks	4
NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS	22
ILLIQUID AND RESTRICTED SECURITIES	23
TEMPORARY INVESTMENTS	27
Portfolio Turnover	27
MANAGEMENT OF THE FUND	28
Control Persons and Principal Holders of Securities	40
PROXY VOTING POLICIES	40
Portfolio Managers	42
Ownership of the Fund by Portfolio Managers	43
SHAREHOLDER SERVICING	43
ADMINISTRATIVE SERVICES	44
Dealer Reallowances	48
Marketing and Support Payments	48
PORTFOLIO HOLDINGS INFORMATION	48
APPENDIX A	58

Description of Kinetics Mutual Funds, Inc.

The Company is a Maryland corporation, established on March 26, 1999.  The Company is comprised of several series of mutual funds, all of which are open-end investment companies.  This SAI pertains to the No Load, Institutional, Advisor Class A and Advisor Class C shares of the Fund, a series of the Company.  Each series of the Company, other than the Fund, is in a master/feeder fund structure.  Each series, other than the Fund, is a feeder fund to a corresponding series of Kinetics Portfolios Trust (the “Trust”).  The Trust is a Delaware statutory trust, established on March 14, 2000.  The Trust is comprised of several series of mutual funds, all of which are open-end investment companies.  The principal business office for the Company and the Trust is located at 470 Park Avenue South New York, New York 10016.
General Information about the Investment Adviser
Kinetics Asset Management LLC (formerly known and conducting business as Kinetics Asset Management, Inc.) (“Kinetics” or “Adviser” or “Investment Adviser”) is a Delaware limited liability corporation that serves as the investment adviser to each series of the Company and the Trust, both of which are offered separately.  Founded in 1996, the Adviser provides investment advisory services to the Company and the Trust, a family of nine mutual funds, with discretionary management authority over approximately $1.708 billion in assets at March 31, 2017.  The Investment Adviser is a subsidiary of Horizon Kinetics LLC.
Capitalization
The authorized capitalization of the Company consists of 1 billion shares of common stock of $0.001 par value per share.  Each share has equal dividend, distribution and liquidation rights.  There are no conversion or preemptive rights applicable to any shares of the funds.  All shares issued are fully paid and non-assessable.  Each holder of common stock has one vote for each share held.  Voting rights are non-cumulative.
Title and Description of Share Classes
Under the Company’s Articles of Incorporation and a Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (“1940 Act”), the Fund is permitted to offer several classes of shares as follows: No Load Class, Institutional Class, Advisor Class A and Advisor Class C.  Advisor Class A shares are subject to a front-end sales load and a Rule 12b-1 fee as described in the Prospectus.  Advisor Class C shares are subject to a Rule 12b-1 fee and contingent deferred sales charge as described in the Prospectus.
All Classes are sold primarily to individuals who purchase shares through Kinetics Funds Distributor LLC (“KFD” or the “Distributor”), the Company’s distributor.  The expenses incurred pursuant to the Rule 12b-1 Plans will be borne solely by Advisor Class A and Advisor Class C shares of the Fund and constitute the only expenses allocated on a Class by Class basis.
Rights of Each Share Class
Each share of common stock of the Fund is entitled to one vote in electing Directors and other matters that may be submitted to shareholders for a vote.  All shares of all Classes of the Fund generally have equal voting rights.  However, matters affecting only one particular Class of shares can be voted on only by shareholders in that Class.  Only shareholders of Advisor Class A or Advisor Class C shares will be entitled to vote on matters submitted to a shareholder vote with respect to the Rule 12b-1 Plan applicable to such Class.  All shareholders are entitled to receive dividends when and as declared by the Board of Directors from time to time and as further discussed in the Prospectus.
Non-Diversification of Investments
The Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”)  which means that there is no restriction as to how much the Fund may invest in the securities of any one issuer.  However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code.  Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets.  In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer greater than 5% of the Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer.  As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.
Description of the Fund

The Fund commenced operations on May 24, 2007 as the Liberty Street Horizon Fund, a series of the Forum Funds Trust (the “Liberty Street Fund”).
Effective as of the close of business on October 9, 2009, the Horizon Spin-Off and Corporate Restructuring Fund, a series of Investment Manager Series Trust (the “Predecessor Fund”), acquired the assets and liabilities of the Liberty Street Fund. As of the date of the acquisition, all of the holders of issued and outstanding Class A, Class C and Institutional Class shares of the Liberty Street Fund received Class A, Class C and Institutional Class shares, as applicable, of the Predecessor Fund. The Liberty Street Fund and the Predecessor Fund were each advised by Liberty Street Advisors, Inc. (the “Predecessor Adviser”) and sub-advised by Horizon Asset Management, Inc. (“Horizon”), an affiliate of the Adviser.
On August 28, 2017, the Fund acquired the assets and assumed the liabilities of the Predecessor Fund. As of the date of the acquisition, all of the holders of issued and outstanding Class A, Class C and Institutional Class shares of the Predecessor Fund received Class A, Class C and Institutional Class shares, as applicable, of the Fund.
The Fund currently offers No Load, Institutional, Advisor Class A and Advisor Class C shares. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.
The Fund is a non-diversified fund with an investment objective of seeking to achieve long-term growth of capital. The Fund’s investment objective is not fundamental and may be changed by the Board of Directors of the Fund without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund is designed for long term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long term capital growth. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of spin-off companies, companies subject to other forms of corporate restructuring, parents of any such companies, and publicly traded shareholder activist holding companies which, by way of their shareholder ownership in other companies, have caused such other companies to undergo spin-offs and other forms of corporate restructurings.

Investment Restrictions

The Fund operates under the following fundamental policies that, except as otherwise noted, cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund may not:
1. Issue senior securities nor borrow money, except that the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.
3. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions or (b) as otherwise permitted by applicable law.
4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use; (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry; (c) invest in securities that are secured by real estate or interests therein; (d) purchase and sell mortgage-related securities; (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities; and (f) invest as otherwise permitted by applicable law.
5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.
6. Make loans of money or property to any person, except: (a) to the extent that securities or interests in which the Fund may invest are considered to be loans; (b) through the loan of portfolio securities in an amount up to 33 1/3% of such Fund’s total assets; (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.
Industry Classification
In applying the Fund’s fundamental policy concerning industry concentration described above, it is a matter of non-fundamental policy that investments in certain broader categories of companies will not be considered to be investments in the same industry, for example: technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries.

Additional Information About the Kinetics Fund’s Investment Policies and Associated Risks

The following paragraphs provide a more detailed description of the Fund’s investment policies and risks identified in the Prospectus.  Unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Board of Directors of the Company without shareholder approval.

Common Stock
Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock
Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation, although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.
Small- and Mid-Cap Stocks
The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the- counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.
The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.
Convertible Securities
A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
Warrants and Rights
The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.
Foreign Investments
Foreign Securities
Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.
The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.
Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.
Changes in foreign exchange rates will affect the value in U.S. Dollars of all foreign currency- denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.
Income from foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time the

Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.
The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.
Emerging Markets
The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.
Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.
Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Fund invests.
Foreign Currency Transactions
The Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities. If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.
Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in predicting currency movements. The projection of short- term currency market movements is extremely difficult, and the successful execution of a short- term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.
Depositary Receipts
American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.
Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.
Europe—Recent Events
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
The European Union (“EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability.
In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU. Although the precise timeframe for “Brexit” is uncertain, it is currently expected that the UK will seek to withdraw from the EU by invoking article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the UK’s intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.
Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.
Distressed Investments
The Fund may invest in securities of companies that are in financial distress (i.e., involved in bankruptcy or reorganization proceedings). These securities may include, among other things, senior or subordinated fixed income securities, common stock, preferred stock, warrants and other kinds of indebtedness. There can be no assurance that the Fund will correctly evaluate all the factors that could affect the outcome of an investment in these types of securities. Financially distressed securities involve considerable risk that can result in substantial or even total loss of the Fund’s investment. It is often difficult to obtain information as to the true condition of financially distressed securities. These securities are often subject to litigation among the participants in the bankruptcy or reorganization proceedings. Such investments may also be adversely affected by federal and state laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and a bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. These and other factors contribute to above-average price volatility and abrupt and erratic movements of the market prices of these securities. In addition, the spread between the bid and asked prices of such securities may be greater than normally expected and it may take a number of years for the market price of such securities to reflect their intrinsic value.
Securities of financially troubled companies require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by Horizon. To the extent that Horizon becomes involved in such proceedings, Horizon may have a more active participation in the affairs of the issuer than that assumed generally by a shareholder, and such participation may generate higher legal fees and other transaction costs relating to the investment than would normally be the case.
In bankruptcy and other forms of corporate reorganization, there exists the risk that the reorganization will: (1) be unsuccessful (due to, for example, failure to obtain the necessary approvals); (2) be delayed (for example, until various liabilities, actual or contingent, have been satisfied); or (3) result in a distribution of cash or a new security the value of which will be less than the purchase price of the security in respect to which such distribution was made.
Debt Securities
Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.
Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Adviser to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer's creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.
Certain additional risk factors related to debt securities are discussed below:
Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.
Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.
Liquidity. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
The Adviser attempts to reduce the risks described above through diversification of the Fund's portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.
Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Because the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected.
Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.
Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.
Lower-Rated Debt Securities
The Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.
Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Adviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.
Sovereign Debt Obligations
The Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Municipal Bonds
Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of "private activity" bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, the Fund may invest in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.
Floating Rate, Inverse Floating Rate and Index Obligations
The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.
Derivatives
The Fund may utilize a variety of derivatives contracts, such as options, futures, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.
The Adviser will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Adviser may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Adviser may rely on diversification to control such risks to the extent that the Adviser believes it is desirable to do so.
Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.
Certain additional risk factors related to derivatives are discussed below:
Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.
Counterparty Risk. Counterparty risk with respect to over-the-counter (“OTC”) derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices
A call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option would entitle the Fund, in return for the premium paid, to sell specified securities during the option period. The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.
Writing Call Options. The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.
Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.
The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.
If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.
In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including exchange-traded funds (“ETFs”), and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Writing Covered Index Call Options. The Fund may sell index call options. The Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.  When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.
When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. Government securities or other high- grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.
The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.
Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of the Fund as a regulated investment company.
Over-the-Counter Options. The Fund may engage in transactions involving over-the-counter options as well as exchange-traded options. Certain additional risks are specific to over-the- counter options. The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an over-the-counter option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.
Exchange-traded options generally have a continuous liquid market while over-the-counter options may not. Consequently, the Fund may generally be able to realize the value of an over- the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an over-the-counter option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into over-the-counter options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. Unless the Fund, as a covered over-the-counter call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an over-the-counter option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.
The SEC has taken the position that purchased over-the-counter options are illiquid securities. The Fund may treat the cover used for written over-the-counter options as liquid if the dealer agrees that the Fund may repurchase the over-the-counter option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat over-the-counter options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of over-the-counter options, the Fund will change the treatment of such instruments accordingly.
Stock Index Options. The Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.
If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
Futures and Options on Futures
The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.
The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). The Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Company, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Therefore, as of the date of this SAI, neither the Company nor the Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Adviser is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options on futures, or swaps requires the Adviser to register as a commodity pool operator with the CFTC with respect to the Fund, the Adviser will do so at that time.
A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.
The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
With respect to options and futures contracts that are cash settled, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than the full notional value. In the case of options and futures contracts that are not cash settled, the Fund will set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin), while the positions are open.
Stock Index Futures
The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swap Transactions
The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with "caps," "floors" or "collars". A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.
The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. Government securities or cash or cash equivalents.
Total Return Swaps. The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed  or variable  interest rate  of  the total return  from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.
Credit Default Swaps. The Fund may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. When the Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.
Currency Swaps. The Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.
Interest Rate Swaps. The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.
Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.
Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Over the Counter Derivatives Transactions
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which  was  signed  into  law  on  July  21,  2010,  established  a  new  statutory  framework  that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).  Congress may determine to repeal or revise the Dodd-Frank Act or portions thereof and other laws and regulations.  The effect of such actions, if taken, cannot be known.

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.
Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.
The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.
NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS
The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the- counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of registration. Investments by the Fund in non-publicly traded securities and private placements may be limited to the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

ILLIQUID AND RESTRICTED SECURITIES
The Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Company’s Board of Trustees (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between the Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the Securities Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund. However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.
The Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act. 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the Securities Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the Board.
Investment Company Securities
The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and ETFs, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.
Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, the Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.
Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•
The Fund may own an unlimited amount of the securities of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act, and subject to certain limitations on excessive sales loads or distribution-related fees.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:
i.
the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits established by the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and
iii.
the Fund is obligated to exercise proxy voting rights in shares of an Underlying Fund either by (i) seeking instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote only in accordance with such instructions, or (ii) voting the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.
Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.
Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.
Exchange-Traded Funds
ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.
An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.
Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.
The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.
Closed-End Funds
The Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).
Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills,  are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self- liquidation.
Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.
REITs are subject to the possibilities of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.
Short-Term Investments
The Fund may invest in any of the following securities and instruments:
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific  merchandise,  which  are  “accepted”  by  a  bank,  meaning  in  effect  that  the bank unconditionally agrees to pay the face value of the instrument on maturity. These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.
As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.
Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.
Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Adviser may actively expose the Fund to credit risk. However, there can be no guarantee that the Adviser will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.
Government Obligations
The Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.
Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government- sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Cyber Security Risk
Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund, the Adviser, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cyber security attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cyber security attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cyber security plans or systems implemented by its service providers.
Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.
Operational Risk
The Adviser and other service providers may experience disruptions or operating errors that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Adviser or the other service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
TEMPORARY INVESTMENTS
The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.
PORTFOLIO TURNOVER
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.
The Predecessor Fund’s portfolio turnover rates for the fiscal years ended April 30, 2017, 2016, and 2015 were 11%, 2% and 40%, respectively.
MANAGEMENT OF THE FUND
Board of Directors
The management and affairs of the Fund is supervised by the Board of Directors of the Company.  The Board consists of eight individuals, five of whom are not “interested persons” of the Company as that term is defined in the 1940 Act (“Independent Directors).  The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.  The Board has appointed Mr. Jay Kesslen, of the Adviser, as their Anti-Money Laundering Officer.

The Board believes that each of the Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity.  Among the attributes common to all Directors is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors.  A Director’s ability to perform his duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions; experience as a board member of the Company, other investment funds, or non-profit entities or other organizations; education or professional training; and/or other life experiences.  In addition to these shared characteristics, specific details regarding each Director’s principal occupations during the past five years are included in the table below.

Officers and Directors of the Company are listed below with their ages, addresses, present positions with the Company and principal occupations over at least the last five years.  Each Director may be contacted by writing to the Director c/o Kinetics Mutual Funds, Inc., 470 Park Avenue South New York, New York 10016.

Independent Directors
Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director(2)
Steven T. Russell (53) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director	Indefinite/ 16 years	Steven Russell Law Firm (April 2010 to present); Professor of Business Law and Finance, Suffolk County Community College (1997 to present).	17	N/A

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director(2)
Douglas Cohen, CPA (55) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director	Indefinite/ 16 years	Chief Financial Officer, Sunrise Credit Services, Inc. (2005 to present).	17	N/A
William J. Graham (55) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director	Indefinite/ 16 years	Assistant Town Attorney, Town of Islip (April 2016 to present); Attorney, William J. Graham, PC (2001 to present).	17	N/A

Joseph E. Breslin (63) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director	Indefinite/ 16 years	Assistant General Counsel, Commonfund (2014 to present); J.E. Breslin & Co. – Consulting (2010 to 2014); Chief Operating Officer, Central Park Credit Holdings (2007 to 2009).	17
Trustee, Forethought Variable Insurance Trust (23 portfolios); Trustee, BluArc Multi-Strategy Fund; Chairman and Trustee, Northern Lights Fund Trust IV (4 portfolios); Trustee, Hatteras Alternative Mutual Funds Trust (5 portfolios) (2004-2016); Trustee, Underlying Funds Trust (5 portfolios) (2004-2016); Trustee, HCIM Trust (2013-2015); Manager, Hatteras Global Private Equity Partners Institutional, LLC (2012-2016); Manager, Hatteras GPEP Fund II, LLC (2012-2015); Manager, Hatteras VC Co-Investment Fund II, LLC (2012-2016); Manager, Hatteras Master Fund, L.P. (2013-2016); Manager, Hatteras Core Alternatives

TEI Fund, L.P. (2013-2016); Manager, Hatteras Core Alternatives Fund, L.P. (2013-2016); Manager, Hatteras Core Alternatives Institutional Fund, L.P. (2013-2016); Manager, Hatteras Core Alternatives TEI Institutional Fund, L.P. (2013-2016); and Trustee, Hatteras Variable Trust (2012-2013).

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director(2)
James M. Breen (58) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director	Indefinite/ 8 years	Vice President, HBES Consulting, Inc. (2014 to present); Senior Special Agent, Homeland Security Investigations, Miami, FL (2011 to 2014); Assistant Attaché Immigration & Customs Enforcement, Pretoria, South Africa (2008 to 2011).	17	N/A

Interested Directors & Officers
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director(2)
Murray Stahl(3) (63) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Director & Secretary	Indefinite/ 16 years	Chairman, FRMO Corp. (2001 to present) (provides consulting services to private investment funds and research services with respect to marketable securities);	17	Director and Officer of FRMO Corp; Director, Winland Electronics, Inc.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director(2)
Chairman and Chief Investment Officer, Horizon Kinetics LLC, (including Horizon Asset Management LLC (investment adviser) (1994 to present); Kinetics Asset Management LLC and Kinetics Advisers, LLC (2000 to present); CEO, Horizon Kinetics LLC (2015 to present).
Peter B. Doyle(3) (54) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Director President & Chairman of the Board	Indefinite/ 14 years	Vice President, Horizon Asset Management LLC (1997-2011); Vice President, FMRO Corp. (2001 to present) (provides consulting services to private investment funds and research services with respect to	17	Director and Officer, FRMO Corp.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director(2)
marketable securities); Managing Director, Horizon Kinetics LLC (including Horizon Asset Management LLC (an SEC-registered investment adviser) (1994 to present); Kinetics Asset Management LLC and Kinetics Advisers LLC (2000 to present)); and President of Kinetics Mutual Funds, Inc. (1998 to present).
Leonid Polyakov(3) (59) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Director & Treasurer	Indefinite/ 14 years	CFO, Kinetics Asset Management LLC (2000 to 2011); CFO and FINOP, Kinetics Funds Distributor LLC (2002 to 2011); Director, Kinetics Advisers, LLC (2000 to 2011).	17	N/A
(1)	The term “fund complex” refers to the Company and the Kinetics Portfolios Trust, a separate registered investment company that has the Adviser in common with the Company.
(2)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or investment companies registered under the 1940 Act.

(3)	Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser and its affiliates.

Officers

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Andrew M. Fishman (67) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Chief Compliance Officer	Indefinite/12 years
Associate General Counsel, Horizon Kinetics LLC (2011 to present); General Counsel, Horizon Asset Management, Inc. (1997 to 2011); Secretary, Horizon Asset Management, Inc. (2006 to 2011); Chief Compliance Officer, Kinetics Asset Management, Inc. (1999 to 2011); Chief Compliance Officer, Kinetics Advisers, LLC (2000 to 2011).

Jay H. Kesslen (44) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Vice President and Assistant Secretary	Indefinite/12 years
General Counsel, Horizon Kinetics LLC (including Horizon Asset Management LLC (an SEC-registered investment adviser) (2011 to present), Chief Compliance Officer, Horizon Kinetics LLC (2015-2016), Kinetics Asset Management LLC (2000 to present), Kinetics Advisers LLC (2000 to present), Kinetics Funds Distributor LLC (2000 to present), KBD Securities LLC (2000 to present)); FRMO Corp. (2014 to present).

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board of Directors of the Company.  The Company, on behalf of the Fund, has engaged the Adviser to manage the Fund on a day-to-day basis.  The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s Articles of Incorporation and By-laws.  The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibility.  The Independent Directors meet with their independent legal counsel in-person during each quarterly in-person board meeting.  As described below, the Board has established an Audit Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time to assist them in fulfilling their oversight responsibilities.

The Board has appointed Peter B. Doyle, an interested Director, to serve in the role of Chairman.  The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Company’s service providers, counsel and other Directors generally between meetings.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board does not have a lead independent Director.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs.  The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  The Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board requires senior officers of the Company, including the President, Treasurer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee also receive regular reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters.  The Board also receives reports from certain of the Company’s other primary service providers on a periodic or regular basis, including the Company’s custodian, distributor and administrator.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Committees
The Board has two standing committees as described below:

Audit Committee
Members	Description	# of Meetings during Past Fiscal Year
James M. Breen Joseph E. Breslin Douglas Cohen, CPA* William J. Graham Steven T. Russell	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the funds.	The Committee met two times during the year ended December 31, 2016.

Pricing Committee
Members	Description	# of Meetings during Past Fiscal Year
James M. Breen Joseph E. Breslin* Douglas Cohen William J. Graham Steven T. Russell
Responsible for (1) monitoring the valuation of the Fund’s securities and other investments; and (2) as required by the Fund’s valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations shall be reported to the full Board.
The Committee met two times during the year ended December 31, 2016.
* Designates the Chairperson of the respective Committee.

Board Interest in the Fund
As of December 31, 2016, the Directors owned the following amounts in the Fund and in all of the Funds overseen by the Directors:
Name of Director	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds/Portfolios Overseen by Director
INDEPENDENT DIRECTORS
Steven T. Russell	Horizon Spin-Off and Corporate Restructuring Fund	None	None
	Alternative Income Fund	None
	Internet Fund	None
	Global Fund	None
	Paradigm Fund	None
	Medical Fund	None
	Small Cap Opportunities Fund	None
	Market Opportunities Fund	None
	Multi-Disciplinary Income Fund	None
Douglas Cohen	Horizon Spin-Off and Corporate Restructuring Fund	None	$10,001-$50,000
	Alternative Income Fund	None
	Internet Fund	None
	Global Fund	None
	Paradigm Fund	$10,001-$50,000
	Medical Fund	None
	Small Cap Opportunities Fund	$10,001-$50,000
	Market Opportunities Fund	$1-$10,000
	Multi-Disciplinary Income Fund	None
William J. Graham	Horizon Spin-Off and Corporate Restructuring Fund	None	$10,001-$50,000
	Alternative Income Fund	None
	Internet Fund	None
	Global Fund	None

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds/Portfolios Overseen by Director
	Paradigm Fund	None
	Medical Fund	None
	Small Cap Opportunities Fund	None
	Market Opportunities Fund	None
	Multi-Disciplinary Income Fund	$10,001-$50,000
Joseph E. Breslin	Horizon Spin-Off and Corporate Restructuring Fund	None	$10,001-$50,000
	Alternative Income Fund	None
	Internet Fund	None
	Global Fund	None
	Paradigm Fund	$10,001-$50,000
	Medical Fund	None
	Small Cap Opportunities Fund	None
	Market Opportunities Fund	$10,001-$50,000
	Multi-Disciplinary Income Fund	None
James M. Breen	Horizon Spin-Off and Corporate Restructuring Fund	None	Over $100,000
	Alternative Income Fund	None
	Internet Fund	None
	Global Fund	None
	Paradigm Fund	None
	Medical Fund	$10,001-$50,000
	Small Cap Opportunities Fund	Over $100,000
	Market Opportunities Fund	None
	Multi-Disciplinary Income Fund	None

Name of Director	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds/Portfolios Overseen by Director
INTERESTED DIRECTORS
Murray Stahl	Horizon Spin-Off and Corporate Restructuring Fund	None	Over $100,000
	Alternative Income Fund	None
	Internet Fund	$10,001-$50,000
	Global Fund	None
	Paradigm Fund	Over $100,000
	Medical Fund	None
	Small Cap Opportunities Fund	Over $100,000
	Market Opportunities Fund	Over $100,000
	Multi-Disciplinary Income Fund	$1-$10,000
Leonid Polyakov	Horizon Spin-Off and Corporate Restructuring Fund	None	Over $100,000

	Alternative Income Fund	Over $100,000
	Internet Fund	$10,001-$50,000
	Global Fund	$10,001-$50,000
	Paradigm Fund	Over $100,000
	Medical Fund	$50,001-$100,000
	Small Cap Opportunities Fund	Over $100,000
	Market Opportunities Fund	Over $100,000
	Multi-Disciplinary Income Fund	$50,001-$100,000
Peter B. Doyle	Horizon Spin-Off and Corporate Restructuring Fund	None	Over $100,000
	Alternative Income Fund	None
	Internet Fund	$10,001-$50,000
	Global Fund	Over $100,000
	Paradigm Fund	Over $100,000
	Medical Fund	None
	Small Cap Opportunities Fund	Over $100,000
	Market Opportunities Fund	Over $100,000
	Multi-Disciplinary Income Fund	Over $100,000

Compensation

For their service as Directors of the Company, the Independent Directors receive an aggregate fee of $30,000 per year and $3,000 per Board meeting attended, with an additional $2,000 for each Pricing and/or Audit Committee meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  In addition, each Committee Chairman of the Company (such as the Audit Committee or Pricing Committee) receives an additional fee of $5,000 per year for his service as chairman.  The “interested persons” who serve as Directors of the Company receive no compensation for their service as Directors.  None of the executive officers receive compensation from the Fund except the Company’s Chief Compliance Officer.  The following table provides compensation information for the Directors for the year-ended December 31, 2016.
Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund/Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors (2)
Interested Directors/Trustees
Murray Stahl(1)	None	None	None	None
Peter B. Doyle(1)	None	None	None	None
Leonid Polyakov(1)	None	None	None	None
Independent Directors/Trustees
Steven T. Russell	None	None	None	$50,000
Douglas Cohen	None	None	None	$55,000
William J. Graham	None	None	None	$50,000
Joseph E. Breslin	None	None	None	$55,000
James M. Breen	None	None	None	$50,000
(1)	“Interested person” as defined under the 1940 Act.

(2)	Includes compensation paid by Kinetics Portfolios Trust.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. As the Fund has not yet commenced operations as of the date of this SAI, there are no control persons and principal holders of securities.
Management Ownership
The Directors and officers of the Company as a group do not own any outstanding shares of the Fund as the Fund had not yet commenced operations. Furthermore, neither the Independent Directors, nor members of their immediate families, own securities beneficially or of record in the Adviser, the Fund’s distributor, KFD, or any of their respective affiliates.

PROXY VOTING POLICIES
The Company, on behalf of the Fund, has delegated the voting of portfolio securities to the Adviser.  The Adviser has adopted policies and procedures for the voting of proxies on behalf of client accounts, including the Fund, for which the Adviser has voting discretion.  Pursuant to these policies and procedures, the Adviser’s guiding principles in voting proxies is to ensure that the manner in which proxies are voted is in the best interest of its clients and the value of the investment.  To this end, an independent third party proxy service, Institutional Shareholder Services Inc. (“ISS”), has been retained by the Adviser for their fundamental research on the proxy question and subsequent recommendations.  Proxies are voted by ISS in accordance with their proxy voting guidelines with the intent of serving the best interests of the Adviser’s clients.  The Adviser’s Proxy Voting Policies and Procedures and a summary of ISS’ guidelines are attached as Appendix B.

ISS will inform the Adviser’s proxy administrator of any proxies that do not fall within the adopted guidelines.  The Adviser’s proxy administrator will send the proxies in question to the portfolio manager for review, documentation of vote rationale, and signature.  In the event the designated portfolio manager is unavailable, the proxy will be forwarded to the Chief Investment Strategist for execution.

ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Adviser to determine whether they are consistent with the Adviser’s guiding principles.  ISS also assists the Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

The Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS.  The Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Adviser currently receives from ISS.

The Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions.  These procedures include the Adviser’s use of ISS as an independent third party and a review and approval process for individual decisions that do not follow ISS recommendations.

More Information

The Fund’s actual voting records relating to portfolio securities during the most recent 12‑month period ended June 30 is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Adviser’s proxy voting policies and procedures are also available on the Fund’s website at www.kineticsfunds.com or by calling toll-free at 1‑800-930-3828 and will be sent within three business days of receipt of a request.

INVESTMENT ADVISER

The Adviser, Kinetics Asset Management LLC, serves as investment advisor to the Fund pursuant to an investment advisory agreement with the Company (the “Advisory Agreement”). Kinetics Asset Management LLC, is located at 470 Park Avenue South New York, New York 10016.  Founded in 1996, the Investment Adviser provides investment advisory services to a family of nine mutual funds with discretionary management authority over approximately $1.708 billion in assets as of March 31, 2017.  The Investment Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC.
Under the Advisory Agreement, the Adviser furnishes investment advice to the Fund by continuously reviewing the securities portfolios and recommending to the Fund to what extent securities should be purchased or sold.  Pursuant to the Advisory Agreement, the Adviser:

(1)	renders research, statistical and advisory services to the Fund;
(2)	makes specific recommendations based on the Fund’s investment requirements; and
(3)	pays the salaries of those of the Fund’s employees who may be officers or directors or employees of the Adviser.

The Advisory Agreement continues on a year-to-year basis provided that specific approval is voted at least annually by the Board of Directors by the vote of the holders of a majority of the outstanding voting securities of the Fund, as applicable.  In either event, it must also be approved by a majority of the Directors of the Company who are neither parties to the Advisory Agreement nor “interested persons” of the Company as defined in the 1940 Act at a meeting called for the purpose of voting on such approval.  The Adviser’s investment decisions are made subject to the direction and supervision of the Board of Directors.  The Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund.  Ultimate decisions as to the Fund’s investment policies are made by the Fund’s officers and the Directors.
A discussion regarding the basis for the Board of Directors approval of the investment advisory agreement for the Fund will be available in the Fund’s first annual or semi-annual report to shareholders.

Advisory Fees
In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, for services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average daily net assets.

The Predecessor Fund paid the following advisory fees to the Adviser:
Period	Advisory Fee Accrued	Advisory Fee Reduced or Reimbursed	Advisory Fee Retained by Adviser
For the year ended April 30, 2015	$768,271	$204,685	$563,586
For the year ended April 30, 2016	$587,347	$140,217	$447,130
For the year ended April 30, 2017	$254,491	$242,724	$11,767

The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25%, 1.25%, and 1.45% of the average daily net assets of the Advisor Class A Shares, Advisor Class C Shares, Institutional Class and No Load Class Shares, respectively. This agreement is in effect until August 31, 2019, and may be terminated before that date only by the Company’s Board of Directors. The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment.
Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for a fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Adviser and will not include any amounts previously reimbursed to the Adviser by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or Fund expenses.
Fees of the custodian, administrator, fund accountant and transfer agent are paid by the Fund as more fully described below.  The Fund pays all other expenses, including:
•	fees and expenses of directors not affiliated with the Adviser;
•	legal and accounting fees;
•	interest, taxes, and brokerage commissions; and
•	record keeping and the expense of operating its offices.

Portfolio Managers
Investment Professionals for the Adviser
The Fund is managed by Steven M. Bregman and Murray Stahl.
As of December 31, 2016, information on other accounts managed by the Fund’s portfolio managers is as follows:

Steven M. Bregman
Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	1	$24.13	0	$0
Other Pooled Investment Vehicles	4	$93.91	3	$68.11
Other Accounts	1,513	$1,404.39	0	$0

Murray Stahl
Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	4	$191	0	$0
Other Pooled Investment Vehicles	19	$450.71	18	$373.18
Other Accounts	902	$1,193.41	3	$200.06

Performance fee accounts are subject to the same allocation principles and the same supervisory review.
Compensation
Portfolio Managers are compensated with a base salary and bonus.  The base salary is a fixed amount.  Bonuses are subjective and are not tied to performance of the Fund, but instead are based on the overall contribution to the Adviser.  The Portfolio Managers also have access to a 401(k) retirement plan.  Additionally, certain Portfolio Managers are also equity owners of the Adviser.

Material Conflicts of Interest
The portfolio managers are responsible for managing the Fund, as well as other accounts.  A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than the Fund or that may have a performance fee arrangement.  The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.  In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts.  The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  The Adviser seeks to provide best execution of all securities transactions and aggregates and then allocates securities to client accounts in a fair and timely manner.  To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
Ownership of the Fund by Portfolio Managers
The following chart sets forth the dollar range of shares owned by each portfolio manager in the Predecessor Fund as of April 30, 2017:

Name of Portfolio Manager	Dollar Range of Fund shares owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 -$1,000,000, Over $1,000,000)
Steven Bregman	None
Murray Stahl	None

SHAREHOLDER SERVICING

The Adviser has entered into shareholder servicing agreements with the Fund under which the Adviser may perform, or arrange for others to perform, certain shareholder servicing functions.  The Adviser has entered into written agreements with shareholder servicing agents that perform shareholder services on behalf of their clients who own shares of the Fund.  For these shareholder servicing functions, the Adviser and/or shareholder servicing agents are entitled to receive an annual shareholder servicing fee in the amount of 0.25% of the average daily net assets for each of the No Load Class and Advisor Class A of the Fund and 0.20% of the average daily net assets of the Institutional Class of the Fund.  The Adviser has contractually agreed to waive and/or reimburse a portion of the shareholder servicing fee with respect to the Institutional Class in excess of 0.05% of the average daily net assets of the Institutional Class until at least August 31, 2019.  The Adviser and/or its affiliates may pay additional compensation from time to time, out of their respective assets and not as an additional charge to the Fund, to selected shareholder servicing agents and other persons in connection with providing services to shareholders of the Fund. For the fiscal year ended April 30, 2017, the Predecessor Fund paid $32,262 in shareholder servicing fees to Service Organizations. No shareholder servicing fees were paid to the Adviser.

ADMINISTRATIVE SERVICES
As of August 28, 2017, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator of the Fund.  The Administrator is entitled to receive annual fees, payable monthly, based on the Fund’s average net assets.

Administrative services include, but are not limited to, providing office space, equipment, telephone facilities, various personnel, including clerical and supervisory, and computers, as is necessary or beneficial to:

•	establish and maintain shareholders’ accounts and records,
•	process purchase and redemption transactions,
•	process automatic investments of client account cash balances,
•	answer routine client inquiries regarding the Fund,
•	assist clients in changing dividend options,
•	account designations, and addresses, and
•	providing such other services as the Fund may reasonably request.

The Predecessor Fund paid to a previous Co-Administrator the following fees:

Co-Administration Fees
Fiscal year ended April 30, 2015	$55,969
Fiscal year ended April 30, 2016	$38,373
For the year ended April 30, 2017	$18,428

As of August 28, 2017, U.S. Bancorp will serve as the Fund’s accountant and transfer agent.  As such, U.S. Bancorp provides certain shareholder services and record management services and acts as the Fund’s dividend disbursement agent.

DISTRIBUTOR

Kinetics Funds Distributor LLC, 470 Park Avenue South, New York, New York 10016, is the distributor of the Fund’s shares.  KFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. and an affiliate of the Adviser.

The following table shows the aggregate amount of brokerage commissions paid and amounts received by the Predecessor Fund’s distributor for the fiscal year ended April 30, 2017, for Class A Shares:

Period	Amount of Commissions	Amount Received
For the year ended April 30, 2015	$141,216	$7,668
For the year ended April 30, 2016	$14,224	$0
For the year ended April 30, 2017	$13,839	$0

DISTRIBUTION PLANS

The Company, on behalf of the Fund, has adopted separate Distribution Plans pursuant to Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act (the “Plans”) for each of the Advisor Class A and Advisor Class C shares.  Under the Advisor Class A Plan, Advisor Class A shares may pay up to an annual rate of 0.25% of the average daily net asset value (“NAV”) of such shares to the Distributor or other qualified recipient under the Plan.  Under the Advisor Class C Plan, Advisor Class C shares may pay an annual rate of 1.00% of the average daily NAV of Advisor Class C shares to the Distributor.  The Plans were adopted to facilitate the sale of a sufficient number of shares to allow the Fund to achieve economic viability.

The Plan for the Advisor Class A shares is a “reimbursement” Plan that provides the Company the ability to use assets of the Fund to reimburse KFD and other qualified recipients (e.g., securities dealers, financial institutions and other industry professionals) for any expenses incurred in connection with any activity that is principally intended to result in the sale of the Fund’s shares subject to the Plan up to 0.25% of average daily net assets.  The Plan for Advisor Class C shares is a “compensation” type plan that provides the Company with the ability to use assets of the Fund to pay KFD and other qualified recipients (e.g., securities dealers, financial institutions and other industry professionals) fees in the amount of 1.00% of average daily net assets to finance any activity that is principally intended to result in the sale of the Fund’s shares subject to the Plan.

Activities covered by the Plans include:

•	the advertising and marketing of shares of the Fund covered by the Plans;
•	preparing, printing, and distributing Prospectuses and sales literature to prospective shareholders, brokers, or administrators; and
•	implementing and operating the Plans.

The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who have no direct or indirect financial interest in the operation of the Plans (as used in this section, “Independent Directors”), cast in person at a meeting called for that purpose.  As long as the Plans are in effect, the Independent Directors must select and nominate other Independent Directors.

The Plans and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval by a majority of the Fund’s outstanding shares covered by the Plans.  All material amendments to the Plans or any related agreements must be approved by a vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

KFD is required to report in writing to the Board of Directors, at least quarterly, on the amounts and purpose of any payments made under the Plans.  KFD is also required to furnish the Board of Directors with such other information as may reasonably be requested in order to enable the Directors to make an informed determination of whether the Plans should be continued.

The following shows the dollar amount of fees paid by the Predecessor Fund pursuant to the 12b-1 Plan:

12b-1	Class A	Class C
For the fiscal year ended April 30, 2016	$25,629	$95,488
For the fiscal year ended April 30, 2017	$13,980	$60,135

CUSTODIAN

U.S. Bank N.A. (“U.S. Bank”), with principal offices at 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212 is custodian for the securities and cash of the Fund.  Under a Custody Agreement with the Fund, U.S. Bank holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.  U.S. Bank receives annual fees based on the Fund’s average net assets.

U.S. Bank also serves as custodian of the securities and cash held by the Fund pursuant to a Custody Agreement under which U.S. Bank is responsible for the safekeeping and keeps all necessary records and documents relating to its duties.

CODE OF ETHICS

The Company, Kinetics and KFD have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits investment personnel subject to the particular Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund for their own accounts.

Valuation of Shares

Shares of the Fund are sold on a continual basis at the NAV per share next computed, plus any applicable sales charge, following acceptance of an order by the Fund.  The Fund’s NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr.’s Day, Washington’s Birthday/President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Equity securities are valued each day at the last quoted sales price on the securities principal exchange.  If there is no sales price, a security is valued at the last reported bid price.  Securities that are listed on the Nasdaq Stock Market Inc. are valued using the NASDAQ Official Closing Price (“NOCP”) , and if no NOCP is available, then at the last reported bid price.  In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the NYSE, “fair value” will be determined in good faith in accordance with procedures approved by the Board of Trustees.  The Fund may use independent pricing services to assist in calculating the NAV of the Fund’s shares.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  If a composite price is not available, then a quote provided by one of the authorized pricing vendors would be used. If neither a composite price or quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value.  Non-exchange traded options also will be valued at the mean between the last bid and asked quotations.  Securities which have no public market and all other assets of the Fund are considered at such value as the Investment Adviser may determine in good faith, in accordance with the Fund’s valuation procedures as approved by the Company’s Board of Directors.

Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  Certain instruments such as repurchase agreements, demand notes, and money market mutual funds are traded at cost and there are no market values available for those instruments from third parties.  Those instruments are priced at cost.  Debt securities that are not priced by an independent third party pricing agent shall be valued (a) at the last sale price if such last sale occurred within the previous five business days, and (b) if there was no sale price during the previous five business days, at the average of the bids, or the sole bid if there is only one.  Debt securities and other securities which, in the judgment of the Investment Adviser, do not properly represent the value of a security will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Company’s Board of Directors.

Trading in foreign securities may be completed at times when the NYSE is closed.  In computing the NAV of the Fund, the value of a foreign security is determined as of the close of trading on the foreign exchange on which it is principally traded or as of the scheduled close of trading on the NYSE, whichever is earlier, at the closing sales prices provided by approved pricing services or other alternate sources.  In the absence of sales, the last available closing bid will be used.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company’s Board of Directors.  Values of foreign securities are translated from the local currency into U.S. dollars on the basis of the foreign currency exchange rates, as provided by an independent pricing service or reporting agency, generally prior to the close of the NYSE.  Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Fund’s NAV.  If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Company’s Board of Directors.

The NAV per share of each Class of shares of a Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets attributable to that Class (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses attributable to that Class) by the total number of shares of that Class outstanding at such time, as shown below:

(Value of Assets of the Class) - (Liabilities of the Class)	=	NAV per share
Shares Outstanding of the Class

Dealer Reallowances
The Fund’s Class A shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. The Advisor's affiliated broker-dealer, HRC Fund Associates, LLC ("HRC"), may receive sales charges from the Fund's Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund's Distributor. HRC did not receive any such sales charges for services rendered pursuant to the wholesaling agreement with respect to the Fund during the fiscal year ended April 30, 2016. As of the date of this SAI, HRC received $59,407 in sales charges from the Distributor for services rendered pursuant to the wholesaling agreement from 2009 through 2015 with respect to the Fund. In addition, HRC markets the Fund’s shares pursuant to a marketing agreement with the Advisor. The Advisor pays HRC out of its own resources and without additional cost to the Fund or its shareholders. Under both the wholesaling agreement and the marketing agreement, HRC markets the Fund to financial intermediaries, who in turn may recommend the Fund for purchase to their clients. HRC may also market the Fund to institutional investors. More detailed information on the sales charge and its application is contained in the Prospectus.
Marketing and Support Payments
The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide cash payments to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Fund’s Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.
PORTFOLIO HOLDINGS INFORMATION
The Company, on behalf of the Fund, maintains policies and procedures relating to selective disclosure of portfolio holdings (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These Portfolio Holdings Policies have been approved by the Board of Directors of the Company on behalf of the Fund and the Board of Trustees of the Trust on behalf of the Fund.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  Under the Portfolio Holdings Policies, neither the Company nor any representative of the Company may solicit or accept any compensation or other consideration in connection with Portfolio Holdings.

The Adviser only discloses information concerning securities held by the Fund under the following circumstances:
•
twenty calendar days after the end of each calendar quarter, the Adviser may post (a) the top twenty (20) securities held by each Fund/Portfolio and their respective percentage of the Portfolio on the Company’s website, (b) the top five (5) performing and the bottom five (5) performing securities held by each of the Trust’s Portfolios, and (c) for Portfolios that primarily invest in derivatives, cash and fixed income instruments, the top ten (10) derivative and top ten (10) fixed income holdings, along with their respective percentage of net assets in each Portfolio; and

•
as required by the federal securities laws, the Fund will disclose portfolio holdings in their applicable regulatory filings, including shareholder reports, reports on Forms N-CSR and N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Portfolio holdings information that is not filed with the SEC or posted on the Company’s website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive.  Disclosure to such third parties must be approved in advance by the Company’s/Trust’s or Adviser’s President.  The Administrator is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, which will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Fund) only upon approval by the Company’s or Adviser’s President, who must first determine that the Fund has a legitimate business purpose for doing so.  In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.  In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Trust’s Adviser, the Company’s transfer agent and Administrator – U.S. Bancorp Fund Services, LLC, the Company’s/Trust’s independent registered public accounting firm, the Company’s/Trust’s custodian, the Company’s/Trust’s legal counsel and the Company’s/Trust’s proxy voting service.  Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions.  “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).  Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.  Third party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of a Fund/Portfolio only with the permission of the Administrator.  From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Fund/Portfolio seeking portfolio securities trading suggestions.  In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Company’s/Trust’s Portfolio Holdings Policies set forth the third parties who receive portfolio holdings information pursuant to ongoing arrangements.  Furthermore, the Portfolio Holdings Policies can only be revised by Board approval.  The Board will be notified by the Adviser and the Administrator if disclosures are made concerning the Company’s portfolio holdings in contravention of the Company’s Portfolio Holdings Policies.

In determining the existence of a legitimate business purpose, and in order to ensure that the disclosure of the Company’s portfolio holdings is in the best interests of the Company’s shareholders, the following factors, and any additional relevant factors, shall be considered by the Company or its service providers when disclosing non-public portfolio holdings information to selected third parties:  (1) whether the disclosure is consistent with the anti-fraud provisions of the federal securities laws; and (2) avoidance of any conflicts of interest between the interests of the Company’s shareholders and the service providers.

Purchasing Shares

Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Fund.  Shares of the Fund are sold at their NAV plus any applicable sales charge.  Except for the Fund itself (through KFD), only investment dealers that have an effective selling agreement with the Fund are authorized to sell shares of the Fund.

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and completing a thorough review of all New Account Application Forms.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Offering Price of Advisor Class A Shares

A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in the Fund’s Prospectus.  All variations described in Appendix A – Financial Intermediary Sales Charge Variations (“Appendix A”) to the Fund’s Prospectus are applied by the identified financial intermediary.  Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through the financial intermediary identified on Appendix A to the Fund’s Prospectus should read the terms and conditions of Appendix A carefully.  A variation that is specific to the financial intermediary is not applicable to shares held directly with the Fund or through another intermediary. Please consult the financial intermediary with respect to any variations listed on Appendix A to the Fund’s Prospectus.

The actual sales charge that is paid by an investor on the purchase of Advisor Class A Shares may differ slightly from the sales charge listed above or in the applicable Prospectus due to rounding in the calculations.  Contact your broker or dealer for further information.

Advisor Class A Shares – Sales Load Waivers

You will not have to pay a sales charge on purchases of Advisor Class A shares if:

•	You are an employee of a broker-dealer or agent that has a selling agreement with the Distributor;
•	You buy Advisor Class A shares under a wrap program or other all-inclusive program offered by your broker-dealer or agent; or
•	The sales charge is waived by a broker-dealer or agent who has entered into an agreement with the Distributor that allows for load-waived Class A shares purchases.

Please consult your broker-dealer or agent to determine whether you may be eligible for these waivers.
Employees, directors or trustees of the Adviser, KFD, the Company or any of their affiliates, and members of the families (including parents, grandparents, siblings, spouses, children, and in-laws) of such entities’ employees, directors or trustees will also not have to pay a sales charge on Advisor Class A shares.

Advisor Class A Shares – Reducing the Sales Charge
Advisor Class A shares of the Fund are sold at their NAV plus a sales charge as described in the Prospectus.  Shareholders can reduce the sales charge on purchases of Advisor Class A shares by:

•	purchasing larger quantities of shares or putting a number of purchases together to obtain the discounts
•	signing a 13-month letter of intent
•	using the reinvestment privilege
•	making concurrent purchases

Certain broker-dealers may reduce sales charges under certain circumstances.  Consult your broker-dealer.  For the variations applicable to shares offered through a financial intermediary, please see “Appendix A – Financial Intermediary Sales Charge Variations” in the Fund’s Advisor Class Prospectus.

Large Purchases and Quantity Discounts   As indicated in the applicable Prospectus, the more Advisor Class A shares a shareholder purchases, the smaller the sales charge per share.  Shareholders who purchase $1 million or more worth of Class A shares will pay no initial sales charge.  If a shareholder purchases Advisor Class A shares on the same day as his or her spouse or children under 21, all such purchases will be combined in calculating the sales charges.

Also, if shareholders later purchase additional shares of a Fund, the purchases will be added together with the amount already invested in that Fund.  For example, if a shareholder already owns shares of a Fund with a value at the current NAV of $40,000 and subsequently purchases $10,000 more of that same Fund at the current NAV, the sales charge on the additional purchase would be 4.75%, not 5.75% as shown in the Prospectus.  At the time of purchasing additional purchases, shareholders should inform the Fund in writing that they already own Advisor Class A shares of the Fund.

Signing a Letter of Intent   If investors intend to purchase at least $50,000 of Advisor Class A shares over the next 13 months, they should consider signing a letter of intent (“LOI”) to reduce the sales charge.  A letter of intent includes a provision providing for the assessment of the sales charge for each purchase based on the amount you intend to purchase within the 13-month period.  It also allows the custodian to hold the maximum sales charge (i.e., 5.75%) in shares in escrow until the purchases are completed.  The shares held in escrow in the investor’s account will be released when the 13-month period is over.  If the investor does not purchase the amount stated in the letter of intent, the Fund will redeem the appropriate number of escrowed shares to cover the difference between the sales charge paid and the sales charge applicable to the individual purchases had the LOI not been in effect.  Any remaining escrow shares will be released from escrow.

The letter of intent does not obligate the investor to purchase shares, but simply allows the investor to take advantage of the lower sales charge applicable to the total amount intended to be purchased.  Any shares purchased within 90 days of the date you establish a letter of intent may be used as credit toward fulfillment of the letter of intent, but the reduced sales charge will only apply to new purchases made on or after that date.  The investor’s prior trade prices will not be adjusted.

Reinvestment Privilege If Advisor Class A shares of any of the Fund have been redeemed, the investor has a one‑time right, within 60 days, to reinvest the redemption proceeds at the next‑determined NAV without any sales charge.  Shareholders should inform the Fund, in writing, that they are reinvesting so that they will not be overcharged.

Concurrent Purchases  Another way to reduce the sales charge is to combine purchases made at the same time in a Fund and one or more other funds offered by the Company that apply sales charges.  For example, if an investor invests $30,000 in Advisor Class A shares of one of the Fund, and $70,000 in Advisor Class A shares of another Fund offered by the Company, the sales charge would be lower.  Investors should inform the Fund in writing about the concurrent purchases so that they will not be overcharged.

Broker-Dealer Purchases  Purchases of Advisor Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved through an existing agreement between the investment adviser, broker or financial planner and the Fund’s distributor, and purchases are placed through an omnibus account with the Fund; (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent or (iii) in other circumstances at a Fund’s discretion. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Involuntary Redemptions   The Fund reserve the right to redeem shares of accounts where the account balance is less than $1,000 with respect to the No Load, Advisor Class A and Advisor Class C shares and less than $100,000 with respect to the Institutional Class.  See the applicable Prospectus for more information on accounts with low balances.

Exchange Privilege

Shareholders may exchange shares of a Fund for shares of any other Fund offered by the Company.  Exercising the exchange privilege is treated as a sale for federal income tax purposes and you may realize short or long‑term capital gains or losses on the exchange.  An exchange of Fund shares held for 30 days or less may be subject to a 2.00% redemption fee.

Shareholders may exchange shares by telephone or in writing as follows:

•	By Telephone

You may exchange shares by telephone only if the shareholders registered on your account are the same shareholders registered on the account into which you are exchanging.  Exchange requests must be received before 4:00 p.m. Eastern time to be processed that day.

•	In Writing

You may send your exchange request in writing.  Please provide the Fund name and account number for each of the Funds involved in the exchange and make sure the letter of instruction is signed by all shareholders on the account.

Generally, you may only exchange No Load shares for No Load shares, Institutional Class shares for Institutional Class shares, Advisor Class A shares for Advisor Class A shares and Advisor Class C shares for Advisor Class C shares.  In all cases involving Advisor Class A share exchanges, shareholders will be required to pay a sales charge only once, assuming they are not eligible for a sales charge waiver.

NOTE:  The Fund may modify or terminate the exchange privilege at any time upon 60 days prior notice to shareholders.  Investors may have difficulty making exchanges by telephone through brokers or banks during times of drastic market changes.  If you cannot contact your broker or bank by telephone, you should send your request in writing via overnight mail.

Stock Certificates and Confirmations

The Fund does not intend to issue stock certificates representing shares purchased.  Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Fund to the shareholder’s address of record.

Special Incentive Programs

At various times the Fund may implement programs under which a dealer’s sales force may be eligible to (a) win nominal awards for certain sales efforts or as part of recognition programs conforming to criteria established by the Fund, or (b) participate in sales programs sponsored by the Fund.  In addition, the Adviser, in its discretion, may from time to time, pursuant to objective criteria established by the Adviser, sponsor programs designed to reward selected dealers for certain services or activities that are primarily intended to result in the sale of shares of the Fund.  These programs will not change the price you pay for your shares or the amount that the Fund will receive from such sale.

Investing Through Authorized Brokers or Dealers

The Fund may authorize one or more brokers to accept purchase orders on a shareholder’s behalf.  Brokers are authorized to designate intermediaries to accept orders on the Fund’s behalf.  An order is deemed to be received when an authorized broker or agent accepts the order.  Orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or agent.

For all classes other than the Institutional Class, if any authorized dealer receives an order of at least $1,000, the dealer may contact the Fund directly.  Orders received by dealers by the close of trading on the NYSE on a business day that are transmitted to the Fund by 4:00 p.m. Eastern Time on that day will be effected at the NAV per share determined as of the close of trading on the NYSE on that day.  Otherwise, the orders will be effected at the next determined NAV.  It is the dealer’s responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m. Eastern Time.

Redemption of Shares

To redeem shares, shareholders may send a written request in “good order” to:

Kinetics Mutual Funds, Inc.
c/o U.S. Bancorp Fund Services
P.O. Box 701
Milwaukee, WI  53201-0701
1-800-930-3828

A written request in “good order” to redeem shares must include:

•	the shareholder’s name,
•	the name of the Fund;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account.

The proceeds will be wired or sent via electronic funds transfer through the ACH network to the bank account of record or sent to the address of record within seven days.

If shareholders request redemption proceeds be sent to an address or bank other than that on record with the Fund or proceeds be made payable other than to the shareholder(s) of record, the written request must have signatures guaranteed by:

•	a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation (“FDIC”);
•	a member of the New York, Boston, American, Midwest, or Pacific Stock Exchange;
•	a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or
•	any other “eligible guarantor institution” as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions.  The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program.  The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

Redemption Fees

The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment.  The Fund is not designed for short-term traders.

For these reasons, the Fund assesses a 2.00% fee on the redemption or exchange of Fund shares held for 30 days or less.  These fees will be paid to the Fund to help offset transaction costs.  The Fund reserves the right to waive the redemption fee, subject to its sole discretion in instances it deems not to be disadvantageous to the Fund.

The Fund will use the first-in, first-out (“FIFO”) method to determine the 30-day holding period.  Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account.  If this holding period is 30 days or less, the redemption fee will be assessed using the current NAV of those shares. The redemption fee will be applied on redemptions and exchanges of each investment made by a shareholder that does not remain in a Fund for a 30-day period from the date of purchase.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Fund’s Systematic Withdrawal Plan, as these transactions are typically de minimis.  This fee will also not be assessed to the participants in employer-sponsored retirement plans that are held at the Fund in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account.  The redemption fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Fund as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemptions to avoid adverse effects to the Fund.  In addition, the Fund is authorized to waive redemption fees for redemptions to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions. Although frequent purchases and redemptions of Fund shares are generally permitted, the Fund only intends to waive redemption fees for redemptions the Fund reasonably believes do not raise frequent trading or market timing concerns.

Brokerage

The Fund’s assets are invested by the Adviser in a manner consistent with the Portfolio’s investment objective, strategies, policies and restrictions and with any instructions the Board of Trustees may issue from time to time.  Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of each Portfolio.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions may involve the payment by the Adviser, on behalf of the Portfolios, of negotiated brokerage commissions.  Such commissions vary among different brokers.  A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.  Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States.  There is generally no stated commission in the case of securities traded in the over‑the‑counter markets, but the price paid by the Adviser usually includes an undisclosed dealer commission or mark-up.  In underwritten offerings, the price paid by the Adviser on behalf of the Portfolios includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

U.S. Government securities generally are traded in the over-the-counter market through broker-dealers.  A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a spread.

In placing orders for the purchase and sale of portfolio securities for the Portfolios, the Adviser seeks to obtain the best price and execution, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved.  For securities traded in the over-the-counter markets, the Adviser deals directly with the dealers who make markets in these securities unless better prices and execution are available elsewhere.  The Adviser negotiates commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Adviser generally seeks reasonably competitive commission rates, the Portfolios do not necessarily pay the lowest commissions available.  The Trust’s Board of Trustees and the Company’s Board of Directors periodically review the commission rates and allocation of orders.

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Adviser.  Such research or services include advice, both orally and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolios from these transactions.  The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts that they manage, as opposed to solely benefiting one specific managed fund or account.

From time-to-time, the Adviser may effect transactions in portfolio securities with executing brokers that may also promote or sell shares of the Fund (“selling brokers”) pursuant to policies adopted by the Company’s Board of Directors.  These policies provide that the Adviser shall not (i) take into consideration the promotion or sale of the Fund’s shares as a factor in selecting executing brokers for the Fund, (ii) enter into an arrangement or understanding (whether oral or written) pursuant to which the Adviser directs, or is expected to direct, portfolio securities transactions or any other remuneration (as described below) to any broker or dealer in consideration for the promotion or sale of the Fund, and (iii) enter into a “step out” or any other type of arrangement under which a portion of the Fund commission is directed to the selling brokers for the purpose of compensating such brokers for promoting or selling shares of the Fund.  This prohibition applies to all transactions whether such transaction involves a commission, mark-up, mark down, other fee or portion of another fee paid or to be paid from a transaction effected through an executing broker.

The following table represents the total brokerage commissions paid by the Predecessor Fund for the fiscal years ended April 30, 2017, 2016, and 2015, respectively:

Broker Commissions
For the fiscal year ended April 30, 2015	$31,334
For the fiscal year ended April 30, 2016	$13,681
For the fiscal year ended April 30, 2017	$13,839

Taxes

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

Federal – General Information

The Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.  As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders.  To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with this distribution requirement.  If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Taxation of Certain Financial Instruments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund through investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain.  The tax consequences of such transactions and investments will pass through to the Fund and may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund could be subject to the tax laws of such states or localities.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm.  Its services include an audit of the Fund’s financial statements and the performance of other related audit and tax services.

Financial Statements

The Predecessor Fund’s annual report to shareholders for the fiscal year ended April 30, 2017 has been filed with the SEC.  The financial statements, notes thereto and Report of Independent Registered Public Accounting Firm included in the Annual Report are incorporated by reference into this SAI.

Financial statements certified by the Fund’s independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S & P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by S & P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S & P Global Ratings . The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

 Local Currency and Foreign Currency Ratings – S & P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S & P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S & P Global Ratings.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S & P Global Ratings does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - S & P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S & P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S & P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S & P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, , financial, bank, insurance, and public finance entities sovereign (including supranational and sub-national) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security.  Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed.  To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change.  Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued.  In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur.  Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that will exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

PART C.
OTHER INFORMATION

Item 15. Indemnification

Reference is made to the Ninth paragraph of Registrant’s Articles of Amendment and Restatement, Article VIII of Registrant’s Amended and Restated By-Laws, and Paragraph 10(a) of the Distribution Agreement between Registrant and Kinetics Funds Distributor, LLC.  With respect to the Registrant, the general effect of these provisions is to indemnify any person (trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Company.  With respect to Kinetics Funds Distributor, LLC, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 16. Exhibits

Exhibit No.	Exhibit
(1)	Articles of Incorporation
(a)	Articles of Amendment and Restatement of Registrant are incorporated herein by reference to Pre- Effective Amendment No. 3 to the Registrant’s Registration Statement filed on September 7, 1999.
(b)
Articles of Amendment to Articles of Amendment and Restatement are incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement filed on October 4, 2004.

(c)	Articles of Amendment to Articles of Amendment and Restatement are incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement filed on May 1, 2008.
(d)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement filed on October 4, 2004.
(e)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement filed on January 31, 2006.
(f)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on April 10, 2007.
(g)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement filed on May 1, 2008.
(h)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement filed on December 30, 2009.
(i)	Articles Supplementary of Registrant are incorporated herein by reference to the Registration Statement on Form N-14 (File No. 333-218704) filed on June 13, 2017.

Part C-1

Exhibit No.	Exhibit
(2)	Amended and Restated By-laws are incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement filed on September 7, 1999.
(3)	Not applicable.
(4)	Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to the Combined Proxy Statement and Prospectus and is incorporated herein by reference.
(5)	Instruments Defining Rights of Security Holders are incorporated herein by reference to Articles of Incorporation and Bylaws.
(6)	Investment Advisory Contracts
(a)
Investment Advisory Agreements between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Internet, Global, Paradigm, Medical and Small Cap Opportunities Portfolios) are incorporated herein by reference to Registration Statement for Kinetics Portfolios Trust (File No. 811-09923) filed on May 1, 2000.

(a)(i)
Addendums to Investment Advisory Agreements between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Internet, Global, Paradigm, Medical and Small Cap Opportunities Portfolios) are incorporated herein by reference to Amendment No. 5 to Registration Statement for Kinetics Portfolios Trust (File No. 811-09923) filed on May 1, 2002.

(b)
Investment Advisory Agreement between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Market Opportunities Portfolio) is incorporated herein by reference to Amendment No. 13 to Registration Statement for Kinetics Portfolios Trust (File No. 811-09923) filed on June 29, 2007.

(c)
Investment Advisory Agreement between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Water Infrastructure Portfolio) is incorporated herein by reference to Amendment No. 16 to Registration Statement for Kinetics Portfolios Trust (File No. 811-09923) filed on June 29, 2007.

(d)
Investment Advisory Agreement between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Multi-Disciplinary Income Portfolio) is incorporated herein by reference to Amendment No. 17 to Registration Statement for Kinetics Portfolios Trust (File No. 811-09923) filed on February 8, 2008.

(e)
Form of Investment Advisory Agreement between Kinetics Mutual Funds, Inc. and Kinetics Asset Management LLC ) (Kinetics Spin-off and Corporate Restructuring Fund) is incorporated herein by reference to the Registration Statement on Form N-14 (File No. 333-218704) filed on June 13, 2017.

(f)	Form of Expense Reimbursement Agreement between Kinetics Mutual Funds, Inc. and Kinetics Asset Management, LLC
(7)	Underwriting Contracts.
(a)
Distribution Agreement between Kinetics Mutual Funds, Inc. and Kinetics Funds Distributors, LLC dated September 15, 2000 is incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement filed on October 4, 2004.

(a)(i)
Form of Amended Schedule A to the Distribution Agreement between Kinetics Mutual Funds, Inc. and Kinetics Funds Distributor, LLC is incorporated herein by reference to the Registration Statement on Form N-14 (File No. 333-218704) filed on June 13, 2017.

(b)
Sub-Distribution Agreement between Kinetics Mutual Funds, Inc., Kinetics Funds Distributors, LLC and Quasar Distributors, LLC is incorporated here by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement filed on October 4, 2004.

(b)(i)
Form of Fifth Amendment to the Sub-Distribution Agreement between Kinetics Mutual Funds, Inc., Kinetics Funds Distributor, LLC and Quasar Distributors, LLC is incorporated herein by reference to the Registration Statement on Form N-14 (File No. 333-218704) filed on June 13, 2017.

(8)	Not applicable.
(9)	Custodian Agreements
(a)
Custody Agreement between Registrant, Kinetics Portfolios Trust and U.S. Bank N.A. dated June 26, 2007 is incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on June 29, 2007.

Part C-2

Exhibit No.	Exhibit
(a)(i)
Form of Fifth Amendment to the Custody Agreement between Registrant, Kinetics Portfolios Trust and U.S. Bank N.A. is incorporated herein by reference to the Registration Statement on Form N-14 (File No. 333-218704) filed on June 13, 2017.

(10)	Rule 12b-1 and Rule 18f-3 Plans.
(a)
Retail Distribution Plan for Advisor Class A Shares (12b-1 Plan) is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on February 8, 2008.

(a)(i)
Form of Amended Exhibit A to the Retail Distribution Plan for Advisor Class A Shares is incorporated herein by reference to the Registration Statement on Form N-14 (File No. 333-218704) filed on June 13, 2017.

(b)
Retail Distribution Plan for Advisor Class C Shares (12b-1 Plan) is incorporated herein by reference to Post- Effective Amendment No. 30 to the Registrant’s Registration Statement filed on February 8, 2008.

(b)(i)
Form of Amended Exhibit A to the Retail Distribution Plan for Advisor Class C Shares (12b-1 Plan) is incorporated herein by reference to the Registration Statement on Form N-14 (File No. 333-218704) filed on June 13, 2017.

(c)	Rule 18f-3 Plan is filed herewith.
(11)	Legal Opinion.
(a)	Opinion and Consent of Counsel regarding the legality of securities being offered is filed herewith.
(12)	Other Opinions.
(a)	Form of Opinion and Consent of Counsel regarding tax matters is incorporated herein by reference to the Registration Statement on Form N-14 (File No. 333-218704) filed on June 13, 2017.
(13)	Other Material Contracts.
(a)
Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated January 1, 2002, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement filed on June 29, 2007.

(a)(i)	Form of Eighth Amendment to Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is filed herewith.
(b)
Fund Accounting Servicing Agreement between Registrant, Kinetics Portfolios Trust and U.S. Bancorp Fund Services, LLC dated December 15, 2004, is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement filed on January 31, 2006.

(b)(i)
Form of Sixth Amendment to Fund Accounting Servicing Agreement between Registrant, Kinetics Portfolios Trust and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to the Registration Statement on Form N-14 (File No. 333-218704) filed on June 13, 2017.

(c)
Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated December 18, 2009 is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement filed on December 30, 2009.

(c)(i)
Form of Amendment to the Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to the Registration Statement on Form N-14 (File No. 333-218704) filed on June 13, 2017.

(d)
Shareholder Servicing Agreement between Registrant and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) with respect to the No Load, Advisor Class A, B and C Shares is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement filed on May 1, 2006.

(d)(i)
Form of Amended Schedule A to Shareholder Servicing Agreement between Registrant and Kinetics Asset Management LLC with respect to the No Load, Advisor Class A, and C Shares is incorporated herein by reference to the Registration Statement on Form N-14 (File No. 333-218704) filed on June 13, 2017.

(e)
Shareholder Servicing Agreement between Registrant and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) with respect to Institutional Share Class is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement filed on April 29, 2005.

Part C-3

Exhibit No.	Exhibit
(e)(i)
Form of Amendment to Shareholder Servicing Agreement between Registrant and Kinetics Asset Management LLC with respect to Institutional Share Class is incorporated herein by reference to the Registration Statement on Form N-14 (File No. 333-218704) filed on June 13, 2017.

(e)(ii)
Waiver and Reimbursement Agreement with respect to the Shareholder Servicing Agreement for the Institutional Class dated December 18, 2009 is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement filed on December 30, 2009.

(e)(iii)
Form of Amendment to Waiver and Reimbursement Agreement with respect to the Shareholder Servicing Agreement for the Institutional Class is incorporated herein by reference to the Registration Statement on Form N-14 (File No. 333-218704) filed on June 13, 2017.

(f)
Agreement of the Joint Insureds between Registrant, Kinetics Portfolios Trust and The Internet Fund, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement filed on September 7, 1999.

(14)	Consent of Independent Registered Public Accounting Firm Tait, Weller & Baker LLP is filed herewith.
(15)	Not Applicable.
(16)	Powers of Attorney for the Directors of the Registrant is incorporated herein by reference to the Registration Statement on Form N-14 (File No. 333-218704) filed on June 13, 2017.
(17)	Additional Exhibits.
(a)	Proxy Card is filed herewith.

Item 17. Undertakings
(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the Proxy/Prospectus in a post-effective amendment to this registration statement.

Part C-4

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and the State of New York on the 27th day of July, 2017.

KINETICS MUTUAL FUNDS, INC.

/s/ Peter B. Doyle
Peter B. Doyle, President

Pursuant to the requirements of the Securities Act, this Pre-Effective Amendment No. 1 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

NAME	TITLE	DATE

/s/ Peter B. Doyle	Director, President,	July 27, 2017
Peter B. Doyle	Chairman of the Board

Douglas Cohen* .	Director	July 27, 2017
Douglas Cohen

William J. Graham*	Director	July 27, 2017
William J. Graham

Steven T. Russell*	Director	July 27, 2017
Steven T. Russell

Murray Stahl*	Director and Secretary	July 27, 2017
Murray Stahl

Joseph E. Breslin*	Director	July 27, 2017
Joseph E. Breslin

James Breen*	Director	July 27, 2017
James M. Breen

/s/ Leonid Polyakov	Director and Treasurer	July 27, 2017
Leonid Polyakov

*By: /s/ Jay Kesslen
Attorney-In-Fact pursuant to the Power of Attorney
filed on June 13, 2017.

Part C-5

INDEX TO EXHIBITS
Exhibit Number	Description
11(a)	Opinion and Consent of Counsel regarding the legality of securities being offered.
14	Consent of Independent Registered Public Accounting Firm Tait, Weller & Baker LLP.
16	Powers of Attorney.
17(a)	Proxy Card.

Part C-6